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                                                                    EXHIBIT 10.5

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                               PIONEER PROGRAM
                               MASTER AGREEMENT


                        Dated as of September 30, 1998

                                    among


                           THE PIONEER GROUP, INC.,
                                  as Parent,

                      PIONEERING MANAGEMENT CORPORATION,
                                 as Advisor,

                       PIONEER FUNDS DISTRIBUTOR, INC.,
                                as Distributor
                                     and
                           Program Servicer Agent,

                              PLT FINANCE, L.P.,
                                as Purchaser,

                PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC.,
                         as Program Administrator and

                            BANKERS TRUST COMPANY,
                        not in its individual capacity
                       but solely as Collection Agent,
                    except as otherwise expressly provided



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                              TABLE OF CONTENTS

                                                                          Page
                                                                          ----

ARTICLE I  RULES OF CONSTRUCTION; DEFINITIONS

     1.01.     Rules of Construction....................................    2
     1.02.     Definitions..............................................    2


ARTICLE II  EXECUTION AND DELIVERY OF PROGRAM DOCUMENTS

     2.01.     Program Documents; Purchase Date.........................    2
     2.02.     Execution and Delivery of Purchase Agreement.............    2
     2.03.     Execution and Delivery of Program
               Collection Agency Agreement..............................    2
     2.04.     Execution and Delivery of Program Servicer Agent
               Agreement................................................    2


ARTICLE III  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES
                  PURSUANT TO THE PROGRAM DOCUMENTS

     3.01.     Conditions to Obligations of the Parties Under the
               Program Documents........................................    2
     3.02.     Conditions Precedent on the Closing Date.................    3
     3.03.     Conditions Precedent on the Initial Purchase
               Funding Date and each Purchase Date......................    6


ARTICLE IV  REPRESENTATIONS AND WARRANTIES

     4.01.     Representations and Warranties of the Advisor,
               the Parent and the Distributor...........................    8
     4.02.     Additional Representations and Warranties of
               the Parent...............................................   12
     4.03.     Additional Representations and Warranties of the
               Distributor..............................................   13
     4.04.     Additional Representations and Warranties of the
               Advisor..................................................   14
     4.05.     Representations and Warranties of the Purchaser..........   15


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ARTICLE V  COVENANTS

     5.01.     Covenants of the Advisor, the Parent and the
               Distributor..............................................    16
     5.02.     Additional Covenants of the Parent.......................    20
     5.03.     Additional Covenants of the Distributor..................    23
     5.04.     Additional Covenants of the Advisor......................    25
     5.05.     Additional Covenants of the Purchaser and
               the Program Administrator................................    27


ARTICLE VI  THE PROGRAM ADMINISTRATOR

     6.01.     Authorization and Action.................................    27
     6.02.     Program Administrator Reliance, Etc......................    27
     6.03.     Rights of the Program Administrator......................    28


ARTICLE VII  PARENT UNDERTAKINGS

     7.01.     Undertakings; Payment of Damages.........................    28
     7.02.     Agreement Not Affected...................................    29
     7.03.     Waiver of Notice; No Offset; No Subrogation..............    29


ARTICLE VIII MISCELLANEOUS

     8.01.     No Waiver; Modifications in Writing......................    29
     8.02.     Payment..................................................    30
     8.03.     Notices, Etc.............................................    30
     8.04.     Costs and Expenses; Indemnification......................    31
     8.05.     Taxes....................................................    34
     8.06.     Execution in Counterparts................................    36
     8.07.     Binding Effect; Assignment...............................    36
     8.08.     Governing Law; Submission to Jurisdiction................    37
     8.09.     Severability of Provisions...............................    37
     8.10.     Confidentiality..........................................    37
     8.11.     Intent of Agreement......................................    38
     8.12.     Continuing Obligations...................................    38
     8.13.     Merger...................................................    38
     8.14.     Further Acts.............................................    38
     8.15.     Specific Performance; Other Rights and Remedies..........    39
     8.16.     No Proceedings...........................................    39
     8.17.     Additional Companies and Funds...........................    39


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                                    SCHEDULES

SCHEDULE I        COMPANIES, FUNDS, SHARES AND RELATED MATTERS
SCHEDULE II       PROGRAM ALLOCATION PROCEDURES
SCHEDULE III      CONTINGENT DEFERRED SALES CHARGE SCHEDULE
SCHEDULE X        RULES OF CONSTRUCTION; DEFINITIONS


                                    EXHIBITS

EXHIBIT A         FORM OF PURCHASE AGREEMENT
EXHIBIT B         FORM OF PROGRAM SERVICER AGENT AGREEMENT
EXHIBIT C         FORM OF PROGRAM COLLECTION AGENCY   AGREEMENT
EXHIBIT D         FORM OF DISTRIBUTION PLAN
EXHIBIT E         FORM OF DISTRIBUTOR'S CONTRACT
EXHIBIT F         FORM OF IRREVOCABLE PAYMENT INSTRUCTION
EXHIBIT G         FORMS OF OPINIONS
EXHIBIT H         FORM OF INVESTOR REPORT
EXHIBIT I         FORM OF ADDITIONAL ELIGIBLE FUND ADDENDUM



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                               PIONEER PROGRAM
                               MASTER AGREEMENT

            THIS PIONEER PROGRAM MASTER AGREEMENT (this "AGREEMENT"), dated as of September 30, 1998, among THE PIONEER GROUP, INC., a Delaware corporation (the "PARENT"), PIONEERING MANAGEMENT CORPORATION, a Delaware corporation (the "ADVISOR"), PIONEER FUNDS DISTRIBUTOR, INC., a Massachusetts corporation (the "DISTRIBUTOR"), PLT FINANCE, L.P. (the "PURCHASER"), PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC., a Delaware corporation (the "PROGRAM ADMINISTRATOR") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collection Agent except as otherwise expressly provided (the "COLLECTION AGENT").

                            W I T N E S S E T H :

            WHEREAS, the Parent owns directly or indirectly one hundred percent (100%) of the capital stock of the Distributor and the Advisor;

            WHEREAS, the Distributor is the originator of certain "Portfolio Assets" (as hereinafter defined);

            WHEREAS, the Parent, the Distributor, the Advisor and the Purchaser wish to establish a program pursuant to which the Purchaser will acquire certain of the Portfolio Assets in accordance with the terms and conditions set forth herein and in the other "Program Documents" (as hereinafter defined);

            WHEREAS, the Purchaser has appointed the Program Administrator to administer the Program;

            WHEREAS, the Purchaser and the Program Administrator have appointed the Collection Agent to serve as Collection Agent; and

            WHEREAS, the Purchaser and the Program Administrator wish to appoint the Distributor as Program Servicer Agent in accordance with the terms and conditions set forth herein and in the other Program Documents;

            NOW, THEREFORE, in consideration of the mutual agreements herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:


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                                  ARTICLE I

                            RULES OF CONSTRUCTION;
                                 DEFINITIONS

            Section 1.01. RULES OF CONSTRUCTION. The rules of construction set forth in Schedule X hereto shall be applied to this Agreement.

            Section 1.02. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in Schedule X attached hereto and by this reference made a part hereof.

                                  ARTICLE II

                 EXECUTION AND DELIVERY OF PROGRAM DOCUMENTS

            Section 2.01. PROGRAM DOCUMENTS; PURCHASE DATE. Subject to the terms and conditions of this Agreement and the other Program Documents, on or before the Closing Date, each of the Parties severally agrees to execute and deliver the other Program Documents to which it is to be a Party. The Parties also agree that the events which are to occur on a Purchase Date shall be deemed to occur simultaneously.

            Section 2.02. EXECUTION AND DELIVERY OF PURCHASE AGREEMENT. On the date hereof, the Distributor and the Purchaser shall have executed and delivered the Purchase Agreement.

            Section 2.03. EXECUTION AND DELIVERY OF PROGRAM COLLECTION AGENCY AGREEMENT. On the date hereof, the Purchaser, the Program Administrator, the Distributor and the Collection Agent shall have executed and delivered the Program Collection Agency Agreement pursuant to which, among other things, the Collection Agent shall receive Program Collections and Related Collections on the Portfolio Assets and make distributions in respect thereof.

            Section 2.04. EXECUTION AND DELIVERY OF PROGRAM SERVICER AGENT AGREEMENT. On the date hereof, the Distributor, the Purchaser and the Program Administrator shall have executed and delivered the Program Servicer Agent Agreement, pursuant to which the Distributor is appointed Program Servicer Agent.

                                 ARTICLE III

                   CONDITIONS PRECEDENT TO THE OBLIGATIONS
               OF THE PARTIES PURSUANT TO THE PROGRAM DOCUMENTS

            Section 3.01. CONDITIONS TO OBLIGATIONS OF THE PARTIES UNDER THE PROGRAM DOCUMENTS. The obligation of each Party to take the actions to be taken by it under the Program Documents on the Purchase Date shall be subject to the fulfillment or waiver (i) on the Closing Date of the following specified conditions precedent set forth in Section 3.02 and (ii) on such



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

Purchase Date of the following specified conditions precedent set forth in
Section 3.03 (except that the obligation of any Party shall not be subject to such Party's own performance or compliance):

            (a) in the case of each of the Parent, the Distributor, the Program Servicer Agent and the Advisor, the fulfillment to its satisfaction, or waiver by it, of the conditions precedent set forth in clauses (a), (b),
      (d), (e), (f) (insofar as it relates to the corporate documents of the Purchaser), (j), (k), (l) (insofar as it relates to sub-clauses (iv) and
      (v) thereof) and (o) of Section 3.02 and clause (k) of Section 3.03;

            (b) in the case of each of the Program Administrator and the Purchaser, the fulfillment to its satisfaction, or waiver by it, of the conditions precedent set forth in all clauses of Section 3.02 and in
      Section 3.03; and

            (c) in the case of the Collection Agent, the fulfillment to its satisfaction or waiver by it, of the conditions precedent set forth in clauses (a) through (g), (j) and (k) of Section 3.02 and in Section 3.03.

            Section 3.02. CONDITIONS PRECEDENT ON THE CLOSING DATE. The conditions precedent for each Party as specified in Section 3.01 hereof for the Closing Date are as follows:

            (a) PROGRAM DOCUMENTS. The Program Documents shall have been duly authorized, executed and delivered by the other Parties thereto, and shall be in full force and effect on such date.

            (b) REPRESENTATIONS AND WARRANTIES. All representations and warranties of each Party contained in this Agreement and the other Program Documents shall be true and accurate in all material respects on and as of such date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate in all material respects on and as of such earlier date).

            (c) Intentionally omitted.

            (d) APPROVALS. All Governmental Authorizations, Private Authorizations and Governmental Filings, if any, on the part of the Parent, the Distributor, the Advisor, the Collection Agent, the Companies, the Funds, the Program Administrator and the Purchaser that are required to be obtained or done in order to permit the execution, delivery and performance by the Parent, the Distributor, the Advisor, the Collection Agent, the Program Administrator or the Purchaser, as the case may be, of the Program Documents to which it is a party shall have been duly obtained or delivered.

            (e) PURCHASER DOCUMENTS. The other Parties shall have received certified copies of (i) evidence that the execution, delivery and performance by the Purchaser of this Agreement and the other Program Documents to which it is a party and any other documents to be executed by or on behalf of the Purchaser in connection with the transactions contemplated hereby or thereby have been duly authorized, and (ii) an incumbency certificate of the Purchaser as to the person or persons authorized to execute



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      and deliver all Program Documents to which the Purchaser is a party with specimen signatures of such persons acting on behalf of the Purchaser.

            (f) CORPORATE DOCUMENTS. The other Parties shall have received (i) a copy of the certificate of incorporation or similar organizational document of each of the Advisor, the Parent, the Distributor and the Purchaser certified by the Secretary of State of the state of organization of such Person, (ii) the by-laws or similar organizational document of each of the Advisor, the Parent and the Distributor and the resolutions of the Board of Directors or governing body of each such Sponsor Entity duly authorizing the execution, delivery and performance by such Sponsor Entity of the Program Documents to which it is a party, each certified by a Responsible Officer, (iii) an incumbency certificate of each of the Advisor, the Parent, the Distributor and the Purchaser as to the person or persons authorized to execute and deliver all Program Documents to which each such Person is a party with specimen signatures of such persons acting on behalf thereof, and (iv) a certificate of good standing of each of the Advisor, the Parent, the Distributor and the Purchaser issued by the Secretary of State of the state of organization of each such Person.

            (g) CLOSING CERTIFICATES. On such date, the following statements shall be true and each of the Purchaser and the Program Administrator shall have received a certificate of each of the Advisor, the Parent and the Distributor certifying as to the accuracy of the following statements as to itself:

                (i) the representations and warranties by it contained in this Agreement and the other Program Documents to which it is a party are true and accurate in all material respects on and as of such date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate in all material respects on and as of such earlier date);

                (ii) it has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to such date pursuant to the Program Documents; and

                (iii) no event has occurred and is continuing, or will result from the closing of the transactions on such date that constitutes an Event of Termination or an event which, with the passage of time or notice or both would constitute an Event of Termination.

            (h) DISTRIBUTION PLANS AND DISTRIBUTOR'S CONTRACTS. The Program Administrator and the Purchaser shall have received a copy of a certificate of the President, any Vice President, the Secretary or any Assistant Secretary of the Parent certifying that a true and complete copy of each of the following documents is attached thereto and has been duly authorized, executed and delivered by each of the parties thereto, and in the case of each Fund, has been approved in the manner required by the Investment Company Act and the rules and regulations adopted thereunder:



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                (i)     the Distribution Plan of each Fund relating to the
                        Purchased Portfolio Assets, which shall be substantially in the form of Exhibit D hereto; and

                (ii) the Distributor's Contracts relating to the Portfolio Assets, which shall be substantially in the form of Exhibit E hereto.

            (i) PROSPECTUS. The Program Administrator and the Purchaser shall have received a copy of a certificate of the President, any Vice President, the Secretary or any Assistant Secretary of the Parent certifying that a true and complete copy of the current Prospectus for each Fund is attached and that no change therein has been proposed which if in effect on such date would cause the representation of the Parent set forth in Section 4.02(a) to be incorrect.

            (j) ILLEGALITY. No change shall have occurred after the date of execution and delivery of this Agreement in Applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it illegal for any Party to execute, deliver and perform the Program Documents to which it is a Party and no action or proceeding shall have been instituted nor shall any action or proceeding be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued by any court or governmental agency prior to such date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Program Document or the transactions contemplated hereby or thereby.

            (k) OBLIGATIONS. Each obligation to be performed in favor of such Party by any other Party on or before such date pursuant to any Program Document shall have been performed.

            (l) OPINIONS OF COUNSEL. Each of the Purchaser and the Program Administrator shall have received each of the following opinions addressed to it and dated the Closing Date (and on which the Investors are entitled to rely) and each of the Parties hereto shall have received the opinion described in subclause (v) below addressed to it and dated the Closing Date (and on which the Investors are entitled to rely):

                (i) Hale and Dorr LLP, special counsel to the Parent, the Distributor and the Advisor, substantially in the form of Exhibit G-1;

                (ii) Hale and Dorr LLP, special counsel to each Company, substantially in the form of Exhibit G-2;

                (iii) Hale and Dorr LLP, special counsel to the Parent, the Distributor and the Advisor on certain issues under the Bankruptcy Code, substantially in the form of Exhibit G-3;

                (iv) Seward & Kissel, special counsel to the Collection Agent, substantially in the form of Exhibit G-4; and


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                (v)     Seward & Kissel, special counsel to the Purchaser,
                        substantially in the form of Exhibit G-5.

            (m) CERTAIN FEES AND EXPENSES. Subject to Section 8.04 (a), the Parent, the Advisor or the Distributor shall have paid, upon request, all reasonable fees and expenses of the Purchaser, the Program Administrator and the Collection Agent (including the reasonable accrued fees and expenses of counsel to the Purchaser, the Program Administrator and the Collection Agent) then due and payable in accordance herewith.

            (n) INVESTOR REPORTS. The Distributor shall have delivered to the Purchaser and the Program Administrator final forms of periodic reports proposed to be delivered by the Transfer Agent furnishing information needed to complete any Investor Reports due on or prior to such date, which shall be substantially in the form of Exhibit H hereto and otherwise in form and substance reasonably satisfactory to the Purchaser and the Program Administrator.

            (o) PROGRAM COLLECTIONS. No Company shall be prevented by any Authority or by any Applicable Law from paying Program Collections and Related Collections to the Program Collection Account in accordance with the applicable Irrevocable Payment Instruction and no Company shall have so asserted in writing.

            (p) OTHER DOCUMENTS. The Purchaser and the Program Administrator shall have received such other instruments, documents, certificates and opinions as the Purchaser and the Program Administrator may have reasonably requested in order to establish the taking of all appropriate corporate or partnership and other proceedings in connection herewith, the consummation of the transactions contemplated hereby, and compliance with the conditions herein set forth, in connection with the Portfolio Assets relating to any Fund and the Purchase Price payable, each such instrument, document, certificate and opinion to be in form and substance reasonably satisfactory to such Party.

            Section 3.03. CONDITIONS PRECEDENT ON THE INITIAL PURCHASE FUNDING DATE AND EACH PURCHASE DATE. The conditions precedent for each Party as specified in Section 3.01 hereof for the Initial Purchase Funding Date shall be as set forth in clauses (c) and (n) of this Section 3.03 and for each Purchase Date shall be as follows:

            (a) PROGRAM DOCUMENTS. Each of the Program Documents shall be in full force and effect on such date.

            (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each Party contained in the Program Documents shall be true and accurate in all material respects on and as of such date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate in all material respects on and as of such earlier date).

            (c) CERTAIN FEES AND EXPENSES. Subject to Section 8.04 (a), the Parent, the Advisor or the Distributor shall have paid all reasonable fees and expenses of the Purchaser and the Program Administrator (including the reasonable accrued fees and expenses of counsel to the Purchaser and the Program Administrator) then due and payable in accordance herewith, except to the extent the same have been paid out of Program Collections pursuant to the Program Collection Agency Agreement.

            (d) INVESTOR REPORTS. The Distributor shall have delivered to the Purchaser and the Program Administrator any Investor Reports due on or prior to such date, which shall be substantially in the form of Exhibit H hereto and otherwise in form and substance reasonably satisfactory to the Purchaser and the Program Administrator.

            (e) PROGRAM COLLECTIONS. No Company shall be prevented by any Authority or by any Applicable Law from paying Program Collections and Related Collections to the Program Collection Account in accordance with the applicable Irrevocable Payment Instruction and no Company shall have so asserted in writing.

            (f) NO EVENT OF TERMINATION. No Event of Termination or event which, with the passage of time, or notice or both, would constitute an Event of Termination shall have occurred and be continuing as of such date, unless the Program Administrator shall have waived such Event of Termination or other event in writing.

            (g) PURCHASE LIMIT. Immediately after giving effect to all such Purchases on such Purchase Date, the Purchase Limit shall be equal to or greater than zero.

            (h) NO ASSERTED DEFENSES. There shall not have occurred, and no Person (including any trustee in bankruptcy of any Person) shall have asserted, any dispute, offset, counterclaim, defense or Adverse Claim whatsoever in respect of all or any portion of the Purchased Portfolio Assets to be acquired by the Purchaser on such date.

            (i) CESSATION OF SHARE ISSUANCE. No Portfolio Asset to be purchased by the Purchaser on such date arises (i) in respect of Shares of a Fund which has been or to any Sponsor Entity's Actual Knowledge shall be required by any Authority or any Applicable Law to cease or suspend the sale of Shares or (ii) in respect of Shares of a Fund which shall have voluntarily ceased or suspended the sale of Shares; provided, HOWEVER, that the parties hereto agree that the voluntary cessation or suspension of the sales of Shares by a Fund solely as a result of rapid growth or excessive asset size is not such circumstances and PROVIDED, FURTHER, that if this condition is not satisfied with respect to Portfolio Assets arising from a particular Fund, only the Portfolio Assets arising from the affected Fund shall be excluded from the Purchase on such Purchase Date and this condition will be deemed satisfied in respect of all other Funds not so affected.

            (j) NO LIQUIDATION OR MERGER OF FUNDS. No Portfolio Asset to be purchased by the Purchaser on such date arises in respect of Shares of a Fund which shall have proposed or effected a merger or other combination with another Person (other than a Permitted Merger) or Liquidation Plan.

            (k) FUND BOARD CANVAS. In the case of the first Purchase Date following the Initial Purchase Date, the Parent shall have obtained such indication from the board of



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

      trustees of each of the Funds as the Parent deems satisfactory, that such boards of trustees have no objection to the ongoing Purchases as contemplated by the Purchase Agreement.

            (l) NOTICE OF FUND BOARD CANVAS. In the case of each Purchase Date following the Initial Purchase Date, the Parent shall have given the Program Administrator notice prior to November 30, 1998 that the condition precedent set forth in clause (k) of this Section 3.03 has been satisfied or waived by the Parent.

            (m) DUE DILIGENCE MEETING. In the case of Purchases occurring after the Initial Purchase Date, the Program Administrator and representatives of the rating agencies shall have held a due diligence meeting (telephonic or otherwise) with representative members of the trustees of each of the Funds, the results of which are reasonably satisfactory to the Program Administrator and such representatives of the rating agencies.

            (n) SECURITY DOCUMENTS. Copies of UCC financing statements and UCC search reports, in form and substance acceptable to the Purchaser and the Program Administrator, covering the interests in the Purchased Portfolio Assets to be conveyed by the Distributor to the Purchaser pursuant to the Purchase Agreement, shall have been delivered by the Distributor to the Purchaser and shall evidence to the satisfaction of the Program Administrator and the Purchaser the conveyance to the Purchaser of an ownership interest therein free and clear of Adverse Claims. Such financing statements shall have been duly filed in all places where, and all other actions shall have been taken which are, in the opinion of counsel for the Program Administrator, necessary or advisable to perfect the interests reflected thereon.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

            Section 4.01. REPRESENTATIONS AND WARRANTIES OF THE ADVISOR, THE PARENT AND THE DISTRIBUTOR. Each of the Advisor, the Parent and the Distributor represents and warrants on and as of the Closing Date, on the Initial Purchase Funding Date and each Purchase Date and, as to clause (l) hereof, on the date such information is provided, as to itself and, in the case of the Parent, as to each Sponsor Entity, as follows:

            (a) it is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own and operate its property, conduct the business in which it is now engaged and to execute, deliver and perform its obligations under this Agreement and the other Program Documents to which it is a party, and it is in compliance with all Applicable Law and duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the performance of its obligations under this Agreement and the other Program Documents to which it is a party requires such qualification, where the failure to so comply or to be so qualified could reasonably be expected to give rise to an Adverse Effect;





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

            (b) the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is a party and the other instruments and agreements contemplated hereby or thereby have been duly authorized by all requisite corporate action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

            (c) neither the execution and delivery of this Agreement, the other Program Documents to which it is a party, or any instrument or agreement referred to herein or therein, or contemplated hereby or thereby, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by it (i) will conflict with, or result in a breach or violation of, or constitute a default under, its certificate of incorporation, by-laws or other organizational documents, (ii) will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in or result in the termination of, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in or result in the termination of, any [contractual obligation or any agreement or document to which it is a party or by which it or any of its properties is bound (or to which any such obligation, agreement or document relates, including any Distributor's Contract and any Distribution Plan) where such conflict, breach, violation or default could reasonably be expected to give rise to an Adverse Effect, (iii) will violate any Applicable Law, the violation of which could reasonably be expected to give rise to an Adverse Effect, (iv) could reasonably be expected to give rise to or permit the creation or imposition of any Adverse Claim upon the Portfolio Assets, the Program Collections or the Related Collections relating to any Fund, or
      (v) could reasonably be expected to give rise to any other Adverse Effect;

            (d) it has obtained all Governmental Authorizations and Private Authorizations, and made all Governmental Filings, necessary for the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is a party and the agreements and instruments contemplated hereby or thereby and no consents which have not been obtained or waivers under any instruments to which it is a party or by which it or any of its properties is bound are required by it to be obtained in connection with the execution, delivery or performance of this Agreement and the other Program Documents, except to the extent the failure to so obtain or make the same could not reasonably be expected to give rise to an Adverse Effect;

            (e) each of the applicable conditions precedent set forth in Article III has been satisfied or waived in writing;

            (f) it is not in default in any of its obligations under this Agreement or any other Program Document to which it is a party which default could reasonably be expected to give rise to an Adverse Effect;

            (g) there are no proceedings or investigations pending, or, to the best of its knowledge, threatened, against it before any Authority (i) asserting the invalidity of this Agreement, any other Program Document to which it is a party or any certificate, document or agreement executed by it in connection herewith or therewith, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Program Document, or (iii) seeking any determination or ruling which, if granted, could reasonably be expected to adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any other Program Document to which it is a party or any agreement, certificate or document executed by it in connection herewith or therewith, which in each case, if adversely determined, could reasonably be expected to give rise to an Adverse Effect;

            (h) it is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act;

            (i) it is not engaged principally or as one of its important activities in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System and no part of the proceeds of the Purchase Price paid to it, if any, under the Purchase Agreement will be used to purchase or carry any margin stock within the meaning of said regulation (except investments in funds managed by an Affiliate of the Parent in accordance with ordinary business operations) or to extend credit to others for such purpose in a manner which is inconsistent with or a violation of the provisions of said regulation, and it will not hold margin stock (including shares in such funds) such that the aggregate current market value (as defined in said regulation) of all thereof shall exceed 25% of the value (as determined by any reasonable method) of its consolidated assets;

            (j) all written information provided by it or by the Data Processing Service Provider at its request to the Purchaser, the Program Administrator or any other Person in writing for purposes of or in connection with this Agreement, the other Program Documents to which it is a party or the transactions contemplated hereby or thereby is, and all such information hereafter provided by any such Person to the Purchaser, the Program Administrator or any other Person in writing will be, true, correct and complete in all material respects and not misleading in any material respect;

            (k) neither it nor any ERISA Affiliate has engaged in a "prohibited transaction," as such term is defined in Section 4975 of the Code or in a transaction subject to the prohibitions of Section 406 of ERISA, which would subject it or any ERISA Affiliate (after giving effect to any exemption) to the tax or penalty on prohibited transactions imposed by
      Section 4975 of the Code, Section 502 of ERISA or any other liability under ERISA which tax, penalty or other liability could reasonably be expected to have an Adverse Effect; neither the transactions contemplated hereby nor the exercise of any of the Purchaser's or the Program Administrator's rights and remedies under any Program Documents will result in the Purchaser or the Program Administrator being a fiduciary or party-in-interest, as defined in Section 3 of ERISA, with respect to a Plan established or maintained by the Seller, the Parent, the Distributor, any Sponsor Entity, or an ERISA Affiliate, or with respect to any Plan whose assets are deemed to be held by an such entity under the Department of Labor Regulations
      Section 2510.3-101 ET SEQ., and neither the transactions contemplated hereby nor the exercise of any of the Purchaser's or the Program Administrator's rights and remedies under any Program Documents will result in a prohibited transaction (after giving effect o any exemption) under Section 406 of ERISA or Section 4975(c) of the Code, other than a prohibited transaction (after giving effect to any exemption) which results because the source of funds utilized by the Purchaser for the contemplated transactions are determined to be plan assets under the Department of Labor Regulations Section 2510.3-101 ET SEQ.;

            (l) it has filed or caused to be filed all federal, state and local tax returns which are required to be filed (except where such nonfiling could not reasonably be expected to have an Adverse Effect), and paid or caused to be paid all taxes as shown on said returns or any other taxes or assessments payable by it to the extent that such taxes have become due unless the same are being contested in good faith by appropriate proceedings, and in respect of which appropriate reserves have been established and the nonpayment of which could not reasonably be expected to have an Adverse Effect;

            (m) neither it nor, to its Actual Knowledge, any of its Affiliates, is contemplating the filing of a petition by it under any state or federal bankruptcy or insolvency laws, and it has no Actual Knowledge of any Person contemplating the filing of any such petition against it or any of its Affiliates;

            (n) all financial statements of the Parent and its consolidated subsidiaries delivered to the other Parties fairly present in all material respects the Parent's assets, liabilities and financial condition and income as of the dates thereof and have been prepared in accordance with GAAP consistently applied; as of the date hereof, there exists no material equity or long-term investments in, or outstanding advances to, or guarantees of, any Person except such equity, investments, advances, or guaranties reflected in the financial statements or in the footnotes thereto;

            (o) all action, which may be taken by the Parent, the Distributor, the Advisor, the Fund or their Transfer Agents, necessary or advisable to protect, preserve and perfect the Purchaser's first priority ownership interest in the Purchased Portfolio Assets free and clear of all Adverse Claims has been duly and effectively taken and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of such Purchased Portfolio Assets is required to be on file or on record in any jurisdiction, except such as may have been filed, recorded or made as contemplated by this Agreement and the other Program Documents;

            (p) the factual assumptions set forth in the opinion of Hale and Dorr LLP dated as of the Closing Date on certain bankruptcy matters including "true sale" issues are true and correct as of such date; and

            (q) it has taken all reasonable measures, consistent with the practice and custom in the investment management industry, to eliminate the Year 2000 Problem in its computer applications prior to the year 2000 to the extent the same could reasonably be expected to have an Adverse Effect; and the Year 2000 Problem will not adversely affect its ability to perform its obligations under this Agreement or the other Program Documents or the collectibility of the Portfolio Assets generally or any material portion of the Portfolio Assets, provided that all Parties to the Program Documents agree that no Adverse Effect will be deemed to have occurred if (i) the payment of all Program Collections is made as and when required pursuant to the Irrevocable Payment Instructions and (ii) aggregate damages, losses, liabilities and expenses related to the Year 2000 Problem are less than $50,000 and restitution for such damages, losses, liabilities and expenses is paid to the appropriate Indemnified Party as required by Section 8.02 of this Agreement.

            Section 4.02. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PARENT. The Parent represents and warrants on and as of the Closing Date, on the Initial Purchase Funding Date and each Purchase Date, as follows:

            (a) the Parent has delivered to the Purchaser and the Program Administrator a true, correct and complete copy of each Distribution Plan, Distributor's Contract, Advisory Agreement and each Prospectus in effect on the date of this Agreement or, in the case of each Advisory Agreement and each Prospectus, as subsequently amended and delivered to the Purchaser, each of which is in full force and effect and has not been amended in any manner from the form delivered except: (i) in respects which could not reasonably be expected to give rise to an Adverse Effect or (ii) with the prior written consent of the Program Administrator; and the Fundamental Investment Objectives and Policies relating to each Fund have not been changed in any respect from those set forth in the Prospectus so delivered, except as approved by (1) the board of directors or trustees of such Fund and (2) the shareholders of such Fund;

            (b) each of the Funds is in compliance with the Fundamental Investment Objectives and Policies relating to such Fund and has taken all reasonable measures, consistent with the practice and custom in the investment management industry, to eliminate the Year 2000 Problem in its computer applications prior to the year 2000, in each case to the extent the same could reasonably be expected to have an Adverse Effect;

            (c) each of the Distributor, the Program Servicer Agent, the Advisor, each Company, each Advisory Agreement, each Distribution Plan, each Distributor's Contract, the Prospectus of each Fund, each Redemption Feature applicable to the Shares and each Contingent Deferred Sales Charge arrangement applicable to the Shares, in each case relating to each Fund, is in compliance with Applicable Law, including the Investment Company Act, Rule 12b-1 thereunder and the Conduct Rules, in each case except to the extent the same could reasonably be expected to have an Adverse Effect;

            (d) the Asset Based Sales Charge and Contingent Deferred Sales Charge arrangements relating to the Shares of each Fund and the payments provided for in, and actually being made pursuant to, the Distribution Plan and the Prospectus for each such Fund are fairly and accurately described in the Distribution Plan and Prospectus relating to such Fund;

            (e) the Parent owns directly or indirectly one hundred percent (100%) of the capital stock of the Advisor and the Distributor;

            (f) the Distributor is a registered broker-dealer under the Exchange Act, and is a member of the NASD;

            (g) neither the Advisor, the Distributor, any Company, any Fund nor any Transfer Agent is prevented by any Applicable Law from paying the Program Collections directly to the Program Collection Account in accordance with the applicable Irrevocable Payment Instruction; and

            (h) the Purchased Portfolio Assets relating to each Fund constitute Eligible Portfolio Assets.

            Section 4.03. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE DISTRIBUTOR. The Distributor represents and warrants, on and as of each Closing Date, the Initial Purchase Funding Date and the Purchase Date, in its capacities as Distributor and Program Servicer Agent, as follows:

            (a) The Distributor has the requisite corporate power and authority and legal right to sell Portfolio Assets relating to each Fund, and the Program Collections and the Ancillary Rights with respect thereto, to the Purchaser in accordance with the terms of this Agreement and the Purchase Agreement, and the Distributor has duly authorized each such sale to the Purchaser by all necessary action;

            (b) the transfer of Purchased Portfolio Assets to the Purchaser under the Purchase Agreement on such date constitutes a valid and complete True Sale to the Purchaser of all right, title and interest in and to such Purchased Portfolio Assets free and clear of any Adverse Claim; such transfer has not been made with an intent to hinder, delay or defraud any present or future creditor; the Purchase Price for such Portfolio Assets is fair consideration and of reasonably equivalent value to the Purchased Portfolio Assets so transferred; and immediately after the purchase pursuant to the Purchase Agreement the Distributor will remain solvent and will have adequate capital for the conduct of its business;

            (c) immediately after the purchase of Purchased Portfolio Assets by the Purchaser under the Purchase Agreement on such date, (i) no Person (other than the Purchaser and other Persons claiming through the Purchaser) claiming through the Distributor has any right, title or interest in such Portfolio Assets or the Ancillary Rights or Program Collections with respect thereto; (ii) the Purchaser owns such Portfolio Assets and the Ancillary Rights and Program Collections with respect thereto free and clear of all Adverse Claims or other such restrictions on transfer created by or arising out of the acts or omissions of the Distributor; and (iii) such Purchased Portfolio Assets and the Ancillary Rights and the right to Program Collections with respect thereto have not been sold, transferred or assigned by the Distributor to any other Person;

            (d) neither the Distributor (as Distributor or Program Servicer Agent) nor any Company nor Transfer Agent is prevented by any Authority or by any Applicable Law from paying the Program Collections and Related Collections directly to the Program Collection Account in accordance with the applicable Irrevocable Payment Instruction;

            (e) the Distributor is a registered broker-dealer under the Exchange Act, and is a member of the NASD;

            (f) the Distributor has clearly and unambiguously marked its books, records and electronic, computer files and master data processing records relating to the Portfolio Assets to indicate the interests of the Purchaser in the Purchased Portfolio Assets;

            (g) giving effect to the transactions contemplated by this Agreement and the Purchase Agreement on such date, the sum of the Distributor's assets exceeds and will, immediately following suchtransactions, exceed the Distributor's total liabilities (including subordinated, unliquidated, disputed and contingent liabilities). The Distributor's assets do not and, immediately following the transactions contemplated hereby will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Distributor does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Distributor);

            (h) the Distributor has not used any trade names or assumed names other than Pioneer Funds Distributor, Inc.;

            (i) this Agreement and the Purchase Agreement and the actions of the Distributor required to be taken pursuant to the terms hereof and thereof are and at all times shall be effective to transfer to the Purchaser all of the Distributor's right, title and interest in, to and under the Purchased Portfolio Assets free and clear of any Adverse Claim;

            (j) the Purchased Portfolio Assets relating to each Fund constitute Eligible Portfolio Assets; and

            (k) the principal place of business and chief executive office of the Distributor and the place where any and all records concerning the Purchased Portfolio Assets are kept, is at its address specified in
      Section 8.03 (except as otherwise permitted by Section 5.01(n)).

            Section 4.04. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ADVISOR. The Advisor represents and warrants, on and as of the Closing Date, the Initial Purchase Funding Date and each Purchase Date, as follows:

            (a) the Advisor and each of the Companies is in compliance with the Fundamental Investment Objectives and Policies relating to each Fund as set forth in the prospectuses which have been delivered to the Purchaser and the Program Administrator, in each case except to the extent noncompliance could not reasonably be expected to have an Adverse Effect; and

            (b) the Advisor is a registered investment adviser under the Investment Advisers Act.

            Section 4.05. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants on and as of the Closing Date, the Initial Purchase Funding Date and each Purchase Date as follows:

            (a) it is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Program Documents to which it is a party, and it is in compliance with all Applicable Law and duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the performance of its obligations under this Agreement and the other Program Documents to which it is a party requires such qualification, where the failure to so comply or to be so qualified could reasonably be expected to have a material adverse effect on its ability to perform its obligations under the Program Documents;

            (b) the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is a party and the other instruments and agreements contemplated hereby or thereby have been duly authorized by all requisite corporate action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

            (c) neither the execution and delivery of this Agreement, the other Program Documents to which it is a party, or any instrument or agreement referred to herein or therein, or contemplated hereby or thereby, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by it (i) will conflict with, or result in a breach or violation of, or constitute a default under, its certificate of incorporation, (ii) will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in or result in a termination of, any contractual obligation or any agreement or document to which it is a party or by which it or any of its properties is bound (or to which any such obligation, agreement or document relates) where such conflict, breach, violation or default could reasonably be expected to have a material adverse effect on its ability to perform its obligations under the Program Documents, or (iii) will violate any Applicable Law, in each case except to the extent the same results from a breach of representation, warranty or covenant of the Distributor, the Advisor or the Parent and except to the extent the same could not reasonably be expected to have a material adverse effect on its ability to perform its obligations under the Program Documents;

            (d) it has sufficient resources, including its rights under certain funding arrangements and its ability to access the capital markets, to meet its obligations under the Program Documents to which it is a party;

            (e) there are no proceedings or investigations pending, or, to the best of its knowledge, threatened, against it before any Authority (i) asserting the invalidity of this Agreement, any other Program Document to which it is a party or any certificate, document or agreement executed by it in connection herewith or therewith, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Program Document, or (iii) seeking any determination or ruling which, if granted, could reasonably be expected to adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any other Program Document to which it is a party or any agreement, certificate or document executed by it in connection herewith or therewith, which in each case, if adversely determined, could reasonably be expected to have a material adverse Effect on its ability to perform its obligations under the Program Documents to which it is a party;

            (f) it has obtained all Governmental Authorizations and Private Authorizations, and made all Governmental Filings, necessary for the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is a party and the agreements and instruments contemplated hereby or thereby and no consents which have not been obtained or waivers under any instruments to which it is a party or by which it or any of its properties is bound are required by it to be obtained in connection with the execution, delivery or performance of this Agreement and the other Program Documents to which it is a party, except to the extent the failure to so obtain or make the same could not reasonably be expected to have a material adverse effect on its ability to perform its obligations under the Program Documents to which it is a party; and

            (g) neither it nor, to its Actual Knowledge, any of its Affiliates, is contemplating the filing of a petition by it under any state or federal bankruptcy or insolvency laws, and it has no Actual Knowledge of any Person contemplating the filing of any such petition against it or any of its Affiliates.

                                  ARTICLE V

                                  COVENANTS

            Section 5.01. COVENANTS OF THE ADVISOR, THE PARENT AND THE DISTRIBUTOR. Each of the Advisor, the Parent and the Distributor covenants and agrees that it shall and, in the case of the Parent, that it shall cause each other Sponsor Entity to:

            (a) (i) preserve and maintain its legal existence , and duly observe and conform to all requirements of Applicable Law relative to it, the conduct of its business or to its properties or assets, (ii) preserve and keep in full force and effect its corporate existence, rights, privileges and franchises, and maintain records of its resolutions or similar actions regarding the transactions contemplated by the Program Documents to which it is a party, and (iii) obtain, maintain and keep in full force and effect all Governmental Authorizations and Private Authorizations which are necessary or appropriate for each Sponsor Entity and each Fund to properly carry out the transactions contemplated to be performed by it under this Agreement and the other Program

      Documents, except in each such case under clauses (i) through (iii) where the failure to so observe, conform to, preserve, obtain, maintain or keep in full force and effect could not reasonably be expected to give rise to an Adverse Effect;

            (b) duly fulfill all obligations on its part to be performed under or in connection with the other Program Documents to which it is a party, and the agreements and instruments entered into in connection herewith or therewith;

            (c) keep proper books of record and account in accordance with its normal business practice in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities in connection with this Agreement and the other Program Documents and shall (in the case of the Distributor) mark its data processing or other records, if any, so as to clearly indicate that the Purchased Portfolio Assets have been sold by the Distributor to the Purchaser;

            (d) (i) promptly, upon Actual Knowledge, give written notice to the Program Administrator of the occurrence of any Event of Termination (or event which, with the passage of time or notice, or both, would constitute an Event of Termination), the failure of any conditions precedent set forth in Section 3.02 or Section 3.03 to be fully satisfied on or immediately prior to the Closing Date or the Purchase Date, as the case may be, or any breach of any term or condition of any Program Document, which in each case relates to or is caused by it or any of its Affiliates or the performance of any such Persons under any Program Document, (ii) give written notice to the Program Administrator, promptly after it becomes aware thereof, of any other Event of Termination (or event which with the passage of time, notice or both would constitute such an Event of Termination), or the failure of any other conditions precedent set forth in Section 3.02 or Section 3.03 or any other breach of any terms or conditions of any Program Documents which could reasonably be expected to give rise to an Adverse Effect, and (iii) promptly give written notice to the Program Administrator of any litigation or proceedings with respect to it or any of its Affiliates or affecting it, any of its Affiliates or any of their respective assets or properties, which if adversely determined, could reasonably be expected to give rise to an Adverse Effect;

            (e) cause to be paid and discharged when due all taxes, assessments and other charges or levies of any Authority imposed upon it, or upon any of its income or assets, unless and to the extent that the same shall be contested in good faith by appropriate proceedings which could not reasonably be expected to give rise to an Adverse Effect;

            (f) to the extent obtained or received by it, furnish or cause to be furnished to the Program Administrator a copy of all Private Authorizations and all Governmental Authorizations obtained or required to be obtained by it in connection with the transactions contemplated by this Agreement, the Purchase Agreements and any other Program Documents to which it is a party;

            (g) annually, or more frequently as the Program Administrator may reasonably request following the occurrence and during the continuance of an Event of Termination (or an event which upon the passage of time or notice, or both, would constitute an Event of Termination), (i) cause an independent nationally recognized accounting firm selected by it and reasonably satisfactory to the Program Administrator and the Parent to enter its premises upon reasonable advance notice and during normal business hours (and each other Person to whom it delegates any of its duties under the Program Documents) and examine and audit the books, records and accounts relating to the Portfolio Assets, the Program Collections with respect thereto and its or such other Person's performance under the Program Documents, (ii) permit such accounting firm to discuss its or such other Person's finances, accounts and performance under the Program Documents with the officers, partners, employees and accountants of it or such other Person, (iii) cause such accounting firm to provide the Purchaser and the Program Administrator with a report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to the Program Administrator and the Purchaser, and (iv) authorize such accounting firm to discuss such finances, records and accounts with representatives of the Program Administrator or the Purchaser or any Permitted Designee;

            (h) permit and cause each Person to which it delegates any of its duties under the Program Documents to permit the Purchaser, the Program Administrator or any Permitted Designee to, upon reasonable advance notice, during normal business hours and in a manner which will not interfere with the normal operations of such Person but, provided that an Event of Termination (or an event which upon the passage of time or notice, or both, would constitute an Event of Termination) has not occurred, not more frequently than once every six (6) months, visit and inspect its and such Person's books, records and accounts relating to the Purchased Portfolio Assets, the Program Collections with respect thereto and its performance under the Program Documents and to discuss the foregoing with the officers, partners, employees and accountants of it and such Person, all as often as the Purchaser, the Program Administrator or any such Permitted Designee may reasonably request, all at the cost and expense of the requesting party;

            (i) promptly, at its expense, execute and deliver to the Program Administrator and the Purchaser such further instruments and documents, and take such further action as the Program Administrator or the Purchaser may from time to time reasonably request in order to further carry out the intent and purpose of this Agreement and the other Program Documents and to establish and protect the rights, interests and remedies created, or intended to be created, hereby and thereby, and the protection and perfection of the Purchaser's first priority ownership interest in the Purchased Portfolio Assets free and clear of all Adverse Claims, including, without limitation, the execution, delivery, recordation and filing of financing statements and continuation statements under the UCC of any applicable jurisdiction;

            (j) promptly deliver to the Program Administrator copies of all material notices, requests, agreements, amendments, supplements, waivers and other documents received (other than from the Purchaser or the Program Administrator) or delivered by it under or with respect to any of the Program Documents;

            (k) in the event that, notwithstanding the Irrevocable Payment Instructions, it shall receive any Program Collections or Related Collections from any Company or

      Transfer Agent or other Person (other than the Collection Agent in accordance with the Program Collection Agency Agreement), promptly upon its receipt of any such Program Collections or Related Collections, remit the same to the Collection Agent for deposit into the Program Collection Account and, until such funds are so remitted to the Collection Agent, ensure that such amounts are not commingled with any other funds;

            (l) promptly notify the Program Administrator and the Purchaser of any material adverse change with respect to its (or, to its Actual Knowledge, any Company's or Fund's) business, properties (in respect of properties, other than in the ordinary course of its and each Fund's business (including changes attributable to the effect of market forces on the Net Asset Value of the Funds), as conducted on the date hereof), financial condition or results of operations of it, since the later of (i) June 30, 1998, and (ii) the date of any audited financial statements subsequently delivered to the Purchaser;

            (m) not permit to exist any Adverse Claims on, or otherwise attempt to transfer any interest in, any Portfolio Assets, any Ancillary Rights with respect thereto, the Program Collections or any interest in any of the foregoing; PROVIDED, HOWEVER, that in the event that the Purchaser does not purchase certain Portfolio Assets relating to Shares of any Fund, the Distributor may transfer all or a portion of its interest in such Portfolio Assets and the Ancillary Rights with respect thereto to another Person provided each of the following conditions are met: (1) such Person, the Program Administrator, the Collection Agent and the Purchaser shall have entered into a mutually satisfactory agreement and amendment to the Program Collection Agency Agreement as contemplated by Section 8.06 thereof, specifying their respective rights with respect to the Portfolio Assets, and (2) the Program Administrator, the Collection Agent and the Purchaser shall have received such certificates and opinions as they may reasonably request in connection therewith all in form, scope and substance reasonably satisfactory to them;

            (n) not amend, waive, terminate or otherwise modify the terms of any Irrevocable Payment Instruction or take any action inconsistent with any Irrevocable Payment Instruction;

            (o) not act affirmatively in any manner not specifically authorized by this Agreement to change its operations in any material manner if such change could reasonably be expected to give rise to an Adverse Effect;

            (p) not reflect, or permit any of its Affiliates to reflect, the Purchased Portfolio Assets as being owned by the Distributor or any Affiliate of the Distributor (except to the extent such treatment is required by GAAP and all appropriate financial statements are footnoted to reflect the sale thereof to the Purchaser);

            (q) except as required by the Distributor's Contract or Distribution Plan or its fiduciary obligation to the Funds, if any, not take any action to cancel, terminate, amend, supplement, modify (including any modification in the amount of the Asset Based Sales Charge or Contingent Deferred Sales Charge whether or not such modification is permitted by the terms thereof) or waive any of the provisions of the Distributor's

      Contract, the Distribution Plan, the Conversion Features, the Redemption Features or the Contingent Deferred Sales Charge arrangements applicable to the holders of any Shares of any Fund affecting its rights thereunder (including by way of allowing Free Redemptions in respect of Shares of any Fund under circumstances not required by the Prospectus of such Fund in effect on the date of this Agreement or by allowing Free Redemptions which are not Permitted Free Exchanges), or request, consent or agree to any such cancellation, termination, amendment, supplement, modification or waiver, except, with the prior written consent of the Program Administrator to each such waiver;

            (r) cause or ensure that all information provided to the Purchaser or the Program Administrator for purposes of or in connection with this Agreement or any other Program Document or the transactions contemplated hereby or thereby by or on behalf of it at the request of any of the foregoing is, and all such information hereafter provided by or on behalf of it to the Purchaser or the Program Administrator will be, true, correct, complete in all material respects and not misleading in any material respect on the date such information is stated or certified;

            (s) cause and ensure that all actions, which the opinion of Hale and Dorr LLP dated as of the Closing Date on certain bankruptcy matters including "true sale" and "substantive consolidation" assumes will be taken or omitted by it, will be taken or omitted as so assumed;

            (t) take all reasonable actions consistent with the practice in the investment management industry to address the Year 2000 Problem in its computer applications prior to the year 2000, to the extent the same could reasonably be expected to have an Adverse Effect;

            (u) except as otherwise required by the terms of this Agreement, in the event the Asset Based Sales Charge payable by any Fund shall be terminated or reduced as contemplated by the Distribution Plan and Distribution Contract, it shall not, directly or indirectly, compensate, or permit any of its Affiliates to compensate, any Person for the loss of Shareholder Servicing Fees or Asset Based Sales Charges suffered by such Person as a result of the actions taken in connection with such termination or reduction; and

            (v) cause to be provided to the Program Administrator prior to the seventh Business Day of October 1998, the information requested pursuant to the letter dated the date hereof from the Program Administrator to the Distributor concerning updated September 30, 1998 information including the Net Asset Value of each Fund and the Class B Shares thereof, the aging of Purchased Portfolio Assets relating to each Fund and the aging of Contingent Deferred Sales Charges in respect of each Fund.

            Section 5.02. ADDITIONAL COVENANTS OF THE PARENT. The Parent covenants and agrees that it shall:

            (a) cause the Advisor to manage each applicable Fund in accordance with the Fundamental Investment Objectives and Policies in respect of such Fund as in effect from time to time, except to the extent failure to do so could not reasonably be expected to have an Adverse Effect;

            (b) subject to its fiduciary obligations to the Funds, use its best efforts, which are commercially reasonable in relation to the consequences to the Purchaser if they are not successful, to obtain the approval of the board of trustees of each Company in respect of each Fund to: (a) annually re-approve the Distribution Plan, the Advisory Agreements and the Distributor's Contract relating to each Fund without change (whether or not such change is permitted by the terms thereof) in the amount or computation of the Asset Based Sales Charge or Contingent Deferred Sales Charge payable thereunder and (b) in the event any of the foregoing shall be terminated with respect to any Fund, to approve a new distribution plan, advisory agreement and distributor's contract, in respect of such Fund so as to permit the continued payments in respect of the Purchased Portfolio Assets relating to such Fund without change (whether or not such change is permitted by the terms thereof) in the amount of computation of the Asset Based Sales Charge or Contingent Deferred Sales Charge payable thereunder as though no such termination had occurred. In the event that as a consequence of its fiduciary obligations to the Funds, it cannot endeavor to obtain the approval of the board of directors or trustees of a Company in respect of a Fund to take the actions described in clauses (a) and (b) above, or in the event that despite its efforts such action will not be taken, it shall, prior to taking any action inconsistent with the actions described in clauses (a) and (b) above, or failing to take any action it could otherwise take, or to any termination referred to in clause (b) above: (i) notify the Purchaser and the Program Administrator in writing of the nature of such failure or inability or termination and
      (ii) if applicable, provide certification by a Responsible Officer that such failure or inability is required in order to comply with such fiduciary obligations;

            (c) provide prompt written notice to the Purchaser and the Program Administrator of any action by its board of directors, the board of directors of the Advisor or the board of directors or trustees of any Company in respect of any Fund to make any modification (including any modification which affects the amount of the Asset Based Sales Charge or Contingent Deferred Sales Charge whether or not such modification is permitted by the terms thereof), amendment or supplement to, or any waiver of any provisions of, or any termination, of any Distribution Plan, any Distributor's Contract, any Advisory Agreement, any Conversion Feature, any Redemption Feature, any Contingent Deferred Sales Charge arrangement, any Fundamental Investment Objectives and Policies of any Company in respect of any Fund, or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder, each as in effect on the date of that agreement, to the extent that any such modification, amendment, supplement or waiver could reasonably be expected to give rise to an Adverse Effect;

            (d) cause each of the Advisor and the Distributor to comply in all respects with its covenants under the Program Documents at all times;

            (e) furnish to the Program Administrator:

            (A) annually within 120 days after the end of each fiscal year, audited consolidated financial statements of the Parent and its consolidated subsidiaries prepared in accordance with GAAP for such fiscal year;

            (B) quarterly within 60 days after the end of the first three fiscal quarters of any fiscal year, unaudited consolidated financial statements of the Parent and its consolidated subsidiaries prepared in accordance with GAAP for such fiscal quarter; and

            (C) such other information as the Program Administrator or the Purchaser may reasonably request and which is reasonably available;

it being understood that, in the case of (A) and (B) above, such documents shall be deemed to be furnished upon notice being given by the Parent to the Program Administrator that such documents have been filed in the SEC's EDGAR system;

            (f) subject to its fiduciary obligations to the Funds, not initiate or propose the adoption by any Fund of a Liquidation Plan, and use its best efforts to cause the board of directors or trustees and shareholders of each Fund to avoid adopting any Liquidation Plan, and in any event the Parent shall promptly notify the Program Administrator of any proposed Liquidation Plan by any Fund;

            (g) not permit any change in Control of the Parent, the Distributor or the Advisor unless either:

            (1)   in connection with such change in Control:

                  (i) either (A) the Distributor or Advisor shall remain
            distributor or advisor, as the case may be, for the Funds and the Parent shall remain the parent of each of the foregoing or (B) if another Person shall be retained to replace any of the foregoing to act as distributor, or investment advisor, as the case may be, for the Funds, or as parent, such Person shall (x) meet the requirements of clause (iii) of this Section 5.02 (g)(1) below with reference to the expertise, experience and capacity applicable to the function it undertakes to perform and (y) have agreed in writing, in respect of periods from and after its retention, to be bound by the undertakings of the Distributor, the Advisor or the Parent, as the case may be, under the Program Documents and shall have confirmed as of a current date the representations and warranties of the Distributor, the Advisor or the Parent, as the case may be, except such representations and warranties as expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date);

                  (ii) in the case where another Person is retained to replace the Distributor or the Advisor to act as distributor or investment advisor, as the case may be, for the Funds, ownership of at least 51% of the voting securities of each of the Persons serving as the distributor, or investment advisor to the Funds is retained by, or transferred to, a single Person (the "IMMEDIATE PARENT");

                  (iii) in the case where another Person is retained to replace the Distributor, Advisor or the Parent to act as distributor or investment advisor for the Funds or as parent, as the case may be, in the reasonable opinion of the Parent, the Immediate Parent, together with its affiliated subsidiaries (including the Immediate Parent and the Persons then serving as distributor and investment advisor to the Funds) in the aggregate, have financial resources and mutual fund management, distribution and investment advisory expertise, experience and capacity immediately after the change in Control sufficient to satisfy the obligations of their counterparts under the Program Documents; and

                  (iv) in the case where another Person is retained to replace the Distributor or the Advisor to act as distributor or investment advisor, as the case may be, for the Funds, a majority of the board of directors or trustees of the Funds, including a majority who are not "Interested Persons" (as defined by Section 2(a)(19) of the Investment Company Act), shall have either (i) reapproved the Distributor's Contracts and any advisory contracts, or (ii) approved substitute agreements substantially identical thereto; or

            (2) the Program Administrator shall have consented to such change in Control, such consent not to be unreasonably withheld;

            (h) ensure that each Transfer Agent's tracking capabilities and/or the Distributor's tracking capabilities for each Fund is sufficient to:
      (i) track the Portfolio Assets and provide the information specified to be in the Investor Reports or used in the Program Allocation Procedures and
      (ii) identify and remit Program Collections and Related Collections to the Collection Agent, and the Parent shall use its best efforts to replace any Transfer Agent which does not maintain such capabilities or in respect of which an event similar to those described in clause (e) of the definition of Event of Termination occurs within 60 days after becoming aware of such event; and

            (i) subject to its fiduciary obligations to the Funds, use its best efforts, to obtain prior to October 30, 1998, from the board of trustees of each of the Funds such indication as the Parent deems satisfactory, that such boards of trustees have no objection to the ongoing Purchases as contemplated by the Purchase Agreement.

            Section 5.03. ADDITIONAL COVENANTS OF THE DISTRIBUTOR. The Distributor covenants and agrees that it shall:

            (a) not reflect the Purchased Portfolio Assets as being owned by the Distributor or any Affiliate of the Distributor (except to the extent such treatment is required by GAAP and all appropriate financial statements are footnoted to reflect the sale thereof to the Purchaser);

            (b) promptly upon preparation, deliver (which delivery shall be deemed to have occurred upon written notice being given by the Distributor to the Program Administrator that such documents have been filed in the SEC's EDGAR system) to the

      Program Administrator, copies of the semi-annual unaudited reports and annual audited reports of each Company;

            (c) subject to its fiduciary obligations to the Funds, use its best efforts, which are commercially reasonable in relation to the consequences to the Purchaser if they are not successful, to obtain the approval of the board of trustees of each Company in respect of each Fund to: (a) annually re-approve the Distribution Plan, the Advisory Agreements and the Distributor's Contract relating to each Fund without change (whether or not such change is permitted by the terms thereof) in the amount of computation of the Asset Based Sales Charge or Contingent Deferred Sales Charge payable thereunder and (b) in the event any of the foregoing shall be terminated with respect to any Fund, to approve a new distribution plan, advisory agreement and distributor's contract, in respect of such Fund so as to permit the continued payments in respect of the Purchased Portfolio Assets relating to such Fund without change (whether or not such change is permitted by the terms thereof) in the amount of computation of the Asset Based Sales Charge or Contingent Deferred Sales Charge payable thereunder as though no such termination had occurred. In the event that as a consequence of its fiduciary obligations to the Funds, it cannot endeavor to obtain the approval of the board of directors or trustees of a Company in respect of a Fund to take the actions described in clauses (a) and (b) above, or in the event that despite its efforts such action will not be taken, it shall, prior to taking any action inconsistent with the actions described in clauses (a) and (b) above, or failing to take any action it could otherwise take, or to any termination referred to in clause (b) above: (i) notify the Purchaser and the Program Administrator in writing of the nature of such failure or inability or termination and
      (ii) if applicable, provide certification by a Responsible Officer that such failure or inability is required in order to comply with such fiduciary obligations;

             (d) provide prompt written notice to the Program Administrator of any action by its board of directors or, to the extent the same becomes known to it, the board of directors or trustees of any Company in respect of any Fund to make any modification (including any modification which affects the amount of its Asset Based Sales Charge or Contingent Deferred Sales Charge whether or not such modification is permitted by the terms thereof), amendment or supplement to, or any waiver of any provisions of, or any termination, of any Distribution Plan, any Distributor's Contract any Advisory Agreement, any Conversion Feature, any Redemption Feature, any Contingent Deferred Sales Charge arrangement, or any Fundamental Investment Objectives and Policies of any Company in respect of any Fund, or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder, each as in effect on the date of that agreement, to the extent that any such modification, amendment, supplement or waiver could reasonably be expected to give rise to an Adverse Effect;

            (e) not use any trade names or assumed names other than Pioneer Funds Distributor, Inc., unless and until it has notified the Program Administrator and the Purchaser has amended all filings made under the UCC in all applicable jurisdictions in connection with the transactions contemplated hereby to reflect such change and has taken such other action as the Program Administrator may reasonably request in connection therewith to avoid any Adverse Effect;

            (f) keep each Irrevocable Payment Instruction in full force and effect; and not amend, waive, terminate or otherwise modify the terms of the Irrevocable Payment Instruction or take any action inconsistent with the Irrevocable Payment Instruction;

            (g) not move its chief executive office or the place where it keeps its records concerning the Purchased Portfolio Assets from the offices specified in Section 4.03(k), unless (a) it shall have given to the Program Administrator not less than twenty (20) days prior written notice of its intention to do so, clearly describing the new location and (b) it shall have taken such action as is reasonably requested by the Program Administrator and the Purchaser to maintain the title or ownership of the Purchaser in the Purchased Portfolio Assets at all times fully perfected and in full force and effect; and

            (h) arrange for representative members of the trustees of each of the Funds to meet with the Program Administrator and representatives of the rating agencies as contemplated in Section 3.03(m).

            Section 5.04. ADDITIONAL COVENANTS OF THE ADVISOR. The Advisor covenants and agrees that it shall:

            (a) except for such noncompliance as could not reasonably be expected to give rise to an Adverse Effect, manage each Fund in accordance with the Fundamental Investment Objectives and Policies in respect of such Fund as in effect from time to time;

            (b) subject to its fiduciary obligations to the Funds, use its best efforts, which are commercially reasonable in relation to the consequence to the Purchaser if they are not successful, to maintain the Fundamental Investment Objectives and Policies in respect of any Fund as reflected in the Prospectus of such Fund as in effect on the date hereof, except for changes approved by: (i) the board of directors or trustees of such Fund and (ii) shareholders of such Fund; and prior to taking any action inconsistent with the maintenance of such Fundamental Investment Objectives and Policies notify the Purchaser and the Program Administrator in writing of the nature of such change;

            (c) use its best efforts to cause each Company to comply with all Applicable Law, except for such noncompliance as could not reasonably be expected to give rise to an Adverse Effect;

            (d) subject to its fiduciary obligations to the Funds, use its best efforts, which are commercially reasonable in relation to the consequences to the Purchaser if they are not successful, to obtain the approval of the board of trustees of each Company in respect of each Fund to: (a) annually re-approve the Distribution Plan, the Advisory Agreements and the Distributor's Contract relating to each Fund without change (whether or not such change is permitted by the terms thereof) in the amount of computation of the Asset Based Sales Charge or Contingent Deferred Sales Charge payable thereunder and (b) in the event any of the foregoing shall be terminated with respect to any Fund, to approve a new distribution plan, advisory agreement and distributor's contract, in respect of such Fund so as to permit the continued payments in respect of the Purchased Portfolio Assets relating to such Fund without change (whether or not such change is permitted by the terms thereof) in the amount of computation of the Asset Based Sales Charge or Contingent Deferred Sales Charge payable thereunder as though no such termination had occurred. In the event that as a consequence of its fiduciary obligations to the Funds, it cannot endeavor to obtain the approval of the board of directors or trustees of a Company in respect of a Fund to take the actions described in clauses (a) and (b) above, or in the event that despite its efforts such action will not be taken, it shall, prior to taking any action inconsistent with the actions described in clauses (a) and (b) above, or failing to take any action it could otherwise take, or to any termination referred to in clause (b) above: (i) notify the Purchaser and the Program Administrator in writing of the nature of such failure or inability or termination and (ii) if applicable, provide certification by a Responsible Officer that such failure or inability is required in order to comply with such fiduciary obligations;

            (e) provide prompt written notice to the Purchaser and the Program Administrator of any action by its board of directors, the board of directors of the Advisor or the board of directors or trustees of any Company in respect of any Fund to make any modification (including any modification which affects the amount of the Asset Based Sales Charge or Contingent Deferred Sales Charge whether or not such modification is permitted by the terms thereof), amendment or supplement to, or any waiver of any provisions of, or any termination, of any Distribution Plan, any Distributor's Contract, any Advisory Agreement, any Conversion Feature, any Redemption Feature, any Contingent Deferred Sales Charge arrangement, any Fundamental Investment Objectives and Policies of any Company in respect of any Fund, or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder, each as in effect on the date of that agreement, to the extent that any such modification, amendment, supplement or waiver could reasonably be expected to give rise to an Adverse Effect;

            (f) subject to its fiduciary obligations, if any, to the Funds, not initiate or propose the adoption by any Fund of a Liquidation Plan, and use its best efforts to cause the board of directors or trustees and shareholders of each Fund to avoid adopting any Liquidation Plan, and in any event the Advisor shall promptly notify the Program Administrator of any proposed Liquidation Plan by any Fund; and

            (g) deliver (which delivery, in the case of normal quarterly SEC filings and all other filings of which the Parent shall have notified the Program Administrator in writing, shall be deemed to have occurred upon the filing of such documents, if applicable, in the SEC's EDGAR system) to the Program Administrator, promptly after the filing thereof with the SEC, any report on Form N-SAR (or successor form), any Prospectus (including any Form N-1A (or successor form) and any statement of additional information) or any amendment or supplement to any of the foregoing, any proxy statements and all other notices (out of the ordinary course) to shareholders of each Fund, annual reports of each Company and any other filings (out of the ordinary course), made by any Company in respect of each Fund.

            Section 5.05. ADDITIONAL COVENANTS OF THE PURCHASER AND THE PROGRAM ADMINISTRATOR. Each of the Purchaser and the Program Administrator covenants and agrees that it shall:

            (a) promptly notify the Distributor if it obtains Actual Knowledge of any event which could reasonably be expected to render the Purchaser unable to fund future purchases in accordance with this Agreement;

            (b) duly fulfill all obligations on its part to be performed under or in connection with the other Program Documents to which it is a party;

            (c) (i) preserve and maintain its legal existence and duly observe and conform to all requirements of Applicable Law relative to it, (ii) preserve and keep in full force and effect its corporate existence, rights, privileges and franchises, and maintain records of its resolutions or similar actions, and (iii) obtain, maintain and keep in full force and effect all Governmental Authorizations and Private Authorizations which are necessary or appropriate to its activities, except in each such case under clauses (i) through (iii) where the failure to so observe, conform to, preserve, obtain, maintain or keep in full force and effect could not reasonably be expected to have a material adverse effect on its ability to perform its obligations under the Program Documents; and

            (d) to the extent obtained or received by it, furnish or cause to be furnished to the Distributor a copy of all Private Authorizations and all Governmental Authorizations required to be obtained by it under clause (c) above.

                                  ARTICLE VI

                          THE PROGRAM ADMINISTRATOR

            Section 6.01. AUTHORIZATION AND ACTION. The Purchaser hereby irrevocably appoints and authorizes the Program Administrator to take such action as agent on its behalf and to exercise such powers the Purchaser may have under this Agreement, and the other Program Documents as are delegated to the Program Administrator by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the other Program Documents, the Program Administrator shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Purchaser; PROVIDED, HOWEVER, that the Program Administrator shall not be required to take any action which exposes the Program Administrator to personal liability or which is contrary to this Agreement, the other Program Documents or Applicable Law.

            Section 6.02. PROGRAM ADMINISTRATOR RELIANCE, ETC. Neither the Program Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Program Documents, except in the case of the Program Administrator for its gross negligence, willful misconduct or breach of its obligations under the Program Documents.

Without limiting the generality of the foregoing, the Program Administrator: (i) may consult with legal counsel (including counsel for the Parent, the Distributor, the Advisor or any Transfer Agent), independent public accountants and experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any of the other parties to this Agreement and shall not be responsible to any of the other parties to this Agreement for any statements, warranties or representations (whether written or oral) made by any of the other parties to this Agreement (including the Purchaser) in or in connection with this Agreement or the other Program Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Program Documents on the part of any of the other parties to this Agreement or to inspect the property (including the books and records) of any of the other parties to this Agreement; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Program Documents or any other instrument or document furnished pursuant hereto or thereto in respect of any Person other than the Program Administrator; and (v) shall incur no liability under or in respect of this Agreement or any other Program Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

            Section 6.03. RIGHTS OF THE PROGRAM ADMINISTRATOR. Each Sponsor Entity hereby agrees that the Program Administrator is hereby authorized to (i) upon the occurrence of any Event of Termination (or event which with the passage of time or notice, or both, would constitute an Event of Termination) which relates to the Parent, the Distributor, the Advisor or any other Sponsor Entity, or (ii) at any time that the Program Administrator in its reasonable discretion believes that the event contemplated in clauses (e), (f) or (h) of the definition of Event of Termination could occur in respect of the Parent, the Distributor, the Advisor or any other Sponsor Entity, deliver an Allocation Notice to the Collection Agent.

                                 ARTICLE VII

                             PARENT UNDERTAKINGS

            Section 7.01. UNDERTAKINGS; PAYMENT OF DAMAGES. The Parent hereby irrevocably and unconditionally agrees and guarantees for the benefit of the Purchaser, the Program Administrator, and each Indemnified Party to cause the Advisor, the Distributor (as Distributor and Program Servicer Agent) and each other Sponsor Entity to perform and punctually and completely carry out each and every agreement, covenant or undertaking of the Advisor, the Distributor (as Distributor and Program Servicer Agent) and each other Sponsor Entity under this Agreement and each other Program Document in accordance with the terms thereof, notwithstanding that the Advisor, the Distributor (as Distributor or Program Servicer Agent), or other Sponsor Entity fails to fully perform any such agreements, covenants and undertakings for any reason, including liquidation, insolvency, dissolution, receivership, bankruptcy, assignment for the benefit of creditors, reorganization, composition, adjustment, legal limitations, court order, disability, incapacity, invalidity, unenforceability, defense, offset or counterclaim.

            Section 7.02. AGREEMENT NOT AFFECTED. The Purchaser and the Program Administrator may proceed to exercise any right or remedy which it might have pursuant to this Article VII or Applicable Law without regard to any actions or omissions of the Purchaser, the Program Administrator or any other Person. The validity of this Article VII shall not be affected by any action or inaction which may be taken under or in respect of any Program Document. Each of the Purchaser and the Program Administrator at its option may proceed in the first instance against the Parent to obtain a remedy under any Program Document in the amount and in the manner set forth in such Program Document, without being obliged to resort first to any claim or action against the Advisor, the Distributor (as Distributor or Program Servicer Agent) or any other Sponsor Entity.

            Section 7.03. WAIVER OF NOTICE; NO OFFSET; NO SUBROGATION. To the extent permitted by law, the Parent hereby waives any and all notices or demands to which any other Sponsor Entity may otherwise be entitled in connection with the pursuit of any remedy hereunder, or under any other Program Document or, to the extent permitted, under Applicable Law; PROVIDED, that this sentence shall not constitute a waiver on behalf of the Advisor, the Distributor (as Distributor or Program Servicer Agent) or any other Sponsor Entity of any notice or demand to which the Advisor, the Distributor (as Distributor, or Program Servicer Agent), or any other Sponsor Entity is entitled under the Program Documents. The obligations of the Parent under this Article VII shall not be subject to any defense, counterclaim or offset which the Parent, the Advisor, the Distributor (as Distributor Program Servicer Agent), or any other Person has or may have against the Purchaser, the Program Administrator, any Indemnified Party or any other Person, except such defense, counterclaim or offset which is expressly allowed under this Agreement and the other Program Documents to such Party and shall not have been previously adjudicated in any prior action against such Party, but nothing herein shall limit the right of the Parent to pursue any claim in a separate action.

                                 ARTICLE VIII

                                MISCELLANEOUS

            Section 8.01. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of the Program Administrator or any Purchaser or any Indemnified Party exercising any right, power or remedy hereunder or under any other Program Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Program Administrator and the Purchaser, at law or in equity. No amendment, modification, supplement, termination or waiver of this Agreement or any other Program Document shall be effective unless the same shall be in writing and signed by the parties thereto. Any waiver of any provision of this Agreement, and any consent to any departure by any party to this Agreement or any other Program Document from the terms of any provision of this Agreement or any other Program Document, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any party to this Agreement or any other Program Document in any case shall entitle a Sponsor Entity to any other or further notice or demand in similar or other circumstances.

            Section 8.02. PAYMENT. Unless otherwise provided herein, whenever any payment to be made hereunder or under any other Program Document shall be due on a non-Business Day, such payment shall be made on the next succeeding Business Day. All amounts owing and payable to the Purchaser, the Program Administrator or any Indemnified Party under this Agreement or under any other Program Document shall be paid in immediately available funds without counterclaim, setoff, deduction, defense, abatement, suspension or deferment, but nothing herein shall limit the right of the Parent, the Advisor or the Distributor to pursue any claim in a separate action. Each of the Parent, and the Distributor hereby agrees to pay interest on any amounts payable by it under this Agreement or under any other Program Document, which shall not be paid in full when due, for the period commencing on the due date thereof until, but not including, the date the same is paid in full at the Post-Default Rate. For purposes of calculating the Post-Default Rate interest, any amount received by or on behalf of the Purchaser, the Program Administrator or any Indemnified Party after the close of the Fedwire shall be deemed to have been received on the next succeeding Business Day.

            Section 8.03. NOTICES, ETC. (a) All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto, or to the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement shall be in writing and shall be personally delivered or sent by first-class, registered, certified or express mail, postage prepaid, or by prepaid telegram (with messenger delivery specified in the case of a telegram), or by telecopier, or by prepaid courier service. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 8.03, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto or to the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement at their respective addresses (or to their respective telecopier numbers) indicated below:

            If to the Purchaser:

                             PLT Finance, L.P.
                             65 East 55th Street
                             New York, New York 10022
                             Attention: Vice President
                             Facsimile No.: (212) 644-2271

            If to the Program Administrator:

                             Putnam, Lovell, de Guardiola
                             & Thornton Inc.
                             65 East 55th Street
                             New York, New York 10022
                             Attention: Vice President
                             Facsimile No.: (212) 644-2271

            If to the Parent, the Advisor or the Distributor:

                             c/o The Pioneer Group, Inc.
                             60 State Street
                             Boston, Massachusetts 02109
                             Attention: General Counsel
                             Facsimile No.: (617) 422-4293

                             with a copy to

                             Hale and Dorr LLP
                             60 State Street
                             Boston, Massachusetts 02109
                             Attention: Joseph P. Barri, Esq,
                             Facsimile Number: (617) 526-5000

            If to the Collection Agent:

                             Bankers Trust Company
                             Four Albany Street
                             New York, New York 10006
                             Attention: Corporate Trust and
                                Agency Group-Structured Finance
                             Facsimile No.: (212) 250-6439

            (b) All notices, demands, consents, requests and other communications to be sent or delivered hereunder or under any other Program Document shall be deemed to be given or become effective for all purposes of this Agreement or of such Program Document as follows: (i) when delivered in person, when given; (ii) when sent by mail, when received by the Person to whom it is given, unless it is mailed by registered, certified or express mail, in which case it shall be deemed given or effective on the earlier of the date of receipt or refusal; and (iii) when sent by telegram, telecopy or other form of rapid transmission shall be deemed to be given or effective when receipt of such transmission is acknowledged, electronically or otherwise.

            Section 8.04. COSTS AND EXPENSES; INDEMNIFICATION. (a) Regardless of whether or not any of the transactions contemplated hereby are actually consummated, the Parent agrees to pay promptly on demand to the other Parties hereto (other than any other Sponsor Entity) (i) all reasonable out-of-pocket costs and expenses in connection with the preparation, review, negotiation, reproduction, execution, delivery, administration and any modification, amendment and waiver of this Agreement, and the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement (but not any costs or expenses incurred in connection with the sale, transfer or assignment by the Purchaser of any interests in the Purchased Portfolio Assets other than any transfer or assignment which arises out of or would not have occurred but for an Event of Termination), (ii) all reasonable out-of-pocket costs and expenses incurred in connection with the enforcement of, or preservation of, any rights under this Agreement and the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement,
(iii) all reasonable actuarial fees, UCC filing fees and

     Confidential material deleted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

periodic auditing expenses in connection with the transactions contemplated by this Agreement and the other Program Documents, and (iv) all reasonable fees and disbursements of counsel in connection with the foregoing; PROVIDED, HOWEVER, if the fees and expenses of counsel for the Purchaser and the Program Administrator described in clause (i) above relating to services rendered on or prior to the Purchase Date exceed $[ ** ] the Parent will only be responsible for fifty percent (50%) of such excess.

            (b) INDEMNIFICATION. The Parent agrees to indemnify and hold harmless the Purchaser (and, without duplication, its respective Investors), each Placement Trust (and, without duplication, its respective Investors), the Program Administrator, the Collection Agent, the Placement Agent, and each of their respective Affiliates and the respective officers, directors, employees, trustees, agents and advisors of, and any Person controlling, any of the foregoing (each, an "INDEMNIFIED PARTY") from and against any and all damages, losses, liabilities, expenses, obligations, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) (collectively the "LIABILITIES") that are incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with (and regardless of whether or not any such transactions are consummated) any of the transactions contemplated by this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, and the Program Collection Agency Agreement, including without limitation, any one or more of following:

                 (i) any failure or alleged (by Persons other than an Indemnified Party) failure by any Sponsor Entity to perform any of its obligations, covenants, or agreements contained in any Program Document to which it is a party promptly and fully;

                 (ii) any representation or warranty made or deemed made by any Sponsor Entity contained in any Program Document or in any certificate, written statement or report delivered by or on behalf of any such Person in connection herewith or therewith is, or is alleged (by Persons other than an Indemnified Party) to have been false or misleading in any respect when made;

                 (iii) any proceeding by or against any Sponsor Entity seeking to adjudicate such Person bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or the debts of such Person under any law relating to bankruptcy, insolvency, liquidation, administrative, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, administrator, liquidator, or other similar official for such Person or for a substantial part of such Person's property, or the adoption by any Fund of a Liquidation Plan;

                 (iv) any change in Control of the Parent, the Distributor or the Advisor which does not meet the requirements set forth in
            Section 5.02(h)(1) or (2); and

                  (v) preparation for a defense of, any investigation, litigation or proceeding arising out of any of the transactions, events or circumstances described above;

            PROVIDED, HOWEVER, that the Parent shall not be required to indemnify any Indemnified Party in respect of any Liability to the extent such Liability (A) results directly and primarily from such Indemnified Party's gross negligence, willful misconduct or violation of Applicable Law, in each case except to the extent that the same is attributable to, or would not have occurred but for, one or more of the events or circumstances described in clauses (i) through (iv) above, or (B) arises out of the Purchased Portfolio Assets proving to be uncollectible in whole or in part or declining in value (including such as is attributable to the effect of market forces on the Net Asset Value of the Funds), except to the extent that such uncollectibility or decline in value is attributable to, or would not have occurred but for, one or more of the events or circumstances described in clauses (i) through (iv) above, or (C) arises out of a subsequent sale or assignment of the Purchased Portfolio Assets by the Purchaser except to the extent that the same is attributable to, or would not have accrued but for, one or more of the events or circumstances described in clauses (i) through (iv) above, or (D) arises from a failure to comply with Fundamental Investment Objectives of such Fund to the extent that the Advisor shall have made restitution to the Fund promptly after such failure in such amount, if any, which has been approved by the board of trustees of such Fund or (E) constitutes Consequential Damages.

            (c) Unless the Parent shall have assumed responsibility for contesting a Liability as provided in the next sentence, the Indemnified Party may, but shall have no obligation to, contest, settle or compromise such Liability. The Parent may pursue, at its sole cost and expense, such lawful rights as are available at law to contest any Liability asserted against any Indemnified Party provided: (i) the Parent has assumed responsibility for such contest and conceded in writing its responsibility to indemnify the Indemnified Party, in accordance with this Section, for the full amount of such Liability;
(ii) such contest is conducted in a manner which does not result in a Lien on the Portfolio Assets unless the Parent shall have indemnified the Indemnified Parties in respect thereof to their reasonable satisfaction and, if the manner of contest does not defer the obligation to pay the Liability, the Parent shall pay such Liability when due, subject to the right to recover such Liability if the contest is successful, (iii) the Parent shall have provided to the Indemnified Party such undertakings as the Indemnified Party shall reasonably request, in form and substance satisfactory to the Indemnified Party, whereby the Parent agrees to hold the Indemnified Party harmless from any and all liabilities, costs and expenses which may arise as a consequence of such contest except due to such Indemnified Party's own gross negligence or willful misconduct; (iv) there is a meritorious basis for such contest; (v) the contest of such Liability may be conducted in a manner which does not affect the liability of the Indemnified Party for any liability not indemnified by the Parent; (vi) the contest of such Liability can be separated from any contest of any other liability in respect of which the Parent has not indemnified the Indemnified Party without prejudicing the Indemnified Party's ability to deal with or otherwise contest such other liability; PROVIDED THAT in the event the contest of such Liability cannot be so separated, the Indemnified Party shall not, without the prior written consent of the Parent, which consent shall not be unreasonably withheld or delayed, effect any settlement of such Liability, unless the Indemnified Party has waived in writing its right to be indemnified for such Liability by the Parent; and (vii) the Indemnified

Party has not waived its right to indemnification by the Parent in respect of such Liability. The Parent shall keep the Indemnified Party fully advised on a current basis concerning any such contest. Without limiting the foregoing, if such contest involves or could involve a claim or counterclaim for relief by either party other than for money damages: (A) the Parent shall give the Indemnified Party reasonable notice of and a reasonable opportunity to be present in person or by counsel at any proceeding in connection therewith; (B) the Parent shall give the Indemnified Party notice of any proposed filings or papers to be served or filed by the Parent in connection with any such proceedings and a reasonable opportunity to comment upon them; and (C) the Parent shall promptly supply the Indemnified Party with copies of any filings or papers served upon the Parent in connection with such proceedings; it being understood that the Indemnified Party shall bear its own costs incurred in connection with any participation by the Indemnified Party or its counsel in the contest as contemplated by this sentence.

            (d) Without prejudice to the survival of any other agreement of the Parent, hereunder, the agreements and obligations of the Parent contained in this Section 8.04 and of the Parent in Article VII shall survive the termination of this Agreement.

            Section 8.05. TAXES. (a) Any and all payments by any Sponsor Entity, any Transfer Agent, any Company or any Fund under this Agreement, any Irrevocable Payment Instrument or any other Program Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, taxes imposed on the recipient's income, and franchise taxes imposed on the recipient, by (i) the United States federal government, (ii) the jurisdiction under the laws of which the recipient is organized or any political subdivision thereof, (iii) the jurisdiction in which is located the principal executive office of the recipient or any political subdivision thereof or (iv) any other jurisdiction which asserts the authority to impose such tax on the basis of contacts the recipient maintains with such jurisdiction other than the contacts arising out of the transactions contemplated hereby (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If any Sponsor Entity, any Transfer Agent, any Company or any Fund shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Program Document, (i) the sum payable hereunder or thereunder shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.05) the recipient receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Sponsor Entity, Transfer Agent, Company or Fund shall make such deductions and
(iii) such Sponsor Entity, Transfer Agent, Company or Fund shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

            (b) In addition, the Parent agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any transfer of Portfolio Assets from the Distributor to the Purchaser in connection herewith or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Program Document (hereinafter referred to as "OTHER TAXES").

            (c) The Parent will indemnify the Program Administrator and the Purchaser for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 8.05) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, so long as there is a reasonable basis for the assertion of such Taxes or Other Taxes. This indemnification shall be made within 30 days from the date the Program Administrator or the Purchaser makes written demand therefor to the Parent; provided that the Parent shall not be required to indemnify for Taxes or other Taxes the imposition of which the Program Administrator or the Purchaser shall have had Actual Knowledge and for which the Program Administrator or the Purchaser shall have not given notice within 90 days after having obtained such Actual Knowledge. The Purchaser and the Program Administrator shall endeavor to avoid or reduce any Taxes or Other Taxes subject to the foregoing indemnity; PROVIDED that they shall not be required to take any action which, in their sole judgment, may subject them to any adverse effect.

            (d) Within thirty (30) days after the date of any payment of Taxes, the Parent will furnish to the Purchaser and the Program Administrator the original or a certified copy of a receipt evidencing payment thereof.

            (e) In the event the Parent shall pay a Tax or Other Tax pursuant to this Section 8.05 and all or a portion of such Tax or Other Tax previously paid by the Parent is later refunded by the applicable taxing Authority, the recipient of such refund shall pay to the Parent the portion of such refund which relates to the amount previously paid by the Parent.

            (f) Unless the Parent shall have assumed responsibility for contesting a Tax or Other Tax described in paragraph (c) of this Section 8.05 as provided in the next sentence, the Program Administrator and the Purchaser may, but shall have no obligation to, contest, settle or compromise such Tax or Other Tax. The Parent may pursue, at its sole cost and expense, such lawful rights as are available at law to contest any Tax or Other Tax asserted against the Purchaser or the Program Administrator provided: (i) the Parent has assumed responsibility for such contest and conceded in writing its responsibility to indemnify the Purchaser or the Program Administrator, as the case may be, in accordance with this Section, for the full amount of such Tax or Other Tax; (ii) such contest is conducted in a manner which does not result in a Lien on the Portfolio Assets unless the Parent shall have indemnified the Purchaser with respect thereof in a manner reasonably satisfactory to the Purchaser and, if the manner of contest does not defer the obligation to pay the Tax or Other Tax, the Parent shall pay such Tax or Other Tax when due, subject to the right to recover such Tax or Other Tax if the contest is successful, (iii) to the extent not covered by Section 8.04(b), the Parent shall have provided to the Purchaser or the Program Administrator, as the case may be, such undertakings as the Purchaser or the Program Administrator, as the case may be, shall reasonably request, in form and substance satisfactory to the Purchaser or the Program Administrator, as the case may be, whereby the Parent agrees to hold the Purchaser or the Program Administrator, as the case may be, harmless from any and all liabilities, costs and expenses which may arise as a consequence of such contest except due to the Program Administrator's or the Purchaser's own gross negligence or willful misconduct; (iv) there is a meritorious basis for such contest; (v) the contest of such Tax or Other Tax may be conducted in a manner which does not affect the liability of the Purchaser or the Program Administrator, as the case may be, for any tax not indemnified by the Parent;
(vi) the contest of
such Tax or Other Tax can be separated from any contest of any other tax in respect of which the Parent has not indemnified the Purchaser or the Program Administrator, as the case may be, without prejudicing the Purchaser's or the Program Administrator's, as the case may be, ability to deal with or otherwise contest such other liability; PROVIDED, THAT if the contest of such Tax or Other Tax can not be so separated, neither the Purchaser nor the Program Administrator, as the case may be, shall, without the prior written consent of the Parent, which consent shall not be unreasonably withheld or delayed, effect any settlement of such Tax or Other Tax, unless the Purchaser or the Program Administrator, as the case may be, has waived in writing its right to be indemnified for such Tax or Other Tax by the Parent; and (vii) such Purchaser or the Program Administrator, as the case may be, has not waived its right to indemnification by the Parent in respect of such Tax or Other Tax. The Parent shall keep the Purchaser or the Program Administrator, as the case may be, fully advised on a current basis concerning any such contest. Without limiting the foregoing, if such contest involves or could involve a claim or counterclaim for relief by either party other than for money damages: (A) the Parent shall give the Purchaser or the Program Administrator, as the case may be, reasonable notice of and a reasonable opportunity to be present in person or by counsel at any proceeding in connection therewith; (B) the Parent shall give the Purchaser or the Program Administrator, as the case may be, notice of any proposed filings or papers to be served or filed by the Parent in connection with any such proceedings and a reasonable opportunity to comment upon them; and (C) the Parent shall promptly supply the Purchaser or the Program Administrator, as the case may be, with copies of any filings or papers served upon the Parent in connection with such proceedings; it being understood that the Purchaser or the Program Administrator, as the case may be, shall bear its own costs incurred in connection with any participation by the Purchaser or the Program Administrator, as the case may be, or its counsel in the contest as contemplated by this sentence.

            (g) Without prejudice to the survival of any other agreement of the Parent, hereunder, the agreements and obligations of the Parent contained in this Section 8.05 shall survive the termination of this Agreement.

            Section 8.06. EXECUTION IN COUNTERPARTS. This Agreement and each other Program Document may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

            Section 8.07. BINDING EFFECT; ASSIGNMENT. This Agreement and the various representation and covenants set forth herein shall be binding upon the parties hereto and their respective successors and assigns, and inure to the benefit of the parties hereto and their respective Investors, successors and assigns. No Sponsor Entity shall assign its rights or obligations hereunder or under any other Program Document or in connection herewith or therewith or any interest herein or therein (voluntarily, or by operation of law or otherwise) without the Program Administrator's and the Purchaser's prior written consent, except as otherwise expressly permitted hereunder and thereunder. This Agreement and the Program Administrator's and the Purchaser's rights herein, and in the Purchased Portfolio Assets, the Program Collections and the Ancillary Rights with respect thereto shall be assignable, in whole or in part, by the Purchaser and the Program Administrator and their respective successors and assigns; provided, that no delegation of the Purchaser's or the Program Administrator's obligations hereunder shall be permitted without prior written notice to the Sponsor Entities.

            Section 8.08. GOVERNING LAW; SUBMISSION TO JURISDICTION. (A) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

            (b) Each of the Advisor, the Parent and the Distributor hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York and to the non-exclusive jurisdiction of any Federal Court of the United States located in the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement or any of the transactions contemplated hereby or thereby.

            Section 8.09. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 8.10. CONFIDENTIALITY. Unless otherwise required by Applicable Law, the parties hereto agree to maintain the confidentiality of this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement (and all drafts hereof and thereof) other than the Distributor's Contracts, the Distribution Plans and the Prospectuses and the transactions contemplated thereby, and all information disclosed to such party by another party and identified by such party as non-public information pursuant to or in connection with this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement which has not become public other than as a result of a breach of this undertaking (all of the foregoing, the "CONFIDENTIAL INFORMATION"), in communications with third parties and otherwise; PROVIDED, that Confidential Information may be disclosed (i) to assignees, participants and potential assignees and participants of the Purchaser and the Program Administrator provided that confidentiality arrangements with such third parties are put in place by the Purchaser or the Program Administrator, (ii) to third parties to the extent such disclosure is consented to in writing by all parties to this Agreement, in the case of this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement, or the party to which the Confidential Information relates, in the case of other Confidential Information (which consent shall not be unreasonably withheld) and such disclosure is made pursuant to a written confidentiality agreement in form and substance substantially identical to this Section 8.10, (iii) the officers, partners, directors and employees, legal counsel and internal and external auditors of the parties hereto, (iv) as the Program Administrator or the Purchaser may deem necessary or appropriate in connection with any Placement or its warehouse financing arrangements, provided, that prior to disclosing such Confidential Information (other than the performance of the Portfolio Assets) concerning any Sponsor Entity in any offering memorandum in connection with any Placement, the Program Administrator will give the Sponsor Entity a reasonable opportunity to comment on such proposed disclosure and will discuss in good faith any reasonable comments of the Sponsor Entity and use reasonable efforts, consistent with its marketing and business objectives and Applicable Law, to address such comments in a mutually satisfactory manner, (v) in connection with any litigation or the protection or enforcement of a party's rights and remedies under or relating to this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, or the Program Collection Agency Agreement and (vi) in response to a lawful requirement of any Authority exercising supervisory jurisdiction over the disclosing Party or its Affiliates.

            Section 8.11. INTENT OF AGREEMENT. It is the intention of this Agreement and the Purchase Agreement that the purchase of Purchased Portfolio Assets under the Purchase Agreement shall convey to the Purchaser an undivided 100% ownership interest in such Purchased Portfolio Assets on the Purchase Date therefor and that such transaction shall constitute a True Sale and not a secured loan. If, notwithstanding such intention, any conveyance of Purchased Portfolio Assets from the Distributor to the Purchaser shall ever be recharacterized as a secured loan and not a sale, it is the intention of this Agreement and the Purchase Agreement that such agreements shall constitute collectively a security agreement under Applicable Law, and that the Distributor shall be deemed to have granted to the Purchaser, and hereby does so grant, a duly perfected first priority security interest in all of the Distributor's right, title and interest in, to and under such Purchased Portfolio Assets free and clear of any Adverse Claim.

            Section 8.12. CONTINUING OBLIGATIONS. Notwithstanding any other provision of this Agreement or the other Program Documents, to the extent that any obligation of the Sponsor Entities under the Program Documents, pursuant to and in connection with the Purchased Portfolio Assets remains unperformed or executory, the Sponsor Entities shall be obligated to perform such obligation to the same extent as if the purchase and sale contemplated hereby had not taken place, and the Purchaser and the Program Administrator shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Sponsor Entities under, pursuant to or in connection with any Purchased Portfolio Assets.

            Section 8.13. MERGER. This Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement taken as a whole incorporate the entire agreement between the parties thereto concerning the subject matter thereof. This Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement supersede any prior agreements among the parties relating to the subject matter thereof.

            Section 8.14. FURTHER ACTS. Each party agrees that at any time, and from time to time, it will do all such things and execute and deliver all such instruments, assignments, other documents and assurances, as such other party or its counsel reasonably deems necessary or desirable in order to carry out the express intent, purpose and conditions of this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement and the transactions contemplated hereby and thereby, and without limiting the generality of the foregoing, to the extent permitted by Applicable Law, upon the Program Administrator's written request from time to time, the Parent, the Distributor (as Distributor and as Program Servicer Agent) and the Advisor shall make, execute, acknowledge and deliver and file and record in the proper filing and recording places all such instruments, and take all such actions, as the Program Administrator may reasonably deem necessary or advisable for assuring or confirming to the Purchaser its rights and interest in and to, and remedies in respect of, the Purchased Portfolio Assets. In addition, the Advisor, the Distributor (as Distributor and as Program Servicer Agent) and the Parent, agree to do all things and execute and deliver all instruments, assignments, other documents and assurances, as the Program Administrator or its counsel reasonably deems necessary to permit the Purchaser to convey any portion of its right, title and interest in the Purchased Portfolio Assets and the Program Documents in connection with any assignment by such Purchaser permitted by this Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement.

            Section 8.15. SPECIFIC PERFORMANCE; OTHER RIGHTS AND REMEDIES. The parties hereto recognize that certain of their rights under this Agreement and the other Program Documents are unique and, accordingly, the parties hereto shall, in addition to such other remedies as may be available to any of them at law or in equity or under this Agreement and the other Program Documents, have the right to enforce their rights hereunder and thereunder by actions for injunctive permitted relief and specific performance to the extent permitted by Applicable Law. The rights and remedies of the Program Administrator and the Purchaser under this Agreement and the other Program Documents are cumulative and are not in lieu of, but are in addition to, any other rights and remedies which the Program Administrator and the Purchaser may have under or by virtue of any Applicable Law, or in equity, or any other agreement or obligations to which the Program Administrator and the Purchaser are parties. The rights and remedies of the Program Administrator and the Purchaser under this Agreement and the other Program Documents may be exercised from time to time and as often as such exercise is deemed expedient. Without limiting the generality of the foregoing, the Distributor acknowledges and agrees that it will be impossible to measure in money the damage to the Program Administrator or the Purchaser in the event of a breach of any of the terms and provisions of this Agreement or any other Program Document, and that, in the event of any such breach, the Program Administrator and the Purchaser may not have an adequate remedy at law, although the foregoing shall not constitute a waiver of any of the Program Administrator's or the Purchaser's rights, powers, privileges and remedies against or in respect of a breaching party, any collateral or any other Person or thing under this Agreement, any other Program Document or Applicable Law. It is therefore agreed that each of the Program Administrator and the Purchaser, in addition to all other such rights, powers, privileges and remedies that it may have, shall be entitled to injunctive relief, specific performance or such other equitable relief as it may request to exercise or otherwise enforce any of the terms of those provisions and to enjoin or otherwise restrain any act prohibited thereby, and the Distributor shall not argue and hereby waives any defense that there is an adequate remedy available at law.

            Section 8.16. NO PROCEEDINGS. Each Party agrees that it will not institute against the Purchaser, or join any other Person in instituting against the Purchaser, any insolvency proceeding (including any proceeding of the type described in clause (e) of the definition of Event of Termination). The foregoing shall not limit the right of any Party to file any claim in or otherwise take any action in any insolvency proceeding that was instituted against the Purchaser by any other Person.

            Section 8.17. ADDITIONAL COMPANIES AND FUNDS. Unless an Event of Termination (or an event which, with the passage of time or notice, or both, would constitute an Event of

Termination) shall have occurred and be continuing, the Distributor may request that an additional Eligible Fund become a "Fund" (and in connection therewith any investment company, which is registered with the SEC under the Investment Company Act, of which such Eligible Fund is a series, to become a Company) under this Agreement on the Addition Effective Date in respect of such additional Eligible Fund. On and as of such Addition Effective Date in respect of any additional Eligible Fund, (i) such additional Eligible Fund shall become a Fund hereunder and any investment company, which is registered with the SEC under the Investment Company Act, of which such Fund is a series, shall become a Company hereunder, (ii) this Agreement and the Purchase Agreement (including Schedule I to the Master Agreement and Schedule I to the Purchase Agreement) shall be deemed to be supplemented to reflect such addition, and (iii) any reference in this Agreement to any change or modification since the date of this Agreement or the Closing Date to the distributor's contract, distribution plan, advisory agreement, prospectus or contingent deferred sales charge arrangement in respect of such additional Eligible Fund shall be deemed to refer to any change or modification thereof since such Addition Effective Date.

            The term "ADDITION EFFECTIVE DATE" shall mean with respect to any additional Eligible Fund, the first date on which all of the following conditions shall have been satisfied:

            (i) the Program Administrator shall have received a fully executed Additional Eligible Fund Addendum, together with such signed opinions of counsel to the applicable Company, the Distributor, the Advisor, and the Parent, each dated a date reasonably near the Addition Effective Date, as the Program Administrator shall have reasonably requested, all in form, scope and substance satisfactory to the Program Administrator;

            (ii) the Program Administrator shall have received such instruments, certificates and documents regarding the addition of such additional Eligible Fund from the Distributor, the Advisor, the Parent, and the applicable Company as the Program Administrator shall reasonably request; and

            (iii) the Program Administrator shall have received evidence satisfactory to it that (a) the conditions in respect of such additional Eligible Fund set forth in Section 3.02 immediately after the Addition Effective Date shall be satisfied, and (b) that on such Addition Effective Date the Portfolio Assets relating to such additional Eligible Fund shall constitute Eligible Portfolio Assets.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    THE PIONEER GROUP, INC.,
                                    as Parent


                                    By: /s/ John F. Cogan
                                        ------------------------------
                                    Name: John F. Cogan
                                    Title: President



                                    PIONEERING MANAGEMENT CORPORATION,
                                    as Advisor


                                    By: /s/ David D. Tripple
                                        ------------------------------
                                    Name: David D. Tripple
                                    Title: President


                                    PIONEER FUNDS DISTRIBUTOR, INC.,
                                    as Distributor and Program Servicer Agent


                                    By: /s/ Robert L. Butler
                                        ------------------------------
                                    Name: Robert L. Butler
                                    Title: President

                                    PLT FINANCE, L.P.,
                                    as Purchaser

                                    By: PLT Finance, Inc.,
                                        General Partner


                                    By: /s/ Robert T. Fleisher
                                        ------------------------------
                                    Name: Robert T. Fleisher
                                    Title: Vice President


                                    PUTNAM, LOVELL, DE GUARDIOLA  &
                                    THORNTON INC.,
                                    as Program Administrator


                                    By: /s/ Michael R. Llodra
                                        ------------------------------
                                    Name: Michael R. Llodra
                                    Title: Vice President

                                    BANKERS TRUST COMPANY,
                                    not in its individual capacity but solely as Collection Agent


                                    By: /s/ Louis Bodi
                                        ------------------------------
                                    Name: Louis Bodi
                                    Title: Vice President

                                                                   Schedule I To
                                                                 Pioneer Program
                                                                Master Agreement


                  COMPANIES, FUNDS, SHARES AND RELATED MATTERS



COMPANIES AND FUNDS:                                       SHARES
--------------------                                       ------

Pioneer America Income Trust                               Class B
Pioneer Balanced Fund                                      Class B
Pioneer Bond Fund                                          Class B
Pioneer Capital Growth Fund                                Class B
Pioneer Cash Reserves Fund                                 Class B
Pioneer Emerging Markets Fund                              Class B
Pioneer Equity-Income Fund                                 Class B
Pioneer Europe Fund                                        Class B
Pioneer Fund                                               Class B
Pioneer Gold Shares                                        Class B
Pioneer Growth Shares                                      Class B
Pioneer Indo-Asia Fund                                     Class B
Pioneer Intermediate Tax-Free Fund                         Class B
Pioneer International Growth Fund                          Class B
Pioneer Micro-Cap Fund                                     Class B
Pioneer Mid-Cap Fund                                       Class B
Pioneer Real Estate Shares                                 Class B
Pioneer Short-Term Income Trust                            Class B
Pioneer Small Company Fund                                 Class B
Pioneer Tax-Free Income Fund                               Class B
Pioneer II                                                 Class B
Pioneer World Equity Fund                                  Class B

                                                                  Schedule II To
                                                                 Pioneer Program
                                                                Master Agreement


                        PROGRAM ALLOCATION PROCEDURES

            Program Collections in respect of Portfolio Assets which constitute Contingent Deferred Sales Charges, and Asset Based Sales Charges related to Shares of each Fund shall be allocated by the Program Administrator among the Purchaser and the Distributor in accordance with this Schedule II.

            Defined terms used in this Schedule II and not otherwise defined herein shall have the meaning assigned to them in Schedule X to the Master Agreement. As used herein the following terms shall have the meanings indicated:

            "COMMISSION SHARE" means in respect of any Fund, each Share of such Fund, which is issued under circumstances which would normally give rise to an obligation of the holder of such Share to pay a Contingent Deferred Sales Charge upon redemption of such Share (including, without limitation, any Share of such Fund issued in connection with a Permitted Free Exchange) and any such Share shall continue to be a Commission Share of such Fund prior to the redemption (including a redemption in connection with a Permitted Free Exchange) or conversion of such Share, even though the obligation to pay the Contingent Deferred Sales Charge may have expired or conditions for waivers thereof may exist.

            "DATE OF ORIGINAL ISSUANCE" means in respect of any Commission Share, the date with reference to which the amount of the Contingent Deferred Sales Charge payable on redemption thereof, if any, is computed.

            "FREE SHARE" means, in respect of any Fund, each Share of such Fund, other than a Commission Share or Omnibus Share (including, without limitation, any Share issued in connection with the reinvestment of dividends or capital gains).

            "INCEPTION DATE" means in respect of any Fund, the first date on which such Fund issued Shares.

            "NET ASSET VALUE" means, (i) with respect to any Fund, as of the date any determination thereof is made, the net asset value of such Fund computed in the manner such value is required to be computed by such Fund in its reports to its shareholders, and (ii) with respect to any Share of such Fund as of any date, the quotient obtained by dividing: (A) the net asset value of such Fund (as computed in accordance with clause (i) above) allocated to Shares of such Fund (in accordance with the constituent documents for such Fund) as of such date, by (B) the number of Shares of such Fund outstanding on such date.

            "OMNIBUS SHARE" means, in respect of any Fund, a commission share sold by one of the Selling Agents listed on Exhibit A or related free share issued in connection with the reinvestment of dividends or capital gains for such share. If, subsequent to closing of the Program, the Program Administrator reasonably determines that the Program Servicer Agent is able provide information to track all commission shares sold by any of the Selling Agents listed on Exhibit A (and related free shares in the same manner as Commission Shares and Free Shares are currently tracked in respect of Selling Agents not listed on Exhibit A, then Exhibit A shall be amended to delete such Selling Agent from Exhibit A so that commission shares sold by such Selling Agent (and related free shares) will thereafter be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF SHARES

            Shares of each Fund, which are outstanding from time to time, shall be attributed to the Purchaser and the Distributor in accordance with the following rules;

            (1) COMMISSION SHARES:

            (a) Commission Shares attributed to the Purchaser shall be Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of such Fund and on or prior to the last Purchase Cut-Off Date occurring prior to the date of such determination.

            (b) Commission Shares attributable to the Distributor shall be Commission Shares, the Date of Original Issuance of which occurs after the last Purchase Cut-Off Date occurring prior to the date of such determination.

            (c) A Commission Share of a particular Fund (the "ISSUING Fund") issued in consideration of the investment of proceeds of the redemption of a Commission Share of another Fund (the "REDEEMING FUND") in connection with a Permitted Free Exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Commission Share of the Redeeming Fund and any such Commission Share will be attributed to the Purchaser or the Distributor based upon such Date of Original Issuance in accordance with rules
(a) and (b) above.

            (d) A Commission Share redeemed (other than in connection with a Permitted Free Exchange) or converted to a Class A share is attributable to the Purchaser or Distributor based upon the Date of Original Issuance in accordance with rule (a), (b) and (c) above.

            (2) FREE SHARES:

            Free Shares of a Fund outstanding on any date shall be attributed to the Purchaser or Distributor, as the case may be, in the same proportion that the Commission Shares of such Fund outstanding on such date are attributed to it on such date; PROVIDED that if the Program Administrator reasonably determines that the Transfer Agent is able to produce monthly reports which track the Date of Original Issuance for the Free Shares, then the Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

            (3) OMNIBUS SHARES:

            Omnibus Shares of a Fund outstanding on any date shall be attributed to the Purchaser or Distributor, as the case may be, in the same proportion that the Commission Shares of such Fund outstanding on such date are attributed to it on such date; PROVIDED that if the Program Administrator reasonably determines that the Transfer Agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CONTINGENT DEFERRED SALES CHARGES ("CDSCS")

            (1) CDSCS RELATED TO THE REDEMPTION OF COMMISSION SHARES:

            CDSCs in respect of the redemption of Commission Shares shall be allocated to the Purchaser or Distributor depending upon whether the related redeemed Commission Share is attributable to the Purchaser or Distributor, as the case may be, in accordance with Part I above.

            (2) CDSCS RELATED TO THE REDEMPTION OF OMNIBUS SHARES:

            CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Purchaser or Distributor shall be attributed to the Purchaser or Distributor, as the case may be, in the same proportion that the CDSCs Related to the Redemption of Commission Shares are attributed to it on such date; PROVIDED that if the Program Administrator reasonably determines that the Transfer Agent is able to produce monthly reports which track the Date of Original Issuance for the redeemed Omnibus Shares, then the CDSCs Related to the Redemption of Omnibus Shares shall be allocated pursuant to clause 1 above.

PART III: ALLOCATION OF ASSET BASED SALES CHARGES

            Assuming that the Asset Based Sales Charge remains constant over time and among Funds so that Part VI hereof does not become operative:

            (1) The portion of the aggregate Asset Based Sales Charges accrued in respect of all Shares of all Funds during any calendar month allocable to the Purchaser or Distributor is determined by multiplying the total of such Asset Based Sales Charges by the following fraction:

                                (A + C)/2
                                ---------
                                (B + D)/2

where:

A = The aggregate Net Asset Value of all Shares of all Funds attributed to the Purchaser or the Distributor, as the case may be, and outstanding at the beginning of such calendar month

B = The aggregate Net Asset Value of all Shares of all Funds at the beginning of such calendar month

C = The aggregate Net Asset Value of all Shares of all Funds attributed to the Purchaser or the Distributor, as the case may be, and outstanding at the end of such calendar month

D = The aggregate Net Asset Value of all Shares of all Funds at the end of such calendar month

            (2) If the Program Administrator reasonably determines that the Transfer Agent is able to produce automated monthly reports which allocate the average Net Asset Value of the Commission Shares (or all Shares if available) of all Funds among the Purchaser and Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Asset Based Sales Charges accrued in respect of all such Shares of all Funds during a particular calendar month will be allocated to the Purchaser or the Distributor by multiplying the total of such Asset Based Sales Charges by the following fraction:

                                    (A)/(B)

where:

A = Average Net Asset Value of all such Shares of all Funds for such calendar month attributed to the Purchaser or the Distributor, as the case may be

B = Total average Net Asset Value of all such Shares of all Funds for such calendar month

PART IV: ALLOCATION OF OTHER AMOUNTS (IF ANY)

            The allocation of amounts such as expense and indemnity payments shall be accomplished in the following manner:

            1. The Program Administrator will determine whether any such amounts are intended to (i) be distributed in a manner similar to Program Collections ("RECEIVABLE REIMBURSEMENT PAYMENT"), or (ii) reimburse a particular Person for specific losses, cost, damages or other expenses other than losses for which a Receivable Reimbursement Payment is being made ("EXPENSE PAYMENTS").

            2. Receivable Reimbursement Payments shall be allocated as nearly as possible in the same manner as the Collections in respect of the Shares to which they related would be allocated as provided in Parts I through III of this
Schedule II; PROVIDED, THAT, if any such payment by a particular payor is not sufficient to replace the full amount required to be replaced by such payment, such payment shall be allocated to each person to which the amount replaced would have been allocated as nearly as practicable in the proportion that the full amount of indemnification required to be made to such indemnitee from such payor bears to the total amount of indemnification required to be made to all such indemnitees from such payor.

PART V: ADJUSTMENT OF THE PURCHASER'S PORTION AND THE DISTRIBUTOR'S PORTION

            The Parties to the Program Documents recognize that, if the terms of any Distributor's Contract, any Distribution Plan, any Prospectus, the Conduct Rules or any other Applicable Law change, which change disproportionately reduces, in a manner inconsistent with the intent of the Program Documents, the amount of the Purchaser's Portion or the Distributor's Portion that would have been payable on any Monthly Settlement Date had no such change occurred, the definitions of the Purchaser's Portion and/or the Distributor's Portion in respect of the Shares relating to such Fund shall be adjusted by agreement among the Purchaser, the Distributor, the Program Administrator and the Funding and Collection Agent; PROVIDED, HOWEVER, if the Purchaser, the Distributor, the Program Administrator and the Funding and Collection Agent cannot agree within thirty (30) days after the date of any such change in Applicable Laws or in any Distributor's Contract, Distribution Plan, Prospectus or the Conduct Rules, the Parties shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on the Parties hereto. The Funding and Collection Agent shall be notified promptly in writing by the Program Administrator of any adjustment in the Purchaser's Portion or the Distributor's Portion or of any arbitration award pursuant to this Part V.

                                                      Exhibit A to
                                                      Schedule II
                                                      to the
                                                      Pioneer Program
                                                      Master Agreement




                                 SELLING AGENTS


Merrill Lynch

                                                                 Schedule III To
                                                                 Pioneer Program
                                                                Master Agreement



                     CONTINGENT DEFERRED SALES CHARGE SCHEDULE

    Years from
Fund share Purchase    CDSC Rate(1)       CDSC Rate(2)         CDSC Rate(3)
-------------------    ------------       ------------         ------------

        0-1                 2%                 3%                   4%

        1-2                 2%                 3%                   4%

        2-3                 1%                 2%                   3%

        3-4                 0%                 1%                   3%

        4-5                 0%                 0%                   2%

        5+                  0%                 0%                   1%












--------------------
(1)   CDSC Rate applicable to the Pioneer Short-Term Income Trust.
(2)   CDSC Rate applicable to the Pioneer Intermediate Tax Free Fund.
(3)   CDSC Rate applicable for all other Funds.



                                     III-1

                                                                   Schedule X To
                                                                 Pioneer Program
                                                                Master Agreement


                                 PIONEER PROGRAM
                       RULES OF CONSTRUCTION; DEFINITIONS

            Section 1.01 RULES OF CONSTRUCTION. For all purposes of the Master Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            Singular words shall connote the plural as well as the singular, and vice versa (except as indicated), as may be appropriate.

            Unless otherwise indicated, references within any document to appendices, articles, schedules, sections, paragraphs, clauses, annexes or exhibits are references to appendices, articles, schedules, sections, paragraphs, clauses, annexes or exhibits in or to such document.

            The words "herein," "hereof" and "hereunder" and other words of similar import used in any document refer to such document as a whole and not to any particular appendix, article, schedule, section, paragraph, clause, exhibit or other subdivision.

            The headings, subheadings and table of contents are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

            References to any Person shall include such Person, its permitted successors and assigns.

            Except as otherwise expressly provided, reference to any agreement means such agreement, together with all schedules, exhibits, annexes or other appendices thereto, as amended, modified or supplemented from time to time in accordance with the applicable provisions thereof and the Master Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement.

            Except as otherwise expressly provided, any reference to any statute, law or regulation shall be deemed to be a reference to such statute, law, rule or regulation as from time to time in effect, and any successor statutory or regulatory provision.

            References to "including" shall mean including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

            Each of the parties to the Master Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement and its counsel have reviewed and revised, or requested revisions to, such documents, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of such documents.

            Section 1.02 DEFINITIONS. The following terms shall have the following meanings:

            "ACTUAL KNOWLEDGE" means, (i) as it applies to any natural Person, actual knowledge of such Person, (ii) as it applies to any Person which is a corporate entity or business trust, actual knowledge of a Responsible Officer of such Person, and (iii) as it applies to any Person which is a trust entity, actual knowledge of such trustee determined with reference to all applicable provisions of this definition.

            "ADDITION EFFECTIVE DATE" shall have the meaning assigned to such term in Section 8.17 of the Master Agreement.

            "ADDITIONAL ELIGIBLE FUND ADDENDUM" means the addendum substantially in the form of Exhibit I to the Master Agreement executed by the Distributor, the Advisor, the Parent, the Purchaser and the Program Administrator.

            "ADVERSE CLAIM" means any Lien of any Person (other than (i) any such right or claim of the Purchaser or the Program Administrator created by or pursuant to this Agreement or any other Program Document, and (ii) any Lien created by the Purchaser).

            "ADVERSE EFFECT" means (i) any occurrence of, or any increase in, any Adverse Claim on the Purchased Portfolio Assets, (ii) any occurrence of, or any increase in, any material claims, damages, losses, liabilities, expenses, obligations, penalties or disbursements of any kind or nature of the Purchaser or the Program Administrator arising out of the transactions contemplated by the Program Documents, (iii) any adverse effect upon the status of any transfer of any Purchased Portfolio Assets by the Distributor under the Program Documents as a True Sale, (iv) any material adverse effect upon the Parent's, the Distributor's, the Advisor's, any Transfer Agent's or any Company's ability to pay or perform its respective obligations under any Program Document in a timely manner, (v) any adverse effect on the status of the Purchased Portfolio Assets as Eligible Portfolio Assets or on the status of any Fund as an Eligible Fund,
(vi) any adverse effect on the amount or timely receipt by the Collection Agent of any Program Collections in accordance with the terms of any Irrevocable Payment Instruction or any other Program Document, (vii) any adverse effect on the Purchaser's right, title or interest in the Purchased Portfolio Assets, the Program Collections in respect thereof, the Program Collection Account or the Ancillary Rights in respect of the Purchased Portfolio Assets, (viii) any material adverse effect on any of the other rights of the Purchaser or the Program Administrator under the Program Documents, or (ix) any material adverse effect on the remedies of the Purchaser or the Program Administrator under any Program Document.

            "ADVISOR" shall have the meaning assigned to such term in the preamble to the Master Agreement.

            "ADVISORY AGREEMENT" means with respect to any Fund, the agreement between the Advisor and the related Company in respect of such Fund and any replacement agreement as may be adopted in the future, pursuant to which the Advisor provides investment advisory services to such Fund.

            "AFFILIATE" of a referenced Person means (a) another Person controlling, controlled by or under common control with such referenced Person, or (b) any other Person beneficially owning or controlling twenty-five percent (25%) or more of the outstanding voting securities or rights of or the interest in the capital, distributions or profits of the referenced Person, PROVIDED, HOWEVER, that the term "Affiliate" shall not include any Fund, any Company, or any similar investment company for which the Parent and/or its Affiliates provide the type of services contemplated by the Distributor's Contracts and the Advisory Agreements. The terms "control," "controlling," "controlled" and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or understanding, or otherwise.

            "ALLOCATION NOTICE" means a written notice from the Program Administrator to the Collection Agent (with a copy to each of the other parties to the Program Collection Agency Agreement) stating funds are to be allocated in accordance with the Allocation Procedures and disbursed in accordance with
Section 5.03(a) of the Program Collection Agency Agreement on a more frequent basis, which notice shall specify the frequency of such allocation.

            "ALLOCATION PROCEDURES" means the program allocation procedures set forth in Schedule II to the Master Agreement.

            "AMORTIZED MAXIMUM AGGREGATE SALES CHARGE ALLOWABLE" means with respect to the Portfolio Assets relating to any Fund as of any date of determination, (i) an amount equal to the Maximum Aggregate Sales Charge Allowable payable in respect of such Portfolio Assets, minus (ii) the aggregate amounts paid by the applicable Company and the holders of its Shares relating thereto.

            "ANCILLARY RIGHTS" means all of the Distributor's rights, remedies, title and interests in, to and under (i) the Program Documents (to the extent of representations, warranties, covenants, indemnities, security interests and other rights and remedies thereunder), including the right to receive payments pursuant thereto, (ii) all UCC financing statements covering any of the foregoing, (iii) all proceeds thereof, and (iv) all other rights the Distributor may have in respect of the foregoing under Applicable Law, in each case as they relate to the Purchased Portfolio Assets.

            "APPLICABLE LAW" means all applicable laws and treaties, judgments, decrees, injunctions, writs and orders of any court, tribunal, arbitrator or governmental agency or authority or regulatory body and rules, regulations, orders, licenses and permits of any governmental body, instrumentality, agency or authority or regulatory body.

            "ASSET BASED SALES CHARGES" means fees for distribution services (but not Shareholder Servicing Fees) payable by a Fund, or a Company with respect to a Fund, pursuant to the Distribution Plan and Distributor's Contract in consideration of the distribution of its Shares.

            "ASSIGNED PORTION" shall have the meaning assigned to such term in
Section 9.06 of the Program Collection Agency Agreement.

            "AUTHORITY" means any governmental or self-regulatory authority (including the NASD, the stock exchanges and the SEC), whether executive, legislative, judicial, regulatory, administrative or other, or any combination thereof, including any federal, state, territorial, county, municipal or other government or governmental or self-regulatory agency, arbitrator, board, body, branch, bureau, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other entity of any of the foregoing, whether domestic or foreign.

            "AUTHORIZED REPRESENTATIVE" shall have the meaning assigned to such term in Section 4.03(d) of the Program Collection Agency Agreement.

            "AUTHORIZED REPRESENTATIVE CERTIFICATE" shall have the meaning assigned to such term in Section 4.03(d) of the Program Collection Agency Agreement.

            "BANKRUPTCY CODE" means Title 11 of the United States Code, Sections 101, ET SEQ., and the rules and regulations promulgated thereunder, as amended from time to time.

            "BASE RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

            (a) the Prime Rate; and

            (b) 1/2 of one percent (0.50%) per annum above the Federal Funds
      Rate.

            "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York City and in Boston, Massachusetts.

            "CALCULATION DATE" means the last day of each calendar month.

            "CASH EQUIVALENTS" shall have the meanings assigned to such term in
Section 4.04 of the Program Collection Agency Agreement.

            "CAUSE" shall have the meaning assigned to such term in Section 5.01 of Program Servicer Agent Agreement.

            "CDSC SUB-ACCOUNTS" shall have the meaning assigned to such term in
Section 4.05(a) of the Program Collection Agency Agreement.

            "CLOSING DATE" means the date on which the parties hereto or their representatives meet and confirm that all of the conditions precedent set forth in Section 3.02 of the Master Agreement have been satisfied.

            "CODE" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

            "COLLATERAL AGENT" shall have the meaning assigned to such term in
Section 6.01 of the Program Collection Agency Agreement.

            "COLLECTION AGENT" means Bankers Trust Company, as collection agent under the Program Collection Agency Agreement.

            "COLLECTION AGENT FEE" means the fee payable to the Collection Agent pursuant to Section 7.02 of the Program Collection Agency Agreement.

            "COMMISSION SHARE" means, in respect of any Fund, each Share of such Fund which is issued under circumstances which would normally give rise to an obligation of the holder of such Share to pay a Contingent Deferred Sales Charge upon redemption of such Share, including any Share of such Fund issued in connection with a Permitted Free Exchange, and any such Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a Permitted Free Exchange) or conversion even though the obligation to pay the Contingent Deferred Sales Charge shall have expired or conditions for waivers thereof shall exist.

            "COMPANY" means each investment company registered with the SEC under the Investment Company Act specified on Schedule I to the Master Agreement, as the same may be supplemented pursuant to Section 8.17.

            "COMPLETE TERMINATION" shall in respect of the Distribution Plan in respect of any Fund have the meaning assigned to such term in such Distribution Plan in effect on the date of the Master Agreement..

            "CONDUCT RULES" means the Conduct Rules of the NASD, and the rules, regulations and interpretations (including examples and explanations) of the NASD in respect thereto, as the same may from time to time be amended, supplemented or modified.

            "CONFIDENTIAL INFORMATION" shall have the meaning assigned to such term in Section 8.10 of the Master Agreement.

            "CONSEQUENTIAL DAMAGES" means speculative or indirect damages, such as loss of future profits, not within the contemplation of the Parties.

            "CONTINGENT DEFERRED SALES CHARGE" means the contingent deferred sales charges, or other similar charges howsoever denominated, payable, either directly or by withholding from the proceeds of the redemption of the Shares of such Fund, by the shareholders of such Fund on any redemption of Shares relating to such Fund in accordance with the Distributor's Contract and the Prospectus relating to such Fund.

            "CONTROL" shall have the meaning assigned in Section 2(a)(9) of the Investment Company Act.

            "CONVERSION FEATURE" means with respect to any Share of any Fund, a mandatory or elective provision which permits or requires such Share to be converted into a share of a different class.

            "CORPORATE TRUST OFFICE" means the principal office of Bankers Trust Company at which, at any particular time, its corporate trust business shall be administered, which office at the date of the execution of the Master Agreement and the Program Collection Agency Agreement is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group-Structured Finance or at any other time at such other address as Bankers Trust Company may designate from time to time.

            "CUSTODIAN" means any Person in its capacity as custodian for the Funds.

            "DATA PROCESSING SERVICE PROVIDER" means First Data Corporation.

            "DATE OF ORIGINAL ISSUANCE" shall have the meaning assigned to such term in the Allocation Procedures.

            "DEBT" of any Person means, on any date: (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property, (iv) all lease obligations of such Person which have been or should be included in total liabilities in accordance with GAAP, (v) all indebtedness secured by a Lien on any asset of such Person, whether or not such Person has assumed or is otherwise liable for such indebtedness, (vi) all Debt of others guaranteed in any manner, directly or indirectly, by such Person (or in effect guaranteed indirectly by such Person through an agreement intended to have the effect of enabling an obligor other than such Person to satisfy Debt or to assure the holder of Debt of such obligor against loss, whether through an obligation of such Person to purchase property or services or to maintain such obligor's financial condition or otherwise), (vii) all reimbursement obligations of such Person in respect of letters of credit, foreign currency sale agreements and bankers' acceptances, except such as are obtained by such Person to secure performance of obligations (other than for borrowed money or similar obligations) incurred in the ordinary course of such Person's business that are not overdue or in default beyond the expiration of any applicable grace or cure period and (viii) all obligations (net of any entitlements, whether contractual or otherwise) of such Person under interest rate protection agreements (including interest rate swaps, caps, floors, collars and similar agreements) and other market protection agreements.

            "DEPOSITED COLLECTION FUNDS" means all funds at any time and from time to time on deposit in or otherwise to the credit of the Program Collection Account, including Cash Equivalents.

            "DISTRIBUTION PLAN" means with respect to any Fund, the distribution plan of the related Company, in respect thereto, relating to the Shares of such Fund, and provided no Complete Termination has occurred, any successor or replacement distribution plan.

            "DISTRIBUTOR" shall have the meaning assigned to such term in the preamble to the Master Agreement.

            "DISTRIBUTOR CDSC SUB-ACCOUNT" shall have the meaning assigned to such term in Section 4.05(a) of the Program Collection Agency Agreement.

            "DISTRIBUTOR'S ASSET BASED SALES CHARGE PORTION" means the portion of the Portfolio Assets relating to all Funds constituting Asset Based Sales Charges allocable to the Distributor pursuant to the Allocation Procedures.

            "DISTRIBUTOR'S CDSC PORTION" means the portion of the Portfolio Assets relating to all Funds constituting Contingent Deferred Sales Charges allocable to the Distributor pursuant to the Allocation Procedures.

            "DISTRIBUTOR'S CONTRACT" means, with respect to any Fund, the underwriting agreement between the Distributor and the applicable Company of such Fund and any replacement agreement as may be adopted in the future, pursuant to which the Distributor has been appointed as the agent of such Company to sell and distribute the Shares of such Fund.

            "DISTRIBUTOR'S INVESTMENT EARNINGS" shall have the meaning assigned to such term in Section 4.03(c) of the Program Collection Agency Agreement.

            "DISTRIBUTOR'S PORTION" means, on any date, the sum of (i) Distributor's CDSC Portion, (ii) Distributor's Asset Based Sales Charge Portion and (iii) the Distributor's Investment Earnings.

            "DISTRIBUTOR'S REMITTANCE ACCOUNT" shall mean the account of the Distributor maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109, ABA No.: 011-000-028, Acct. No.: 5462-9399 Ref. "Attention: Ms. Denise Turner," or such other account as the Distributor shall designate in writing to the Program Administrator and the Collection Agent.

            "DOLLARS" and "$" mean lawful money of the United States of America.

            "ELIGIBLE FUND" means any Company or separate series of any Company:

               (i) which shall have caused to be approved in compliance with all Applicable Law, and shall have in full force and effect, a distribution plan and distributor's contract substantially in the form of Exhibits D and E to the Master Agreement;

              (ii) with respect to which the Distributor shall act as a principal underwriter , and the Advisor shall act as investment adviser (the foregoing not limiting the Advisor's ability to appoint sub-advisors);

             (iii) with respect to which the Distributor shall be entitled to receive Asset Based Sales Charges and Contingent Deferred Sales Charges on terms and conditions comparable to those applicable to other Funds on the Closing Date;

              (iv) with respect to which there shall be in full force and effect an Irrevocable Payment Instruction, in the form of Exhibit F to the Master Agreement, which has been acknowledged and agreed to by the related Company and the Transfer Agent, on behalf of such Fund as contemplated thereby; and

               (v) in respect of which the Advisor or the Distributor shall have furnished to the Purchaser and the Program Administrator: (A) a true and complete copy of the registration statement on Form N1-A for such series (such delivery being deemed to have occurred upon filing of such documents under the SEC's EDGAR system; provided that the Program Administrator has received written notice from the Distributor of such filing); (B) a true and complete copy of the distribution plan in respect of such series; (C) a true and complete copy of the distributor's contract in respect of such series; and (D) to the extent not reflected in the registration statement described in clause (A) above, a statement of the Fundamental Investment Objectives and Policies of such series.

            "ELIGIBLE PORTFOLIO ASSETS" means a Portfolio Asset: (a) which constitutes an "account" or "general intangible," as such terms are defined in the UCC of all jurisdictions the laws of which are applicable for determining whether the interests created by the Program Documents are perfected, and the obligor in respect of which is an Eligible Fund or a shareholder of an Eligible Fund resident or organized in the United States but not a governmental entity (PROVIDED that a Portfolio Asset shall not be deemed to fail to meet the foregoing obligor condition solely because a minor portion of the Shareholders of a Fund are not organized in or residents of the United States or are governmental entities); (b) which is denominated and payable in Dollars; (c) which constitutes a legal, valid and binding contractual obligation of the obligor thereof enforceable in accordance with its terms, which is fully vested, not executory and shall not be subject to a dispute, offset, counterclaim, defense or Adverse Claim whatsoever, except as enforceability may be limited by applicable bankruptcy laws and other similar laws affecting the rights and remedies of creditors of the obligor generally and general principles of equity whether considered in a proceeding in equity or law; (d) which does not and the origination of which did not contravene any Applicable Law; (e) which, in respect of Asset Based Sales Charges, requires the payment thereof at the Maximum Aggregate Sales Charge Allowable; (f) which, in respect of Contingent Deferred Sales Charges, the terms of which require the payment thereof at the rate set forth on Schedule III to the Master Agreement and do not permit Free Redemptions except in the specific situations set forth in the applicable registration statement as in effect on the Closing Date (the foregoing not being intended to limit the Distributor's right to amend the Contingent Deferred Sales Charges or the terms thereof with respect to Contingent Deferred Sales Changes not sold to the Purchaser); and (g) with respect to which the related Share does not have a Conversion Feature other than a Permitted Conversion Feature, and (h) with respect to which the related Shares do not have a Redemption Feature other than a Permitted Redemption Feature.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA AFFILIATE" means, with respect to any Sponsor Entity, any corporation or trade or business that is a member of any group of organizations
(i) described in Section 414(b) or (c) of the Code of which a Person is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or
(o) of the Code of which such Person is a member.

            "EVENT OF TERMINATION" means:

            (a) the Parent, the Distributor (as Distributor or as Program Servicer Agent), the Advisor, any Transfer Agent or any Company or Fund shall fail to make or cause to be made in the manner and when due any payment or deposit to be made or to be caused to be made by it under this Agreement or any of the other to which it is a party and such failure shall continue for three (3) Business Days; or

            (b) the Parent, the Distributor (as Distributor or as Program Servicer Agent), the Advisor, any Transfer Agent or any Selling Agent, or any Company shall fail to perform or observe any covenant or agreement on its part to be performed or observed under any Program Document (other than those described in clause (a) of this definition); or

            (c) (i) any representation or warranty made or deemed made by the Parent, the Distributor (as Distributor or as Program Servicer Agent) or the

      Advisor (or any of their respective officers) under or in connection with any Program Document shall have been incorrect when made or deemed made, or (ii) any Investor Report or any other statement, certificate or report delivered by or on behalf of the Parent, the Distributor or the Advisor in connection with this Agreement or any other Program Document, shall have been incorrect or misleading when delivered; or

            (d) the Purchaser shall fail to acquire in a True Sale, or shall cease to have, a 100% undivided ownership interest in any Purchased Portfolio Asset, free and clear of any Adverse Claim; or

            (e) (i) the Advisor, the Distributor, the Parent, any Transfer Agent which is a Sponsor Entity, any Company, any Fund or any Significant Affiliate of any thereof shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors or, in the case of the Distributor, the Distributor shall otherwise become "insolvent" within the meaning of SIPA; or (ii) any proceeding shall be instituted by or against the Advisor, the Distributor, the Parent, any Transfer Agent which is a Sponsor Entity, any Company, any Fund or any Significant Affiliate of any thereof seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in any proceeding described in (ii) above (including an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or (iii) the Advisor, the Distributor, the Parent, any Transfer Agent which is a Sponsor Entity, any Company, any Fund or any Significant Affiliate of any thereof shall take any action to authorize any of the actions set forth above in this clause (e); or

            (f) there shall have occurred any material adverse change (except as disclosed in the Parent's 10-Q for the fiscal quarter ended June 30, 1998) in (i) the financial condition or results of operations of the Parent and its consolidated subsidiaries taken as a whole since the Reference Date; or (ii) the Parent, the Distributor, any Advisor, any Transfer Agent or any other Significant Affiliate of any thereof shall fail to make payments when due in respect of Debt aggregating in excess of $1,000,000, provided that the determination of defaults on such Debt is not being diligently contested in good faith through appropriate proceedings; or

            (g) any Distribution Plan, Distributor's Contract, Prospectus, or the Contingent Deferred Sales Charge arrangements applicable to holders of Shares of any fund or the terms of any Conversion Feature or Redemption Feature in respect of any Share of any Fund, each as in effect on the date of this Agreement, shall be amended, waived, supplemented or modified (including any modification in the amount of the Asset Based Sales charge or Contingent Deferred Sales charge payable whether or not such modification is permitted by the terms thereof), in any manner or by any means (including a change in Applicable Law), which could reasonably be expected to have an Adverse Effect, unless waived by the Program Administrator; or

            (h) the Securities Investor Protection Corporation, established under SIPA, shall have applied for a protective decree against the Distributor; or

            (i) the Distributor shall have failed to meet the minimum capital requirements prescribed from time to time by Rule 15c3-1 under the Exchange Act and such failure continues uncured for 10 days after the Distributor obtains knowledge thereof; or

            (j) the SEC shall have modified or terminated Rule 12b-1 of the Investment Company Act or the NASD shall have modified or terminated the Conduct Rules, in each case in a manner which could reasonably be expected to give rise to an Adverse Effect; or

            (k) the Distributor shall cease to be registered as a broker/dealer under the Exchange Act and with the NASD or the NASD suspends the Distributor's membership or registration; or

            (l) any Company or any Transfer Agent shall, without the written consent of the Program Administrator, fail to withhold from redemption proceeds paid to any holder of a Share any Contingent Deferred Sales Charges required to be withheld and remit such funds to the Program Collection Account in accordance with the Irrevocable Payment Instruction, or shall be prevented by any Authority or by any Applicable Law from doing so or any Company or any Transfer Agent shall so assert in writing; or

            (m) any Fund or Company shall be required by any Authority or any Applicable Law to cease or suspend or shall voluntarily cease or suspend, the sale of Shares of any Fund under circumstances that could reasonably be expected to result in an Adverse Effect; PROVIDED, HOWEVER, that the voluntary cessation or suspension of the issuance of Shares by a Fund solely as a result of rapid growth or excessive size does not constitute such a circumstance; or

            (n) any Company in respect of itself or any Fund shall propose or effect a merger or other combination with another Person (other than a Permitted Merger) or Liquidation Plan if, in the reasonable judgment of the Program Administrator, the amount of the potential unrealized Program Collections from such Fund is material; or

            (o) as of any Calculation Date the NAV Decline Ratio (adjusted for stock splits, capital gains and annual and quarterly income distributions) from the end of the immediately preceding calendar month shall be twenty-five percent (25%) or more; or

            (p) the Advisor, or another Affiliate of the Parent which shall have made each of the representations of the Advisor in, and shall have agreed to be bound by each of the obligations of the Advisor under, the Program Documents to which the Advisor is a party, shall cease to act as the investment advisor of any Fund under the applicable Advisory Agreement; or

            (q) aggregate Free Redemptions result in the occurrence of the Redemption Threshold Date; or

            (r) there shall occur, or any Person (including any trustee in bankruptcy of any Person) shall assert, any dispute, offset, counterclaim, defense or Adverse Claim whatsoever in respect of all or any portion of the Purchased Portfolio Assets; PROVIDED, HOWEVER, that, if it is clear under the circumstances that the assertion of any such dispute, offset, counterclaim, defense, or Adverse Claim is without merit, such assertion shall not in and of itself constitute an Event of Termination; PROVIDED, FURTHER that until the Program Administrator shall have reasonably determined that such assertion is without merit, the assertion shall be deemed an event which with the passage of time or notice or both would constitute an Event of Termination; or

            (s) any Fund shall cease to be an Eligible Fund under circumstances that could reasonably be expected to result in an Adverse Effect.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder.

            "EXCHANGE SHARE" means, in respect of any Fund, Shares of such Fund that were issued in a Permitted Free Exchange of Shares of any other Fund.

            "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the two Business Days closest to such Business Day on which such rate is so published; PROVIDED that, if such publication is terminated or suspended by the Federal Reserve Bank of New York, the Program Administrator shall specify a commercially reasonable alternate source for determining such rate.

            "FEDWIRE" means the Fedwire funds transfer system maintained by the Federal Reserve Banks.

            "FREE REDEMPTIONS" means a redemption of Shares of any Fund (other than Reinvested Shares of such Fund) by a shareholder of such Fund under any arrangement which relieves or defers, in whole or in part, such shareholder's obligation to pay the maximum Contingent Deferred Sales Charge which would have been payable in the absence of such arrangement by any other shareholder of such Fund redeeming a Share of such Fund that had been held by such other shareholder for the same period the Shares of such Fund had been held by the shareholder in question, including (i) arrangements pursuant to which certain Persons are entitled to acquire Shares of such Fund under circumstances in which no Contingent Deferred Sales Charges will be payable by them, and (ii) arrangements pursuant to which Contingent Deferred Sales Charges are deferred in connection with the redemption of Shares of such Fund because the redeeming shareholder is reinvesting all or a portion of the proceeds of such redemption in shares of another fund; PROVIDED, HOWEVER, that the term "Free Redemptions" shall not include any Permitted Free Exchanges.

            "FREE SHARE" means, in respect of any Fund, each Share of such Fund other than a Commission Share.

            "FUND" means each separate series of a Company specified on Schedule I to the Master Agreement, as the same may be supplemented pursuant to Section
8.17 of the Master Agreement.

            "FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES" means, with respect to any Fund, the investment restrictions and, if applicable, the investment objectives and policies which may not be amended without the approval of the Fund's shareholders.

            "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

            "GOVERNMENTAL AUTHORIZATIONS" means all franchises, permits, licenses, approvals, consents and other authorizations of any kind of all Authorities.

            "GOVERNMENTAL FILINGS" means all filings, including franchise and similar tax filings, and the payment of all fees, assessments, interests and penalties associated with such filings with all Authorities.

            "IMMEDIATE PARENT" shall have the meaning assigned to such term in
Section 5.02(h) of the Master Agreement.

            "INCEPTION DATE" means, with respect to any Fund, the first date upon which Shares of such Fund were issued in a transaction taken into account in computing the Purchase Price paid on the Purchase Date in respect of the Portfolio Assets of such Fund.

            "INDEMNIFIED LIABILITIES" shall have the meaning assigned to such term in Section 8.01 of the Program Collection Agency Agreement.

            "INDEMNIFIED PARTY" shall have the meaning assigned to such term in
Section 8.04(b) of the Master Agreement.

            "INITIAL PURCHASE CUT-OFF DATE" means September 30, 1998.

            "INITIAL PURCHASE DATE" means September 30, 1998.

            "INITIAL PURCHASE FUNDING DATE" means the date occurring during the first 10 Business Days of October 1998, as determined by the Purchaser, for the funding of the Initial Purchase Price by the Purchaser of Portfolio Assets arising out of Shares issued on or prior to the Initial Purchase Cut-off Date, PROVIDED, THAT such date will not occur for a minimum of three Business Days following the submission by the Distributor to the Purchaser of all information required to be submitted by Section 5.01(v) of the Master Agreement.

            "INITIAL PURCHASE PRICE" shall have the meaning assigned to such term in Section 2.01 of the Purchase Agreement.

            "INVESTMENT ADVISERS ACT" means the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

            "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

            "INVESTMENT EARNINGS" means as of any Monthly Settlement Date, the interest and income resulting from the investment performance of the Cash Equivalents (taken as a whole), if any, for the most recent calendar month ending prior to the Monthly Settlement Date in question (or, in the case of a Monthly Settlement Date which occurs during the first week of a calendar month, for the second most recent calendar month ending prior to the Monthly Settlement Date in question).

            "INVESTMENT LOSSES" means as of any Monthly Settlement Date, the losses resulting from the investment performance of the Cash Equivalents (taken as a whole), if any, for the most recent calendar month ending prior to the Monthly Settlement Date in question (or, in the case of a Monthly Settlement Date which occurs during the first week of a calendar month, for the second most recent calendar month ending prior to the Monthly Settlement Date in question).

            "INVESTOR" means in respect of any Person, holders of any equity securities or Debt of such Person the proceeds of which were used to purchase interests in the Purchased Portfolio Assets.

            "INVESTOR REPORT" means the report in substantially the form of Exhibit H to the Master Agreement, together with the Data Processing Service Provider reports specified in the Program Servicing Procedures.

            "IRREVOCABLE PAYMENT INSTRUCTION" means the Distributor's irrevocable payment instruction to each Company, the Transfer Agent and Custodian in respect of each Fund, in the form of Exhibit F to the Master Agreement.

            "LIABILITY" shall have the meaning assigned to such term in Section 8.04(b) of the Master Agreement.

            "LIEN" means any claim, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or security interest (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction), or other charge or encumbrance, including the retained security title of a conditional vendor or lessor.

            "LIQUIDATION PLAN" means, in respect of any Fund, a plan of liquidation of such Fund, a plan to dispose of a substantial portion of the assets of such Fund out of the ordinary course of business (except in connection with a Permitted Merger) or any other plan of action with a similar effect.

            "MASTER AGREEMENT" means that certain Pioneer Program Master Agreement, dated as of September 30, 1998, among The Pioneer Group, Inc., Pioneer Funds Distributor, Inc., Pioneering Management Corporation, PLT Finance, L.P., Putnam, Lovell, de Guardiola & Thornton Inc. and Bankers Trust Company, as Collection Agent.

            "MAXIMUM AGGREGATE SALES CHARGE ALLOWABLE" means with respect to any Fund the maximum Asset Based Sales Charge which may be paid by the related Company (taking into account the applicable permitted Conversion Feature) in respect of Shares of such Fund, together with interest thereon at the Maximum Interest Allowable, relating to such Fund, pursuant to the "maximum sales charge rule" set forth in the Conduct Rules, assuming the related Company in respect of such Fund pays a separate Service Fee in respect of Shares of such Fund, unreduced by payments theretofore made in respect thereof by such Company, in respect of Shares of such Fund.

            "MAXIMUM INTEREST ALLOWABLE" means the maximum interest which may be taken into account under Section 2830(d) of the Conduct Rules in computing the Maximum Aggregate Sales Charge Allowable.

            "MONTHLY COLLECTION DETERMINATION DATE" means the twenty ninth
(29th) calendar day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day; PROVIDED, HOWEVER, that if there is no such day in such calendar month, the Monthly

Collection Determination Date shall occur on the first Business Day of the immediately following calendar month.

            "MONTHLY SETTLEMENT DATE" means the Business Day next succeeding each Monthly Collection Determination Date.

            "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in
Section 3(37) or 4001(a)(3) of ERISA to which contributions have been, or were required to have been, made by a Person or any ERISA Affiliate, or under which such Person or any ERISA Affiliate may incur any liability.

            "NASD" means the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. or any successor entity or entities.

            "NAV DECLINE RATIO" in reference to a period from the end of one month (the "REFERENCE DATE") to a later Calculation Date shall be determined by
(i) determining the negative or positive percentage change in the Net Asset Value per Share of each Fund from the Reference Date to the Calculation Date,
(ii) computing the arithmetic sum of the products obtained by multiplying the percentage change obtained in clause (i) for Shares of each Fund by the Net Asset Value of the Shares of such Fund on the Calculation Date, and (iii) if the sum obtained in clause (ii) is negative dividing the sum obtained in clause (ii) by the Net Asset Value of all Shares of all Funds on the Calculation Date and expressing the result as a negative percentage, and if the sum obtained in clause (iii) is positive the NAV Decline Ratio shall be zero.

            "NET ASSET VALUE" means, (i) with respect to any Fund, as of the date any determination thereof is made, the net asset value of such Fund computed in the manner such value is required to be computed by the applicable Company, in respect of such Fund in its reports to its shareholders, and (ii) with respect to any Share of such Fund as of any date, the quotient obtained by dividing the net asset value of such Fund (as computed in accordance with clause
(i) above) as of such date allocated to the Shares of such Fund (in accordance with the constituent documents and the Prospectus for such Fund) by the number of Shares of such Fund outstanding on such date.

            "OTHER TAXES" shall have the meaning assigned to such term in
Section 8.05 of the Master Agreement.

            "PARENT" shall have the meaning assigned to such term in the preamble to the Master Agreement.

            "PARTY" means, with respect to any agreement or document, each Person who becomes a party to such document as a signatory thereto or to a supplement to such document or as a permitted successor or assign of any such Person.

            "PERMITTED BANK" shall have the meaning assigned to such term in
Section 4.04(a)(iv) of the Program Collection Agency Agreement.

            "PERMITTED CONVERSION FEATURE" means with respect to any Share of any Fund, a Conversion Feature in respect of such Fund which, by its terms, may not become effective: (i) in respect of any Commission Share of such Fund with a Date of Original Issuance prior to October 1, 1998, prior to the first day of the calendar quarter in which the 96 month anniversary of the Date of Original Issuance for such Commission Share occurs, (ii) in respect of any Commission Share of such Fund with a Date of Original Issuance on or after October 1, 1998, prior to the first day of the calendar month in which the 96 month anniversary of the Date of Original Issuance for such Commission Share occurs, and (iii) in respect of any Free Shares of such Fund, prior to the date the Commission Share of such Fund in respect of which such Free Share was issued, is converted pursuant to a Conversion Feature meeting the requirement of clause (i) of this definition; PROVIDED, HOWEVER that (a) in the case of the Pioneer Intermediate Tax Free Fund, so long as such Fund has a six (6) year Contingent Deferred Sales Charge schedule, the number "96" in each of (i) and (ii) above shall be replaced with the number "72", and (b) in the case of the Pioneer Short-Term Income Trust, so long as such Fund has a five (5) year Contingent Deferred Sales Charge schedule, the number "96" in each of (i) and (ii) above shall be replaced with the number "60".

            "PERMITTED DESIGNEE" means, (a) the Program Administrator and the Purchaser, and (b) any officer, partner, employee, agent, representative, legal counsel, auditors or trustee designated by the Purchaser or the Program Administrator, as the case may be.

            "PERMITTED ENTITY" shall have the meaning assigned to such term in
Section 5.02 of the Program Servicer Agent Agreement.

            "PERMITTED FREE EXCHANGE" means any exchange of Shares of one Fund (the "REDEEMING FUND") for Exchange Shares of another Fund (the "ISSUING FUND"), where, pursuant to the applicable constituent documents of the Issuing Fund: (i) the Exchange Shares of the Issuing Fund are obligated to bear an Asset Based Sales Charge at the same rate as the exchanged shares of the Redeeming Fund;
(ii) Exchange Shares of the Issuing Fund are deemed for all purposes (including the computation of the amount of, and timing of payment of the related Contingent Deferred Sales Charge) to have been acquired at the time when the exchanged Shares of the Redeeming Fund were acquired (or deemed to have been acquired) by the holder thereof; (iii) the exchanging shareholder becomes obligated to pay to the Issuing Fund the same Contingent Deferred Sales Charge in respect of the Exchange Shares of the Issuing Fund and on the same terms as such holder was obligated to pay to the Redeeming Fund in respect of the Shares of the Redeeming Fund so exchanged; (iv) the date upon which such Exchange Shares of the Issuing Fund received in the Exchange are converted pursuant to the Permitted Conversion Feature is the same as the date the exchanged Shares of the Redeeming Fund were to be converted pursuant to the Permitted Conversion Feature of the exchanged Shares; (v) the Maximum Aggregate Sales Charge Allowable in respect of the Issuing Fund pursuant to the Distributor's Contract, the Distribution Plan and the Prospectus of the Issuing Fund is increased on the effective date of the exchange by 6.25% (or the percentage equivalent to the then Maximum Aggregate Sales Charge Allowable in respect of the Exchange Shares expressed as a percentage of the original issuance price thereof) of the Net Asset Value on such exchange date of the Shares of the Redeeming Fund being so exchanged; PROVIDED, that the amount of such increase shall not exceed the Amortized Maximum Aggregate Sales Charge Allowable of the

Redeeming Fund immediately prior to the exchange; (vi) the Amortized Maximum Aggregate Sales Charge Allowable in respect of the Redeeming Fund is reduced by the same amount as the Maximum Aggregate Sales Charge Allowable in respect of such Issuing Fund is increased; and (vii) both the redemption of the Shares of the Redeeming Fund so exchanged and the issuance of the Shares of the Issuing Fund are effected at the Net Asset Value of such Shares at the date of the exchange without any reduction for fees or expenses attributable to such exchange (it being understood that the foregoing does not prohibit a requirement that the exchanging shareholder pay a separate fee in connection with such an exchange).

            "PERMITTED MERGER" means a merger or consolidation of two or more Funds or the sale of all or substantially all of the assets of the Fund to another Fund: (i) pursuant to which all of the assets of the participating Funds are transferred to the surviving Fund, (ii) pursuant to which the surviving Fund assumes all obligations of the participating Funds, including the obligations in respect of the Portfolio Assets, (iii) which is carried out in a manner so that the Distribution Plan of the participating Funds is continued as part of the Distribution Plan of the surviving Fund without affecting the rights of the Distributor in respect of the Portfolio Assets relating to the participating Funds, and (iv) does not otherwise give rise to a reasonable possibility of an Adverse Effect.

            "PERMITTED REDEMPTION FEATURE" means with respect to any Share of any Fund, a Redemption Feature which, by its terms, requires that Shares owned of record for any Shareholder's account be redeemed in the following order:
FIRST, Free Shares owned of record for such Shareholder account to the extent thereof (it being understood that under no circumstance shall the redemption of a Free Share include the appreciation on Commission Shares above the original Net Asset Value of such Commission Shares at the Date of Original Issuance thereof); and SECOND, each Commission Share owned of record for such Shareholder account in the same order as the lowest contingent deferred sales charge percentage thereof occurred (it being understood that the redemption of each individual Commission Share will include all the appreciation on such Commission Share above the original Net Asset Value of such Commission Share at the Date of Original Issuance thereof).

            "PERSON" means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity whether acting in an individual, fiduciary or other capacity.

            "PLACEMENT" means any transaction pursuant to which the Purchaser (including, without limitation, any Placement Trust which obtains such interest directly or indirectly from the Purchaser) sells or otherwise transfers, participates or causes to be sold, transferred or participated interests in the Purchased Portfolio Assets relating to any Fund (including the right to receive any portion of any Program Collections) to any Person, including a Placement Trust which publicly or privately sells debt instruments and/or certificates or other instruments representing ownership interests in such Placement Trust or interest in any Purchased Portfolio Assets relating to any Fund.

            "PLACEMENT AGENT" means Putnam, Lovell, de Guardiola & Thornton Inc., as placement agent for any Placement.

            "PLACEMENT TRUST" means any trust or other special purpose entity to which any interest in any of the Purchased Portfolio Assets relating to any Fund or the right to receive any Program Collections with respect thereto has been transferred in connection with a Placement.

            "PLAN" means an employee benefit or other plan as defined in Section 3(3) of ERISA established or maintained by a Person or any ERISA Affiliate during the five-year period ended immediately prior to the Purchase Date or to which such Person or any ERISA Affiliate makes, is obligated to make or has, within the five-year period ended immediately prior to the Purchase Date, been required to make contributions or under which such Person or any ERISA Affiliate may incur any liability or which covers any employee or former employee of such Person or any ERISA Affiliate other than a Multiemployer Plan.

            "PORTFOLIO ASSETS" means with respect to each Fund, all of the rights under the related Distributor's Contract, the related Distribution Plan and the related Prospectus to receive amounts paid or payable in respect of Asset Based Sales Charges (including interest at the Maximum Interest Allowable) and Contingent Deferred Sales Charges, in each case in respect of the Shares of such Fund and in respect of Shares of any other Fund acquired in any Permitted Free Exchange of Shares of the Fund in question, including any similar amount paid or payable under any replacement distribution plan, distributor's contract or prospectus, and any continuation payments in respect thereof paid or payable by the related Company in respect of the Shares of such Fund in the event of a termination of the related Distribution Plan, Distributor's Contract or Prospectus.

            "POST-DEFAULT RATE" means in respect of any amount not paid when due, a rate per annum during the period commencing on the due date thereof until such amount is paid in full equal to the Base Rate as in effect from time to time.

            "PRIME RATE" means the rate of interest published in The Wall Street Journal in respect of each day (or, if such day is not a Business Day, for the next preceding Business Day) or, if such rate is not so published for any day which is a Business Day, the average of the rates for the two Business Days closest to such Business Day on which such rate is so published; PROVIDED that, if such publication is terminated or suspended by The Wall Street Journal, the Program Administrator shall specify a commercially reasonable alternate source for determining such rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

            "PRIVATE AUTHORIZATIONS" means all franchises, permits, licenses, approvals, consents and other authorizations of all Persons (other than Authorities) including those with respect to trademarks, service marks, trade names, copyrights, computer software programs and technical and other knowhow.

            "PROGRAM" means the program established by the Master Agreement, the Purchase Agreement, the Program Servicer Agent Agreement and the Program Collection Agency Agreement pursuant to which the Purchaser will purchase the Purchased Portfolio Assets.

            "PROGRAM ADMINISTRATOR" shall have the meaning assigned to such term in the preamble to the Master Agreement.

            "PROGRAM COLLECTION ACCOUNT" shall have the meaning assigned to such term in Section 4.01 of the Program Collection Agency Agreement.

            "PROGRAM COLLECTION AGENCY AGREEMENT" means the Pioneer Program Funding and Collection Agency Agreement, dated as of the date of the Master Agreement substantially in the form of Exhibit C to the Master Agreement among the Purchaser, the Program Administrator, the Distributor and the Collection Agent.

            "PROGRAM COLLECTIONS" means (i) all amounts paid or payable in respect of the Portfolio Assets relating to each Fund by the applicable Fund or Company or by each shareholder of such Fund that in either case are allocable to the Purchased Portfolio Assets in accordance with the Allocation Procedures and
(ii) all proceeds of the foregoing.

            "PROGRAM COSTS" means the aggregate Program Servicer Agent fees and expenses, the aggregate Collection Agent fees and expenses and reasonable counsel and accountants fees and expenses, the reasonable fees and expenses of other customary service providers and the amounts due under any interest rate protection agreements in connection with the Program; PROVIDED that amounts due under any interest rate protection agreements shall be allocated to the Purchaser pursuant to Section 4.03(b)(ii) of the Program Collection Agency Agreement.

            "PROGRAM DOCUMENTS" means each Distributor's Contract, each Distribution Plan, each Prospectus, the Master Agreement, the Program Collection Agency Agreement, the Purchase Agreement, each Transfer Agent's Agreement, each Advisory Agreement, each Selling Agent's Agreement, each Irrevocable Payment Instruction and the Program Servicer Agent Agreement, and

all exhibits, schedules and annexes any thereof.

            "PROGRAM SERVICER AGENT" means the Distributor in its capacity as program servicer agent under the Program Servicer Agent Agreement.

            "PROGRAM SERVICER AGENT AGREEMENT" means the Pioneer Program Servicer Agent Agreement dated the date of the Master Agreement substantially in the form of Exhibit B to the Master Agreement, among the Purchaser, the Program Administrator and the Distributor, as Program Servicer Agent.

            "PROGRAM SERVICING PROCEDURES" means the Pioneer Program Servicing Procedures in the form of Exhibit A to the Program Servicer Agent Agreement and as amended from time to time by the Program Servicer Agent with the prior written consent of the Program Administrator.

            "PROSPECTUS" means with respect to any Fund the prospectus filed with the SEC as a part of the related Company's registration statement on Form N-1A, as amended, and shall include the related statement of additional information included in such registration statement.

            "PURCHASE" means the acquisition of Portfolio Assets by the Purchaser pursuant to the Purchase Agreement and the Master Agreement.

            "PURCHASE AGREEMENT" means the Pioneer Program Purchase Agreement dated the date of the Master Agreement substantially in the form of Exhibit A to the Master Agreement, between the Purchaser and the Distributor.

            "PURCHASE CUT-OFF DATE" means, in respect of the initial Purchase Date, the Initial Purchase Cut-Off Date and in respect of each Purchase Date, the date specified as such in the Purchase Notice delivered in respect of such Purchase Date.

            "PURCHASE DATE" means the date of each purchase of Portfolio Assets pursuant to the Purchase Agreement.

            "PURCHASE LIMIT" means at any time, $40,000,000 (or such other amount as shall be agreed to in writing by the Purchaser, the Program Administrator and the Distributor) less the outstanding principal amount of Purchaser Warehouse Funding Debt relating to Purchased Portfolio Assets acquired by the Purchaser from the Distributor on Purchase Dates other than the Initial Purchase Date; PROVIDED, that on and after the Purchase Termination Date, the Purchase Limit shall be deemed to be zero for all purposes.

            "PURCHASE NOTICE" means each notice delivered pursuant to the Purchase Agreement substantially in the form of Exhibit A to the Purchase Agreement.

            "PURCHASE PRICE" means in respect of the initial Purchase, the Initial Purchase Price and with respect to the Portfolio Assets relating to any Fund to be purchased on each subsequent Purchase Date, an amount equal to the product of (A) the Purchase Price Percentage relating to such Fund, and (B) the total issue price of the Shares of such Fund relating to such Portfolio Assets; PROVIDED, HOWEVER, that in the event that the Distributor or any other Sponsor Entity has received any Program Collections in respect of such Portfolio Assets to be purchased hereunder prior to the purchase thereof by the Purchaser, the amount of such Program Collections shall be subtracted from the Purchase Price for such Portfolio Assets.

            "PURCHASE PRICE PERCENTAGE" means, with respect to the Portfolio Assets relating to any Fund, the percentages set forth opposite the name of such Fund under the heading "Purchase Price Percentages" on Schedule I to the Purchase Agreement, determined with reference to the applicable Fund.

            "PURCHASE TERMINATION DATE" means the third anniversary of the date of the Master Agreement, or such later date as shall be agreed to in writing by the Purchaser and the Program Administrator, or such earlier date which is the date of occurrence of an Event of Termination unless the Program Administrator shall waive such Event of Termination in writing.

            "PURCHASED PORTFOLIO ASSETS" means with respect to any Fund, as of any date, the Portfolio Assets allocated to the Purchaser, in accordance with the Purchase Agreement and the Allocation Procedures, together with the Program Collections and Ancillary Rights with respect thereto and all proceeds thereof, which is intended to include all Asset Based Sales Charges and Contingent Deferred Sales Charges payable by or in respect of such Fund arising out of the Shares attributed to the Purchaser.

            "PURCHASER" shall have the meaning assigned to such term in the preamble to the Master Agreement.

            "PURCHASER CDSC SUB-ACCOUNT" shall have the meaning assigned to such term in Section 4.05(a) of the Program Collection Agency Agreement.

            "PURCHASER'S ASSET BASED SALES CHARGE PORTION" means the portion of the Portfolio Assets relating to all Funds constituting Asset Based Sales Charges allocable to the Purchaser pursuant to the Allocation Procedures.

            "PURCHASER'S CDSC PORTION" means the portion of the Portfolio Assets relating to all Funds constituting Contingent Deferred Sales Charges allocable to the Purchaser pursuant to the Allocation Procedures.

            "PURCHASER'S DEPOSITED FUNDS" means funds of the Purchaser on deposit in the Purchaser's Funding Account.

            "PURCHASER'S FUNDING ACCOUNT" shall have the meaning assigned to such term in Section 3.01 of the Program Funding and Collection Agency Agreement.

            "PURCHASER'S INVESTMENT EARNINGS" shall have the meaning assigned to such term in Section 4.03(c) of the Program Collection Agency Agreement.

            "PURCHASER'S PORTION" means, on any date, the sum of (i) Purchaser's CDSC Portion, (ii) Purchaser's Asset Based Sales Charge Portion, (iii) the Purchaser's Investment Earnings, and (iv) all other amounts to which the Purchaser is entitled under the Program Documents which are deposited in the Program Collection Account.

            "PURCHASER'S REMITTANCE ACCOUNT" means the account of the Purchaser maintained by Bankers Trust Company, at Four Albany Street, New York, New York 10006, ABA No.: 021001033, Acct. No.: 01419647 for further credit to 23486, Ref.
"Pioneer" or such other account as the Purchaser shall designate in writing to the Program Administrator and the Collection Agent.

            "PURCHASER WAREHOUSE FUNDING DEBT" means indebtedness incurred by the Purchaser pursuant to the funding arrangements established by the Purchaser for the purpose of funding the Purchase Price paid by it for Purchaser's Purchased Portfolio Assets acquired pursuant to the Program.

            "PURCHASER WAREHOUSE PLEDGE AGREEMENT" shall have the meaning assigned to such term in Section 5.01 of the Program Collection Agency Agreement.

            "REDEMPTION FEATURE" means with respect to any Share of any Fund, the rules applied to determine the order in which Free Shares and Commission Shares owned of record for any Shareholder account are redeemed.

            "REDEMPTION THRESHOLD DATE" means the first day during any three calendar month period on which the aggregate Net Asset Values (determined with respect to each redeemed Share as of the date of such redemption) of all Shares relating to Purchased Portfolio Assets, which were redeemed in Free Redemptions during the portion of such period up to and including the day in question, equals or exceeds the product of (a) the average of the aggregate Net Asset Values of all Funds as of the three immediately preceding Calculation Dates, and
(b) one half of one percent (0.5%).

            "REINVESTED SHARE" means, in respect of any Fund, a Share which is issued by such Fund as a result of the reinvestment of dividends or other distributions, whether ordinary income, capital gain or exempt-interest dividends or other distributions, of such Fund.

            "REFERENCE DATE" means as of any point in time the later of December 31, 1997 or the last day of any calendar year for which more than sixty (60) days has passed since the Parent delivered to the Program Administrator a copy of its annual audited consolidated financial statements for such calendar year.

            "RELATED COLLECTIONS" means (i) all amounts paid or payable in respect of the Portfolio Assets relating to each Fund by the applicable Fund or Company or by each shareholder of such Fund, subject to the terms of the Program Documents, and (ii) all proceeds of the foregoing, excluding, in the case of (i) above, all Program Collections.

            "RESPONSIBLE OFFICER" means, (i) with respect to any Person which is a corporate entity or business trust other than Bankers Trust Company, any officer of a level of vice president or Person with like authority or employee of such Person designated by such Person with delegated responsibility and authority for the matters relating to such Person's participation in the transactions contemplated by the Master Agreement, the Purchase Agreement, the Program Servicer Agent Agreement, and the Program Collection Agency Agreement, including the person to whom notices to such Person are to be directed as identified pursuant to the notice provisions of any thereof, and (ii) with respect to Bankers Trust Company, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of Bankers Trust Company customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Program Collection Agency Agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "RULE 12b-1" means Rule 12b-1 adopted under the Investment Company Act, as the same may from time to time be amended, supplemented or modified.

            "SALES CHARGE" shall have the meaning set forth in Section 2830(b)(8) of the Conduct Rules.

            "SEC" means the United States Securities and Exchange Commission or any other governmental authority of the United States of America at the time administrating the Securities Act, the Investment Company Act or the Exchange Act.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

            "SELLING AGENT" means each Person which acts as direct or indirect distributor, underwriter, broker, dealer or agent for the Shares of a Fund together with its successors and assigns.

            "SELLING AGENT'S AGREEMENT" means each agreement pursuant to which a Person undertakes to act as Selling Agent in respect of the Shares of any Fund.

            "SERVICE FEE" shall have the meaning set forth in Section 2830(b)(9) of the Conduct Rules.

            "SHAREHOLDER" means, in respect of any Fund, a holder of Shares of such Fund.

            "SHAREHOLDER SERVICING FEE" means the fees payable by a Fund or by a Company with respect to the Shares of a Fund pursuant to the Distributor's Contract in consideration of services to holders of Shares of such Fund.

            "SHARES" means in respect of any Fund, any Class B shares of such Fund.

            "SIGNIFICANT AFFILIATE" means (i) any corporation or holding company or similar entity which after the date hereof owns or controls the majority of the outstanding voting securities of the Distributor, or (ii) any Affiliate of the Distributor which is a subsidiary of the Parent if the Parent's beneficial interest in the total assets of such subsidiary is equal to or greater than ten percent (10%) of the total assets of the Parent, and in any event shall include the Parent, the Advisor and any Transfer Agent which is a Sponsor Entity.

            "SIPA" means the Securities Investor Protection Act of 1970, as amended from time to time and the regulations promulgated and the rulings issued thereunder.

            "SPONSOR ENTITIES" means each of the Parent, the Distributor (as Distributor and Program Servicer Agent), the Advisor, and each Transfer Agent which is an Affiliate of the Parent.

            "STANDARD & POOR'S" means Standard & Poor Ratings Services, a division of McGraw-Hill, Inc.

            "SUCCESSOR" shall have the meaning assigned to such term in Section
5.02 of the Program Servicer Agent Agreement.

            "TAXES" shall have the meaning assigned to such term in Section 8.05 of the Master Agreement.

            "TRANSFER AGENT" means any Person in its capacity as transfer agent for the Funds.

            "TRANSFER AGENT'S AGREEMENT" means each agreement pursuant to which a Transfer Agent undertakes to act as transfer agent for any Fund.

            "TRUE SALE" means, with respect to any transfer of an asset or property, the sale of an ownership interest in such asset or property (not the granting of a security interest therein), within the meaning of all Applicable Law, including the UCC and the Bankruptcy Code, and, without limiting the generality of the foregoing, which is enforceable against all creditors of the Person making such transfer and all Affiliates of such Person in accordance with the terms of such transfer, notwithstanding the bankruptcy, insolvency or reorganization of, or similar proceeding with respect to, or the appointment of a receiver or conservator of the Person making such transfer or any Affiliate of such Person, and in connection with any proceeding under the Bankruptcy Code, in respect of which the Person making such transfer or any Affiliate of such Person is the "debtor," as such term is used in the Bankruptcy Code, the Purchased Portfolio Assets and the proceeds thereof will not be deemed the property of the debtor.

            "UCC" means the Uniform Commercial Code, as from time to time in effect in the applicable jurisdictions.

            "UNAMORTIZED GROSS PURCHASE AMOUNT" means, in respect of the Purchaser's Purchased Portfolio Assets relating to any Fund, as of any date of determination, (i) the Maximum Aggregate Sales Charge Allowable, minus (ii) the aggregate amounts paid by the applicable Company (including amounts paid by the holders of Shares of such Fund in respect of Contingent Deferred Sales Charges) in respect of such Fund and deposited in the Program Collection Account and applied and distributed to the payment of such Purchaser's Purchased Portfolio Assets in accordance with the terms of the Program Collection Agency Agreement through such date of determination.

            "YEAR 2000 PROBLEM" shall mean the risk that computer applications used by it may be unable to recognize and properly perform date-sensitive functions involving certain dates during or after the year 2000.

                                                                    Exhibit A To
                                                                 Pioneer Program
                                                                Master Agreement


================================================================================





                                 PIONEER PROGRAM
                               PURCHASE AGREEMENT


                         Dated as of September 30, 1988



                                     between




                        PIONEER FUNDS DISTRIBUTOR, INC.,
                                 as Distributor



                                       and




                               PLT FINANCE, L.P.,
                                  as Purchaser




================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I  RULES OF CONSTRUCTION; DEFINITIONS

     1.01.    Rules of Construction.....................................     1
     1.02.    Definitions...............................................     1


ARTICLE II  PURCHASE; GENERAL

     2.01.    Purchase..................................................     1
     2.02.    Purchase Notices..........................................     2
     2.03.    Transfers and Payments....................................     2
     2.04.    Sale and Purchase.........................................     2
     2.05.    Recording of Sale and Transfer............................     3
     2.06.    Purchaser's Collection Rights.............................     3
     2.07.    Continuing Obligations....................................     3
     2.08.    Further Assurances........................................     3


ARTICLE III  SECURITY INTEREST


ARTICLE IV  MISCELLANEOUS

     4.01.    Modifications in Writing..................................     4
     4.02.    Notices...................................................     4
     4.03.    Binding Effect; Assignment................................     4
     4.04.    Governing Law.............................................     4
     4.05.    Severability of Provisions................................     4


SCHEDULES

SCHEDULE I    PURCHASE PRICE PERCENTAGES


EXHIBITS

EXHIBIT A     FORM OF PURCHASE NOTICE

                                 PIONEER PROGRAM
                               PURCHASE AGREEMENT

            PIONEER PROGRAM PURCHASE AGREEMENT, dated as of September 30, 1998 (this "AGREEMENT"), between PIONEER FUNDS DISTRIBUTOR, INC. (the "DISTRIBUTOR") and PLT FINANCE, L.P. (the "PURCHASER").

                             W I T N E S S E T H:

            WHEREAS, the Distributor and the Purchaser are parties to that certain Pioneer Program Master Agreement dated as of the date hereof with the "Parent," "Advisor," "Collection Agent" and "Program Administrator," each as defined therein (the "MASTER AGREEMENT"); and

            WHEREAS, the Distributor desires to sell to the Purchaser, and the Purchaser desires to purchase from the Distributor, from time to time, on the terms and subject to the conditions specified in this Agreement and the Master Agreement, the Purchased Portfolio Assets (defined as hereinafter provided);

            NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                       RULES OF CONSTRUCTION; DEFINITIONS

            Section 1.01. RULES OF CONSTRUCTION. The rules of construction set forth in Schedule X to the Master Agreement shall be applied to this Agreement.

            Section 1.02. DEFINITIONS. Capitalized terms not expressly defined herein, which are defined in Schedule X to the Master Agreement, shall have the same meanings herein as in said Schedule.

                                   ARTICLE II

                                PURCHASE; GENERAL

            Section 2.01 PURCHASE. On the Initial Purchase Date, the Distributor hereby agrees to sell, transfer, convey and assign to the Purchaser, and the Purchaser hereby agrees to purchase, in each case on the terms and subject to the conditions set forth in this Agreement and in the Master Agreement, all of the Distributor's right, title and interest in, to and under all Purchased Portfolio Assets, arising directly and indirectly out of Commission Shares of each Fund the Date of Original Issuance of which occurs on or prior to the Initial Purchase Cut-Off Date, and the Purchaser shall pay to the Distributor a purchase price in the amount of

$62,330,000 subject to adjustments (which may be positive or negative) to be determined prior to the Initial Purchase Funding Date by the Purchaser in accordance with the next sentence (such adjusted amount, the "INITIAL PURCHASE Price"). Adjustments to the $62,330,000 figure will be calculated using the same methodology used to arrive at the $62,330,000 figure taking into account the additional information required to be submitted pursuant to Section 5.01(v) of the Master Agreement in order to reflect, on an individual Fund basis, Share aging, cost basis and Net Asset Value of the Purchased Portfolio Assets as of the close of business on September 30, 1998. On each Purchase Date (other than the initial Purchase Date) until the Purchase Termination Date, the Distributor hereby agrees to sell, transfer, convey and assign to the Purchaser, and the Purchaser hereby agrees to purchase from the Distributor, in each case on the terms and subject to the conditions set forth in this Agreement and in the Master Agreement, all of the Distributor's right, title and interest in, to and under all Purchased Portfolio Assets specified in the related Purchase Notice in accordance with Section 2.02, such purchases to occur on Purchase Dates established pursuant to Sections 2.02 and 2.03.

            Section 2.02. PURCHASE NOTICES. Subject to the satisfaction or waiver by the Parent of Section 3.03(k) of the Master Agreement, monthly after the date hereof and prior to the Purchase Termination Date, the Distributor shall transmit or shall cause to be transmitted to the Program Administrator and the Purchaser (with a copy to the Funding and Collection Agent), no later than 10:00 a.m. (New York City time) three Business Days prior to such proposed Purchase Date, by facsimile transmission, a Purchase Notice establishing a Purchase Date. The Distributor represents and warrants that the information set forth in each Purchase Notice is true and correct.

            Section 2.03. TRANSFERS AND PAYMENTS. Subject to the terms and conditions set forth herein and in the Master Agreement, the Distributor shall convey to the Purchaser on each Purchase Date, and the Purchaser shall deposit in the Purchaser's Funding Account funds sufficient to enable the Funding and Collection Agent to pay to the Distributor the Purchase Price for, all Purchased Portfolio Assets arising directly or indirectly out of Commission Shares of each Fund the Date of Original Issuance of which occurs on or prior to the Purchase Cut-Off Date specified in the Purchase Notice for the Purchase Date in question and after (i) the Inception Date for such Fund, in the case of the initial Purchase Date following such Inception Date or (ii) the immediately preceding Purchase Cut-Off Date for all other Purchase Dates; PROVIDED, however, that in the case of the Purchase on the Initial Purchase Date, the amount of the cash deposit and payment required shall be due, not on the Initial Purchase Date, but rather on the Initial Purchase Funding Date and shall be the excess of (a) the Initial Purchase Price minus (b) One Hundred Thousand Dollars ($100,000), and the Purchaser shall deliver to the Distributor on the Initial Purchase Funding Date an unsecured promissory note dated the Initial Purchase Date in the principal amount of One Hundred Thousand Dollars ($100,000) payable on January 2, 1999 with simple interest at the rate of 7% per annum from and excluding the date of the Initial Purchase through and including January 2, 1999, and the Distributor hereby agrees to accept such cash payment and promissory note in full payment of the Initial Purchase Price. Each Purchase Cut-Off Date shall be the last Business Day of a calendar month.

            Section 2.04. SALES AND PURCHASES. (a) The parties to this Agreement intend that the transaction contemplated by Section 2.01 shall be, and shall be treated as, a purchase by the Purchaser and a sale by the Distributor of the Purchased Portfolio Assets relating thereto, constituting a True Sale, and shall not be treated as a lending transaction. The sale of Purchased

Portfolio Assets by the Distributor hereunder shall be without recourse to the Distributor, hereunder; it being understood that the Purchaser in making each Purchase is relying on the representations, warranties and covenants of the Distributor and other Sponsor Entities contained in the Master Agreement.

            (b) The parties agree, to the fullest extent they may lawfully do so, that the Purchase Price for the purchase and sale of the Purchased Portfolio Assets relating thereto pursuant to this Agreement represents reasonably equivalent value for the transfer of the same by the Distributor to the Purchaser pursuant to this Agreement.

            Section 2.05. RECORDING OF SALES AND TRANSFERS. In connection with the sale and conveyance of Purchased Portfolio Assets pursuant to this Agreement, the Distributor shall indicate on its books and records that all such Purchased Portfolio Assets have been sold or conveyed to the Purchaser. In addition, the Distributor shall not carry as its assets any Purchased Portfolio Assets sold to the Purchaser on its accounting records, and the Distributor agrees that all such Purchased Portfolio Assets have been and will be, as contemplated by the terms of this Agreement, transferred and sold to the Purchaser and carried on the Purchaser's accounting records.

            Section 2.06. PURCHASER'S COLLECTION RIGHTS. The Purchaser has appointed the Program Servicer Agent to, on the Purchaser's behalf, and pursuant to the Program Servicer Agent Agreement, the Program Servicer Agent has agreed to, take all actions it considers reasonable and in accordance with the Program Servicer Agent Agreement to collect from the respective Companies and Funds all payments in respect of the Purchased Portfolio Assets as and when the same shall become due. The Distributor hereby irrevocably authorizes and empowers the Purchaser and the Program Servicer Agent, on behalf of the Purchaser, to demand, sue for, collect and receive payment of any funds due with respect to the Purchased Portfolio Assets in the name of the Distributor, if required in the good faith judgment of the Purchaser or the Program Servicer Agent; PROVIDED, HOWEVER that so long no Event of Termination shall have occurred and be continuing, the Purchaser and the Program Servicer Agent shall provide the Distributor with at least ten (10) Business Days' prior notice before commencing any such action.

            Section 2.07. CONTINUING OBLIGATIONS. Notwithstanding any other provision of this Agreement, to the extent that any obligation of the Distributor under, pursuant to and in connection with the Purchased Portfolio Assets remains unperformed or executory, the Distributor hereby appoints the Program Servicer Agent, on its behalf but for the benefit of the Purchaser, to perform such obligation to the same extent as if the purchase and sale contemplated hereby had not taken place, and the Purchaser shall not be required or obligated in any manner to perform or fulfill any of the obligations of Distributor under, pursuant to or in connection with any Purchased Portfolio Assets.

            Section 2.08. FURTHER ASSURANCES. The Distributor agrees to do such further acts and things, and to execute and deliver to the Purchaser such additional assignments, agreements, powers and instruments, as are reasonably required by the Purchaser to carry into effect the purposes of this Agreement or to better assure and confirm unto the Purchaser its rights, power and remedies hereunder.

                                   ARTICLE III

                                SECURITY INTEREST

            For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Purchaser to purchase the Purchased Portfolio Assets hereunder, the Distributor hereby grants to the Purchaser, in order to secure the Purchaser's rights under this Agreement in the event the purchase of any Purchased Portfolio Assets by the Purchaser is recharacterized as a loan from the Purchaser to the Distributor, a security interest in any right, title and interest in and to such Purchased Portfolio Assets, whether now owned or hereafter acquired, that remain property of the Distributor's estate notwithstanding this Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

            Section 4.01. MODIFICATIONS IN WRITING. This Agreement and any term or provision hereof may only be amended, modified or waived by a written instrument executed by the parties hereto and by any additional Persons whose execution is required pursuant to Section 8.01 of the Master Agreement.

            Section 4.02. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be given or made in accordance with Section 8.03 of the Master Agreement.

            Section 4.03. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. No party shall assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto and of any additional Persons whose consent is required pursuant to
Section 8.07 of the Master Agreement; provided that the Purchaser's right, title and interest in, to and under this Agreement, including all of the Purchaser's right, title and interest in and to Purchased Portfolio Assets may be assigned as contemplated by the Master Agreement without the consent of the Distributor.

            Section 4.04. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

            Section 4.05. SEVERABILITY OF PROVISIONS. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and date first above written.

                                    PIONEER FUNDS DISTRIBUTOR, INC.,
                                    as Distributor


                                    By: /s/ Robert L. Butler
                                        ----------------------------
                                    Name: Robert L. Butler
                                    Title: President

                                    PLT FINANCE, L.P.,
                                    as Purchaser

                                    By: PLT FINANCE, INC.,
                                    as General Partner


                                    By: /s/ Robert T. Fleisher
                                        ----------------------------
                                    Name: Robert T. Fleisher
                                    Title: Vice President

                                                                      Schedule I
                                                                              to
                                                                 Pioneer Program
                                                              Purchase Agreement



     Confidential material deleted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


                           PURCHASE PRICE PERCENTAGES


COMPANY:

All Companies

                                                      PURCHASE PRICE
      FUNDS                     SHARES                  PERCENTAGE
      -----                     ------                --------------

1.   Pioneer Short-Term         Class B Shares             [**]
     Income Trust

2.   Pioneer Intermediate       Class B Shares             [**]
     Tax Free Fund

3.   All other Funds            Class B Shares             [**]

                                                                       Exhibit A
                                                                              to
                                                                 Pioneer Program
                                                              Purchase Agreement



                   FORM OF PIONEER PROGRAM PURCHASE NOTICE

                                 PIONEER PROGRAM

PLT FINANCE, L.P.
as Purchaser

PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC.
as Program Administrator

           Re:   Pioneer Program Purchase Agreement dated as of September 30,
           1998 (the "PURCHASE AGREEMENT") between Pioneer Funds Distributor, Inc. and PLT Finance, L.P.

      Pursuant to Section 2.02 of the above-referenced Purchase Agreement, you are hereby notified that on _____________, 199_ (the "PURCHASE DATE"), the undersigned proposes, subject to the terms and conditions set forth in the Purchase Agreement and the Master Agreement, to sell to PLT Finance, L.P., certain Purchased Portfolio Assets relating to each of the Funds, as set forth in Schedule I attached hereto. The Purchase Cut-Off Date and the Purchase Price for such Portfolio Assets are set forth on Schedule I attached hereto. Capitalized terms used herein unless otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

      The undersigned represents and warrants that:

      1. the conditions precedent set forth in the Master Agreement and the Purchase Agreement have been satisfied and will be satisfied on the Purchase Date; and

      2. Schedule I hereto is true, correct and complete and accurately describes the Portfolio Assets to be purchased by the Purchaser on the Purchase Date, and the Unamortized Gross Purchase Amount in respect of each such Portfolio Assets is properly represented on Schedule I.

                                    PIONEER FUNDS DISTRIBUTOR, INC.


                                    BY:_____________________________
                                       Authorized Signatory

                                                                   Schedule I to
                                                                    Exhibit A to
                                                                         Pioneer
                                                                         Program
                                                                        Purchase
                                                                       Agreement

Purchase Date: _________________

Aggregate Purchase Price: _________________

Purchase Cut-Off Date: _________________

Commission Share Sales: _________________

Unamortized Gross Purchase Amount: _________________

                                                                    Exhibit B To
                                                                 Pioneer Program
                                                                Master Agreement


================================================================================





                                 PIONEER PROGRAM
                            SERVICER AGENT AGREEMENT



                         Dated as of September 30, 1998

                                      among



                               PLT FINANCE, L.P.,
                                  as Purchaser,



                PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC.,
                            as Program Administrator



                                       and



                        PIONEER FUNDS DISTRIBUTOR, INC.,
                            as Program Servicer Agent




================================================================================

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

ARTICLE I         RULES OF CONSTRUCTION; DEFINITIONS

      1.01.       Rules of Construction.............................    1
      1.02.       Definitions.......................................    1


ARTICLE II        ADMINISTRATION AND SERVICING OF PORTFOLIO ASSETS

      2.01.       Duties of the Program Servicer Agent..............    1
      2.02.       Appointment of the Program Servicer Agent as
                    Agent for the Purchaser.........................    2
      2.03.       Continuing Covenants of the Program Servicer
                    Agent...........................................    2
      2.04.       No Offset.........................................    3


ARTICLE III       INVESTOR REPORTS; RECORDKEEPING; COMPENSATION

      3.01.       Investor Reports..................................    3
      3.02.       Recordkeeping.....................................    3
      3.03.       Servicing Expenses and Compensation...............    4


ARTICLE IV        THE PROGRAM SERVICER AGENT

      4.01.       Program Servicer Agent Not to Resign..............    4
      4.02.       No Assignment.....................................    4
      4.03.       Delegation of Duties..............................    4


ARTICLE V         REMOVAL FOR CAUSE; SUCCESSOR PROGRAM SERVICER
                  AGENT

      5.01.       Removal for Cause ................................    4
      5.02.       Appointment of Successor Program Servicer
                    Agent...........................................    5
      5.03.       No Effect on Other Parties........................    5

      5.04.       Rights Cumulative.................................    5


ARTICLE VI        TERMINATION; REMOVAL AND RESIGNATION; TRANSFER
                  OF SERVICING FUNCTION

      6.01.       Removal and Resignation...........................    6
      6.02.       Transfer of Servicing Function....................    6


ARTICLE VII       MISCELLANEOUS PROVISIONS

      7.01.       Modifications in Writing..........................    6
      7.02.       Notices...........................................    6
      7.03.       Binding Effect; Assignment........................    6
      7.04        Governing Law.....................................    6
      7.05.       Severability......................................    7
      7.06.       Survival..........................................    7


                  EXHIBITS

Exhibit A         Program Servicing Procedures

                                 PIONEER PROGRAM
                            SERVICER AGENT AGREEMENT

            PIONEER PROGRAM SERVICER AGENT AGREEMENT, dated as of September 30, 1998, among PLT FINANCE, L.P. (the "PURCHASER"), PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC., as program administrator (the "PROGRAM ADMINISTRATOR") and PIONEER FUNDS DISTRIBUTOR, INC. (the "DISTRIBUTOR" or, in its capacity as servicer agent hereunder, the "PROGRAM SERVICER AGENT").

                             W I T N E S S E T H:

            WHEREAS, the Distributor, the Purchaser and the Program Administrator are parties to that certain Pioneer Program Master Agreement dated as of the date hereof with the "Parent," "Advisor" and "Collection Agent" as defined therein (the "MASTER AGREEMENT") pursuant to which the Purchaser shall purchase the Purchased Portfolio Assets (defined as hereinafter provided) upon the terms and subject to the conditions described therein; and

            WHEREAS, it is a condition precedent in the Master Agreement that the parties hereto enter into this Agreement;

            NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                       RULES OF CONSTRUCTION; DEFINITIONS

            Section 1.01. RULES OF CONSTRUCTION. The rules of construction set forth in Schedule X to the Master Agreement shall be applied to this Agreement.

            Section 1.02. DEFINITIONS. Capitalized terms not expressly defined herein which are defined in Schedule X to the Master Agreement, shall have the same meanings herein as in said Schedule.

                                   ARTICLE II

               ADMINISTRATION AND SERVICING OF PORTFOLIO ASSETS

            Section 2.01. DUTIES OF THE PROGRAM SERVICER AGENT. The Program Servicer Agent's duties shall be: (i) to exercise all of the Distributor's and the Purchaser's rights (including, to the extent acquired by the Purchaser, all of the Distributor's rights) under the Distributor's Contracts, the Distribution Plans, the Prospectuses, each Irrevocable Payment

Instruction and at law or equity to cause each Fund (or in respect of any Fund which constitutes a portfolio, to cause the related Company in respect of such
Fund) to pay to the Program Collection Account when due all amounts due from such Fund or its shareholders in respect of outstanding shares of the Fund which relate to Purchased Portfolio Assets relating to each Fund; (ii) the recording of all Portfolio Assets due under or in connection with each Fund; (iii) investigating delinquencies; (iv) responding to inquiries of the Purchaser and the Program Administrator; (v) enforcing the Purchaser's rights with respect to the Purchased Portfolio Assets relating to each Fund; (vi) accounting for Program Collections in respect of the Purchased Portfolio Assets relating to each Fund; (vii) furnishing the Investor Report and other monthly statements and reports relating to Portfolio Assets as required by this Agreement and the Master Agreement; (viii) performing any and all obligations of the Distributor under, pursuant to and in connection with the Purchased Portfolio Assets in accordance with Section 2.05 of the Purchase Agreement; and (ix) consistent with the terms herein, to follow the Program Servicing Procedures. Subject to the limitations contained herein, the Program Servicer Agent shall have full power and authority, acting alone, to do any and all things in connection with such management, servicing, administration, performance and collection which it deems necessary or appropriate but in no case shall the Program Servicer Agent take any action under this Section 2.01 inconsistent with the provisions of the Master Agreement, the Program Collection Agency Agreement or which gives rise to the reasonable possibility of an Adverse Effect. The Program Servicer Agent has no right to receive payments on account of Purchased Portfolio Assets for its own account. The Program Servicer Agent is required to take such actions as may be necessary or advisable to collect Purchased Portfolio Assets, but is not authorized to extend, modify or amend any Purchased Portfolio Assets without the prior consent of the Program Administrator and the Purchaser.

            Section 2.02. APPOINTMENT OF THE PROGRAM SERVICER AGENT AS AGENT FOR THE PURCHASER. The Purchaser hereby appoints Pioneer Funds Distributor, Inc. as Program Servicer Agent under this Agreement. The Purchaser shall furnish the Program Servicer Agent, upon the Program Servicer Agent's written request, with such powers of attorney and other documents reasonably necessary to enable the Program Servicer Agent to carry out its servicing and administrative duties hereunder.

            Section 2.03. CONTINUING COVENANTS OF THE PROGRAM SERVICER Agent. The Program Servicer Agent hereby covenants and agrees that it shall at all times:

            (a) punctually perform and observe all of its obligations and agreements contained herein;

            (b) carry out its obligations hereunder in accordance with all Applicable Laws (except where the failure to comply with Applicable Laws could not reasonably be expected to give rise to an Adverse Effect) and with due care, using at least the degree of skill, care and attention followed by responsible institutions servicing comparable mutual fund distribution plans and distribution agreements and in accordance with the terms of this Agreement and the Program Servicing Procedures in effect from time to time and with instructions received from the Purchaser;

            (c) do nothing (in its capacity as Program Servicer Agent) which could reasonably be expected to (i) impair or otherwise adversely affect the rights of the Purchaser in any Purchased Portfolio Assets or under any Program Document or the collectibility of the Purchased Portfolio Assets relating to any Fund, or (ii) otherwise give rise to an Adverse Effect;

            (d) provide such information to the Program Administrator as it may reasonably request from time to time with respect to the Portfolio Assets or which is otherwise reasonably necessary, in the reasonable judgment of the Program Administrator, to make any determination in connection with any consent, waiver or other action which may be given or taken under or in connection with this Agreement or the other Program Documents; and

            (e) keep in full force and effect its existence and good standing under the laws of the jurisdiction of its incorporation and obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which the nature of its business or the performance of its obligations under this Agreement requires such qualification, except to the extent that the failure to so qualify could not reasonably be expected to have an Adverse Effect.

            Section 2.04. NO OFFSET. The obligations of the Program Servicer Agent under this Agreement shall not be subject to any defense, counterclaim or right of offset which the Distributor (as Program Servicer Agent or otherwise) has or may have against the Purchaser, the Program Administrator or any other Person, whether in respect of this Agreement, any other Program Document, the Portfolio Assets relating to any Fund or otherwise.

                                   ARTICLE III

                        INVESTOR REPORTS; RECORDKEEPING;
                                  COMPENSATION

            Section 3.01. INVESTOR REPORTS. Monthly on or prior to the 10th day of each calendar month, the Program Servicer Agent shall provide the Program Administrator with an Investor Report. All monthly activity reports and electronic files related to each Investor Report will be transmitted to the Program Administrator on or prior to the 5th Business Day of each calendar month in accordance with the Program Servicing Procedures.

            Section 3.02. RECORDKEEPING. The Program Servicer Agent shall maintain accurate records with respect to the Portfolio Assets relating to each Fund and shall retain all information relating directly to, or maintained in connection with, the servicing of such Portfolio Assets, at the offices of the Program Servicer Agent, and shall give the Purchaser, the Program Administrator, any Permitted Designees or any of their agents or representatives access to all such information at all reasonable times, on reasonable notice during business hours. The Program Servicer Agent shall, at the reasonable request of the Purchaser or the Program Administrator, deliver to them all such information which is reasonably necessary for evaluating the servicing of the Portfolio Assets relating to each Fund.

            Section 3.03. SERVICING EXPENSES AND COMPENSATION. The Program Servicer Agent shall pay all expenses and charges it shall incur in the performance of its duties hereunder and will not be entitled to reimbursement for any such expenses or any compensation for its services hereunder.

                                   ARTICLE IV

                           THE PROGRAM SERVICER AGENT

            Section 4.01. PROGRAM SERVICER AGENT NOT TO RESIGN. The Program Servicer Agent shall not resign from the duties and obligations hereby imposed upon it except upon a determination that by reason of a change in Applicable Law
(i) the continued performance by the Program Servicer Agent of its duties hereunder would cause it to be in violation of such Applicable Law, and (ii) there is no reasonable action which the Program Servicer Agent could take to comply with Applicable Law. Such a determination to that effect shall be evidenced by a certificate of an executive officer of the Program Servicer Agent accompanied by an opinion of outside counsel to the Program Servicer Agent reasonably satisfactory to the Purchaser and the Program Administrator with respect to the matters described in clause (i) of the preceding sentence.

            Section 4.02. NO ASSIGNMENT. The Program Servicer Agent may not assign this Agreement or any of its rights, powers, duties or obligations hereunder.

            Section 4.03. DELEGATION OF DUTIES. The Program Servicer Agent may execute any of its duties under this Agreement by or through an agent with the prior written consent of the Program Administrator, which consent shall not be unreasonably withheld or delayed; PROVIDED, HOWEVER, that the Program Servicer Agent's exercise of any such duties through any such agent shall not in any way affect or limit its liabilities under this Agreement.

                                    ARTICLE V

             REMOVAL FOR CAUSE; SUCCESSOR PROGRAM SERVICER AGENT

            Section 5.01. REMOVAL FOR CAUSE. The Purchaser or the Program Administrator for Cause may remove Pioneer Funds Distributor, Inc. as Program Servicer Agent under this Agreement and all of the rights and powers of the Program Servicer Agent hereunder shall terminate on five (5) Business Days' prior written notice to the Program Servicer Agent, it being understood that such removal and termination shall not operate to terminate any of the Program Servicer Agent's obligations under this Agreement other than its obligation to perform the duties set forth in Articles II and III hereof after the date of such termination. Upon such termination of the Program Servicer Agent's rights and powers, all rights and powers of the Program Servicer Agent hereunder with respect to the Portfolio Assets relating to each Fund will immediately vest in the Program Administrator or such other Permitted Entity (as defined in Section 5.02) as the Program Administrator shall designate, and the Program Administrator or such Permitted Entity shall be authorized and empowered to execute and deliver, on behalf of the Program Servicer Agent, as attorney-in-fact or otherwise, all documents and other instruments and to do all other things which the Purchaser or the Program Administrator believes to be necessary or appropriate to effect such vesting, subject, however, to the provisions of applicable law. The term "CAUSE" as used herein shall mean: (i) the failure, in any material respect, of the Program Servicer Agent to perform obligations under this Agreement, fully and in a timely manner after being notified of such failure by the Program Administrator; or (ii) the occurrence of an event of the type specified in clauses (e), (f),
(h), (i) or (k) of the definition of Event of Termination with respect to the Program Servicer Agent.

            Section 5.02. APPOINTMENT OF SUCCESSOR PROGRAM SERVICER AGENT. (a) Within thirty (30) days after the time the Program Servicer Agent delivers a notice of resignation pursuant to Section 4.01 or is removed pursuant to Section 5.01, the Program Administrator shall appoint a successor servicer (the "SUCCESSOR"), which may be the Program Administrator, any Affiliate of the Purchaser or the Program Administrator or such other Person reasonably satisfactory to the Program Administrator (each a "PERMITTED ENTITY").

            (b) Any such Successor shall have the following additional rights:
(i) to have its agents, employees and representatives enter upon the premises of the Program Servicer Agent and the other Sponsor Entities during normal business hours upon reasonable notice, and (ii) to perform at such premises all of the functions necessary to be performed in accordance with the terms hereof for fulfillment of its obligations hereunder including, but not limited to, performance of all necessary accounting functions, bookkeeping functions, notification and reporting functions and to deal in all other respects with the Portfolio Assets relating to each Fund to the extent required to be performed by the Program Servicer Agent hereunder. The Purchaser and the Program Administrator (or their respective designees) shall be authorized and empowered through their respective officers, directors, agents and employees to execute on behalf of the Program Servicer Agent all checks, bills, drafts, deposits and other bank documents or other instruments as may be necessary or appropriate to effect the foregoing.

            Section 5.03. NO EFFECT ON OTHER PARTIES. Upon any termination of the rights and powers of the Program Servicer Agent pursuant to Section 4.01 or
Section 5.01 hereof, or upon any appointment of a Successor, all the rights and powers of the Purchaser and the Program Administrator hereunder will remain unaffected by the termination or appointment and will remain in full force and effect.

            Section 5.04. RIGHTS CUMULATIVE. The rights and remedies conferred upon or reserved to the Purchaser and the Program Administrator in this Agreement, the Master Agreement, and the other Program Documents are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision hereof or of the Master Agreement, or any other Program Document, or in exercising any right or remedy hereunder or thereunder, will be construed as a waiver or relinquishment of that provision or will impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

                                   ARTICLE VI

                      TERMINATION; REMOVAL AND RESIGNATION;
                         TRANSFER OF SERVICING FUNCTION

            Section 6.01. REMOVAL AND RESIGNATION. If the rights and obligations of the Program Servicer Agent are terminated pursuant to Section 4.01 or Section 5.01, the Program Servicer Agent shall promptly remit to the Program Collection Account all other moneys with respect to the Purchased Portfolio Assets relating to each Fund held by the Program Servicer Agent, or for the account of the Purchaser, if any.

            Section 6.02. TRANSFER OF SERVICING FUNCTION. If the rights and obligations of the Program Servicer Agent are terminated in accordance with
Section 4.01 or Section 5.01 hereof, the Program Servicer Agent shall deliver to the Program Administrator (or such Person designated by the Program Administrator) all information, records and documents in the Program Servicer Agent's possession which are necessary or appropriate for the servicing of the Portfolio Assets relating to each Fund. The Program Servicer Agent shall execute all documents reasonably requested by the Purchaser and the Program Administrator to effectively transfer the servicing obligations to the Successor.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

            Section 7.01. MODIFICATIONS IN WRITING. This Agreement and any term or provision hereof may only be amended, modified or waived by a written instrument executed by the parties hereto and by any additional Persons whose execution is required pursuant to Section 8.01 of the Master Agreement.

            Section 7.02. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be given or made in accordance with Section 8.03 of the Master Agreement.

            Section 7.03. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of, the parties hereto and their respective successors and assigns. No party shall assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto and of any additional Persons whose consent is required pursuant to
Section 8.07 of the Master Agreement.

            Section 7.04. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS THEREOF.

            Section 7.05. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable, in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 7.06. SURVIVAL. The obligations of the Program Servicer Agent in respect of the breach of any provision or covenant set forth herein shall continue to be the obligation of the Person who was the Program Servicer Agent at the time of such breach regardless of any subsequent assignment or transfer of such Program Servicer Agent's obligations hereunder or to another Person and regardless of the Purchase Termination Date.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    PIONEER FUNDS DISTRIBUTOR, INC.,
                                    as Program Servicer Agent


                                    By: /s/ Robert L. Butler
                                        ----------------------------
                                    Name: Robert L. Butler
                                    Title: President

                                    PLT FINANCE, L.P.,
                                    as Purchaser

                                    By: PLT Finance, Inc.,
                                        General Partner


                                    By: /s/ Robert T. Fleisher
                                        ----------------------------
                                    Name: Robert T. Fleisher
                                    Title: Vice President


                                    PUTNAM, LOVELL, DE GUARDIOLA &
                                    THORNTON INC.,
                                    as Program Administrator


                                    By: /s/ Michael R. Llodra
                                        ----------------------------
                                    Name: Michael R. Llodra
                                    Title: Vice President

                                                                    Exhibit C To
                                                                 Pioneer Program
                                                                Master Agreement

================================================================================



                           PIONEER PROGRAM FUNDING AND
                           COLLECTION AGENCY AGREEMENT


                         Dated as of September 30, 1998


                                      among


                             BANKERS TRUST COMPANY,
                              as Collection Agent,


                               PLT FINANCE, L.P.,
                                  as Purchaser,


                PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC.,
                            as Program Administrator


                                       and


                        PIONEER FUNDS DISTRIBUTOR, INC.,
                                 as Distributor



================================================================================

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

ARTICLE I       RULES OF CONSTRUCTION; DEFINED TERMS

      1.01.     Rules of Construction................................   1
      1.02.     Defined Terms........................................   1

ARTICLE II      REPRESENTATIONS, WARRANTIES AND COVENANTS

      2.01.     Representations and Warranties.......................   1
      2.02.     Covenants............................................   2

ARTICLE III     PURCHASER'S FUNDING ACCOUNT

      3.01.     Establishment and Maintenance........................   2
      3.02.     Deposits.............................................   2
      3.03.     Application of Funds in the Purchaser's
                  Funding Account....................................   2
      3.04.     Investment of Funds Deposited in Purchaser's
                  Funding Account....................................   3

ARTICLE IV      PROGRAM COLLECTION ACCOUNT

      4.01.     Establishment and Maintenance........................   4
      4.02.     Required Deposits....................................   4
      4.03.     Application of Funds in the Program
                  Collection Account.................................   5
      4.04.     Investment of Funds Deposited in Program
                  Collection Account.................................   7
      4.05.     Program Collection Account CDSC Sub-Accounts.........   9

ARTICLE V       COLLECTION AGENT

      5.01.     Appointment..........................................   9
      5.02.     Scope of Duties......................................  10
      5.03.     Delegation of Duties.................................  10
      5.04.     Reliance by Collection Agent.........................  10
      5.05.     Collection Agent in its Individual Capacity..........  10
      5.06.     Limitation on Liability, Etc.........................  10

ARTICLE VI      SUCCESSOR COLLECTION AGENT; QUALIFICATIONS OF
                COLLECTION AGENT

      6.01.     Successor Collection Agent...........................   11
      6.02.     Qualifications of Collection Agent...................   12

ARTICLE VII     FEES AND EXPENSES

      7.01.     Payment of Expenses and Taxes........................   12
      7.02.     Fees.................................................   13

ARTICLE VIII    MISCELLANEOUS

      8.01.     Amendment and Waivers................................   13
      8.02.     Notices..............................................   13
      8.03.     Severability.........................................   13
      8.04.     No Waiver; Cumulative Remedies.......................   14
      8.05.     Termination..........................................   14
      8.06.     Successors and Assigns...............................   14
      8.07.     Governing Law........................................   14
      8.08.     Security Interests...................................   14
      8.09.     Counterparts.........................................   15

                           PIONEER PROGRAM FUNDING AND
                           COLLECTION AGENCY AGREEMENT

            PIONEER PROGRAM FUNDING AND COLLECTION AGENCY AGREEMENT, dated as of September 30, 1998, among BANKERS TRUST COMPANY, as collection agent (in such capacity, the "COLLECTION AGENT"), PLT FINANCE, L.P. (the "Purchaser"), PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC., as program administrator (the "PROGRAM ADMINISTRATOR") and PIONEER FUNDS DISTRIBUTOR, INC. (the "DISTRIBUTOR").

                             W I T N E S S E T H:

            WHEREAS, the Purchaser, the Distributor, the Program Administrator and the Collection Agent are parties to that certain Pioneer Program Master Agreement dated as of the date hereof with the "Advisor" and the "Parent" as defined therein (the "MASTER AGREEMENT") pursuant to which the Purchaser has agreed, on the terms and conditions set forth therein, to purchase from the Distributor certain "Purchased Portfolio Assets" as defined therein; and

            WHEREAS, it is a condition precedent in the Master Agreement that the parties hereto enter into this Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto agree as follows:

                                    ARTICLE I

                      RULES OF CONSTRUCTION; DEFINED TERMS

            Section 1.01. RULES OF CONSTRUCTION. The rules of construction set forth in Schedule X to the Master Agreement shall be applied to this Agreement.

            Section 1.02. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Schedule X to the Master Agreement.

                                   ARTICLE II

                  REPRESENTATIONS, WARRANTIES AND COVENANTS

            Section 2.01. REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement represents and warrants to the other parties to this Agreement as follows:

            (a) it is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it under this Agreement; and

            (b) this Agreement has been duly authorized, executed and delivered by it, and constitutes its valid, legal and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights in general or by general principles of equity whether considered in a proceeding at law or equity.

            Section 2.02. COVENANTS. Each of the Purchaser, the Program Administrator and the Distributor covenants and agrees that all authorizations in this Agreement for the Collection Agent to endorse checks, instruments and securities and to execute, deliver and file other instruments with respect to the Program Collection Account are powers coupled with an interest and are irrevocable.

                                   ARTICLE III

                           PURCHASER'S FUNDING ACCOUNT

            Section 3.01. ESTABLISHMENT AND MAINTENANCE. Concurrently with the execution and delivery of this Agreement, the Purchaser shall establish an account entitled "PLT Finance, L.P. Pioneer Program Funding Account" for its account at the Collection Agent, at Four Albany Street, New York, New York 10006, ABA No.: 021001033, Account No. 01419647 for further credit to 26446,
Ref. "Pioneer Purchaser's Funding Account" (the "PURCHASER'S FUNDING ACCOUNT"), the operation of which shall be governed by this Article III. The Purchaser hereby appoints the Collection Agent as its agent to hold the Purchaser's Funding Account and all moneys on deposit therein, with the sole and exclusive right to withdraw or order a transfer of the Purchaser Deposited Funds from the Purchaser's Funding Account with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of Purchaser Deposited Funds from the Purchaser's Funding Account, which appointment is coupled with an interest and is irrevocable, all in accordance with the terms of this Agreement; and the Distributor hereby consents to such appointment. Neither the Purchaser, the Program Administrator nor the Distributor shall have any right of withdrawal from the Purchaser's Funding Account, but may require application of amounts on deposit therein be made strictly in accordance with the terms of this Article III.

            Section 3.02. DEPOSITS. The Purchaser may, from time to time, make wire transfers to the Purchaser's Funding Account. The Collection Agent shall have no responsibility for calculating the Purchase Limit of the Purchaser in effect from time to time.

            Section 3.03. APPLICATION OF FUNDS IN THE PURCHASER'S FUNDING ACCOUNT. The Collection Agent shall disburse to the Distributor's Remittance Account out of the Purchaser Deposited Funds on any Purchase Date funds equal to the aggregate Purchase Price set forth in the Purchase Notice executed by an Authorized Representative of the Distributor received by it in respect of such Purchase Date.

            Section 3.04. INVESTMENT OF FUNDS DEPOSITED IN PURCHASER'S FUNDING ACCOUNT. (a) To the extent that any Purchaser's Deposited Funds are not required to be promptly distributed from the Purchaser's Funding Account and such funds remain in such Purchaser's Funding Account unused, the Collection Agent shall invest and reinvest at the written direction of the Program Administrator, in its own name or in the name of its nominee, such Purchaser's Deposited Funds in investments, having maturities which shall not extend beyond the next Business Day or such longer period as the Program Administrator shall designate in writing (each such investment, a "CASH EQUIVALENT") and which constitute:

                  (i) marketable direct obligations issued or unconditionally and fully guaranteed by the United States of America or issued by any agency thereof;

                  (ii) marketable direct obligations issued by any state of the
            United States of America or any political subdivision of any such state or any public instrumentality thereof and having as at any date of determination the highest rating obtainable from Standard & Poor's;

                  (iii) commercial paper issued by any corporation (other than an Affiliate of the Distributor) organized and existing under the United States of America and having as at any date of determination the highest rating obtainable from Standard & Poor's;

                  (iv) certificates of deposit issued by commercial banking
            institutions that are members of the Federal Reserve System, each having as at any date of determination combined capital and surplus of not less than $500,000,000, and the commercial paper of other short-term unsecured debt obligations of which, as at any date of determination, have the highest rating obtainable from Standard & Poor's ("PERMITTED BANKS"); and

                  (v) investments in money market funds having a rating of
            "AAAm" or "AAAm-g" from Standard & Poor's (including funds for which the Parent or the Collection Agent or any of their respective Affiliates is investment manager or advisor).

In the absence of specific written instructions by an Authorized Representative of the Program Administrator, the Collection Agent shall, in accordance with this Section 3.04, invest the Purchaser's Deposited Funds in such Cash Equivalents described in clause (v) above. All such Cash Equivalents and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be deemed to be to the credit of the Program Collection Account.

                  (b) The Collection Agent may, without requirement of instructions from the Program Administrator, take such actions as are reasonably necessary to realize the proceeds of any such Cash Equivalent that are held to stated maturity thereof. The Collection Agent may, at the written direction of the Program Administrator, liquidate Cash Equivalents from time to time to the extent necessary to make payments pursuant to Section 3.03 hereof. None of the Collection Agent, the Purchaser, the Distributor or the Program Administrator shall have recourse to any other party hereto for any loss resulting from the investment performance of any investment or reinvestment of moneys made in accordance with the provisions of this Section or from the sale or liquidation of such Cash Equivalents.

                                   ARTICLE IV

                           PROGRAM COLLECTION ACCOUNT

            Section 4.01. ESTABLISHMENT AND MAINTENANCE. Concurrently with the execution and delivery of this Agreement, the Collection Agent shall establish an account entitled "Pioneer Funding Program Collection Account," at Four Albany Street, New York, New York 10006, ABA No.: 021001033, Account No. 00380525, Ref. "PLT Finance - Pioneer Funding Collection Account" for further credit to Account No. 26447 (the "PROGRAM COLLECTION ACCOUNT"), the operation of which shall be governed by this Article IV. The Purchaser hereby appoints the Collection Agent as its agent to hold the Program Collection Account and all moneys on deposit therein, with the sole and exclusive right to withdraw or order a transfer of Deposited Collection Funds from the Program Collection Account with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of Deposited Collection Funds from the Program Collection Account, which appointment is coupled with an interest and is irrevocable, all in accordance with the terms of this Agreement. The Distributor hereby consents to such appointment. Neither the Purchaser, the Program Administrator nor the Distributor shall have any right of withdrawal from the Program Collection Account, but may require application of amounts on deposit therein be made strictly in accordance with the terms of this Article IV.

            Section 4.02. REQUIRED DEPOSITS.

            (a) Pursuant to the Irrevocable Payment Instructions given by the Distributor to the Transfer Agent, Custodian and each Company in respect of each Fund, the Transfer Agent, Custodian, each Company and in certain cases Selling Agents shall in respect of each Fund remit all Program Collections and Related Collections payable by each Company and its shareholders in respect of each Fund directly to the Program Collection Account in accordance with the terms of the Irrevocable Payment Instruction.

            (b) If any check, instrument or security shall not be endorsed, the Program Administrator, the Purchaser and the Distributor hereby irrevocably authorize and empower the Collection Agent to endorse the same as attorney-in-fact.

            Section 4.03. APPLICATION OF FUNDS IN THE PROGRAM COLLECTION
ACCOUNT.

            (a) On each Monthly Settlement Date until this Agreement terminates in accordance with Section 8.05, the Collection Agent shall allocate the following amounts from the Program Collection Account and distribute such amounts in the following priority:

                  (i) an amount equal to the accrued and unpaid Collection Agent Fee then due and payable shall be distributed to the Collection Agent;

                  (ii) an amount equal to any other accrued Program Costs shall be distributed to the Program Administrator for payment to the appropriate party or at its direction;

                  (iii) an amount equal to the result of:

                        (A) the sum of the Purchaser's Asset Based Sales Charge
                  Portion, PLUS, the Purchaser's CDSC Portion, PLUS the Purchaser's Investment Earnings, LESS

                        (B) the sum of the Purchaser's allocable portion of the
                  amount distributed pursuant to clauses (i) and (ii) above, as determined in accordance with Section 4.03(b), shall be transferred to the Purchaser's Remittance Account; and

                  (iv)  an amount equal to the result of:

                        (A) the sum of the Distributor's Asset Based Sales
                  Charge Portion, PLUS, the Distributor's CDSC Portion, plus the Distributor's Investment Earnings, less

                        (B) the Distributor's allocable portion of the amount
                  distributed pursuant to clauses (i) and (ii) above, as determined in accordance with Section 4.03(b),

        shall be transferred to the Distributor's Remittance Account.

            (b) (i) The amount of funds applied by the Collection Agent in accordance with Section 4.03(a)(i) on any Monthly Settlement Date shall be allocated among the Purchaser and the Distributor in the proportion that Program Collections and Related Collections deposited in the Program Collection Account since the immediately preceding Monthly Settlement Date are allocated among each thereof on the Monthly Settlement Date in question; and

                  (ii) The amount of funds applied by the Collection Agent in accordance with Section 4.03(a) (ii) on any Monthly Settlement Date shall be allocated among the Purchaser and the Distributor in the proportion that Program Collections and Related Collections deposited in the Program Collection Account since the immediately preceding Monthly Settlement Date are allocated to each on the Monthly Settlement Date in question; PROVIDED, HOWEVER, that special allocations of Program Costs will be made by the Program Administrator if such costs are related solely to Portfolio Assets owned by the Purchaser or the Distributor.

            (c) (i) As used in this Agreement the term "PURCHASER'S INVESTMENT EARNINGS" shall mean on any Monthly Settlement Date, an amount equal to the product of (A) the result of (x) the Investment Earnings, if any, minus (y) the Investment Losses, if any, and (B) a fraction, expressed as a percentage, the numerator of which is the Purchaser's Portion (determined without regard to clause (iii) of the definition thereof) of the Program Collections and Related Collections which were deposited in the Program Collection Account since the immediately preceding Monthly Settlement Date and the denominator of which is the total amount of Program Collections and Related Collections which were deposited in the Program Collection Account since the immediately preceding Monthly Settlement Date.

            (ii) As used in this Agreement the term "DISTRIBUTOR'S INVESTMENT EARNINGS" shall mean on any Monthly Settlement Date, an amount equal to the product of (a) the result of (x) the Investment Earnings, if any, minus (y) the Investment Losses, if any, and (b) a fraction, expressed as a percentage, the numerator of which is the Distributor's Portion (determined without regard to clause (iii) of the definition thereof) of Program Collections and Related Collections which were deposited in the Program Collection Account since the immediately preceding Monthly Settlement Date and the denominator of which is the total amount of Program Collections and Related Collections which were deposited in the Program Collection Account since the immediately preceding Monthly Settlement Date.

            (d) For purposes of determining the amounts to be distributed pursuant to Section 4.03(a), the Purchaser hereby authorizes the Collection Agent to conclusively rely upon the written statements of the Authorized Representative of the Program Administrator setting forth the calculations of such amounts, and the Distributor hereby consents thereto (which notice or statements shall set forth in reasonable detail the computation of such amounts). Unless such written statement is received by the Collection Agent on or prior to 12:00 noon (New York City time) on the Business Day funds are to be distributed under Section 4.03(a), the Collection Agent shall use its reasonable efforts to, but shall not be obligated to, distribute such amounts on such day; PROVIDED, HOWEVER, that if such certificate or statement is received by the Collection Agent after 12:00 noon (New York City time) on any day on or after the date that such funds were to be distributed under Section 4.03(a), it shall in any event distribute such funds not later than the next succeeding Business Day after receipt of such certificate or statement; and PROVIDED, FURTHER, that if such certificate or statement is received by the Collection Agent prior to the close of business (New York City time) on the day prior to the day on which funds were to be distributed under Section 4.03(a) (each such day on which funds are to be distributed, the "DISTRIBUTION DATE"), it shall in any event distribute such funds not later than 12:00 noon (New York City time) on the Distribution Date.

            Notwithstanding the foregoing, if an Authorized Representative of the Distributor or the Purchaser shall have certified in writing that the computation of any amount in respect of the Distributor's Portion or the Purchaser's Portion under Section 4.03(a) is not in conformity with the mechanics for calculating any such amount set forth in this Agreement or any other Program Document (which certification shall set forth in reasonable detail the Distributor's or the

Purchaser's, as the case may be, calculation of such amount, the nature of the alleged error made and the amount of such discrepancy), the Collection Agent shall not distribute the amount of the discrepancy stipulated in such certificate until the Distributor and the Purchaser shall have agreed upon how such amount should be properly distributed or a court shall have made a determination concerning the amounts properly distributable in respect thereto.

            Each of the Distributor and the Purchaser agrees that it shall not send the certificate specified in the immediately preceding sentence unless it reasonably believes that the computation of the Distributor's Portion or the Purchaser's Portion, as the case may be, was not in conformity with the provisions of this Agreement and the Master Agreement. The Collection Agent shall not be liable for any application of the moneys and other cash proceeds pursuant to Section 4.03(a) made in accordance with any certificate or written direction delivered pursuant to this Section 4.03(d) or otherwise made in accordance with the second preceding sentence; PROVIDED, HOWEVER, that no application of the moneys and other cash proceeds by the Collection Agent in accordance with any certificate or other written direction delivered or made pursuant to this Section 4.03(d) shall be deemed to restrict or limit the right of any party to contest with the purported obligee the amount set forth in such certificate or other written direction. In no event shall the Collection Agent be obligated to make any application or distribution of funds in the Program Collection Account in the absence of such certificate or written direction. For purposes of this Agreement, the term "AUTHORIZED REPRESENTATIVE" shall mean any individual at the time designated to act on behalf of the Distributor, the Purchaser or the Program Administrator, as the case may be, such designation to be evidenced by a written certificate (an "AUTHORIZED REPRESENTATIVE CERTIFICATE") (i) furnished on the date hereof and from time to time hereafter by the Distributor, the Purchaser or the Program Administrator, as the case may be, to the Collection Agent containing the name, title and specimen signature of each such individual, and (ii) executed on behalf of the Distributor, the Purchaser or the Program Administrator, as the case may be, by the President, any Vice President, any Secretary or any Assistant Secretary of the Distributor, the Purchaser or the Program Administrator, as the case may be. Until the Collection Agent has received a subsequent Authorized Representative Certificate, the Collection Agent shall be entitled to rely conclusively on the last such Authorized Representative Certificate delivered to it hereunder for the purpose of determining the Authorized Representatives of the Distributor, the Purchaser or the Program Administrator, as the case may be.

            (e) The Collection Agent shall (subject to Section 4.03(d)) upon its receipt of an Allocation Notice (with a copy to the other parties hereto) remit Deposited Collection Funds to the Purchaser's Remittance Account and the Program Servicer Agent Remittance Account as contemplated by Section 4.03(a) on a more frequent basis as specified in such Allocation Notice.

            Section 4.04. INVESTMENT OF FUNDS DEPOSITED IN PROGRAM COLLECTION ACCOUNT. (a) To the extent that any Deposited Collection Funds are not required to be promptly distributed from the Program Collection Account and such funds remain in such Program Collection Account unused after being set aside for the purposes specified in Section 4.03 above, the Collection Agent shall invest and reinvest at the written direction of the Program Administrator, in its own name or in the name of its nominee, such Deposited Collection Funds in investments, having maturities which shall not extend beyond the next following Monthly Settlement Date (each such investment, a "CASH EQUIVALENT") and which constitute:

             (i) marketable direct obligations issued or unconditionally and fully guaranteed by the United States of America or issued by any agency thereof;

            (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof and having as at any date of determination the highest rating obtainable from Standard & Poor's;

           (iii) commercial paper issued by any corporation (other than an Affiliate of the Seller) organized and existing under the United States of America and having as at any date of determination the highest rating obtainable from Standard & Poor's;

            (iv) certificates of deposit issued by commercial banking institutions that are members of the Federal Reserve System, each having as at any date of determination combined capital and surplus of not less than $500,000,000, and the commercial paper of other short-term unsecured debt obligations of which, as at any date of determination, have the highest rating obtainable from Standard & Poor's ("PERMITTED BANKS"); and

             (v) investments in money market funds having a rating of "AAAm" or "AAAm-g" from Standard & Poor's (including funds for which the Parent or the Collection Agent or any of their respective Affiliates is investment manager or advisor).

In the absence of specific written instructions by an Authorized Representative of the Program Administrator, the Collection Agent shall, in accordance with this Section 4.04, invest the Deposited Collection Funds in such Cash Equivalents described in clause (v) above. All such Cash Equivalents and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be deemed to be to the credit of the Program Collection Account.

            (b) The Collection Agent may, without requirement of instructions from the Program Administrator, take such actions as are reasonably necessary to realize the proceeds of any such Cash Equivalent that are held to the stated maturity thereof. The Collection Agent may, at the written direction of the Program Administrator, liquidate Cash Equivalents from time to time to the extent necessary to make payments pursuant to Section 4.03 hereof. None of the Collection Agent, the Purchaser, the Distributor or the Program Administrator shall have recourse to any other party hereto for any loss resulting from the investment performance of any investment or reinvestment of moneys made in accordance with the provisions of this Section or from the sale or liquidation of such Cash Equivalents.

            Section 4.05. PROGRAM COLLECTION ACCOUNT CDSC SUB-ACCOUNTS.

            (a) The Collection Agent shall establish and maintain for each of the Purchaser, and the Distributor a separate account as a sub-account of the Program Collection Account referred to as: (i) the "PURCHASER CDSC SUB-ACCOUNT," in the case of the Purchaser; and (ii) the "DISTRIBUTOR CDSC SUB-ACCOUNT," in the case of the Distributor; such accounts are collectively referred to as the "CDSC SUB-ACCOUNTS." References in this Agreement to the Program Collection Account shall be deemed to refer to the Program Collection Account and all CDSC Sub-accounts.

            (b) Upon receipt of each deposit of Contingent Deferred Sales Charges into the Program Collection Account, the Collection Agent shall deposit a portion of such deposit in the CDSC Sub-account for each of the Purchaser and the Distributor equal to a percentage of the total amount of such deposit equal to the Purchaser's CDSC Portion or Distributor's CDSC Portion, as the case may be, for the Monthly Settlement Date immediately preceding such deposit, all in accordance with the written direction of an Authorized Representative of the Program Administrator.

            (c) If as of any Monthly Settlement Date the Program Administrator determines that the amount on deposit in any CDSC Sub-account includes a portion of the CDSC Portion for such Monthly Settlement Date of a party other than the party for whom such CDSC Sub-account was established, the Collection Agent shall, at the written direction of the Program Administrator, transfer such amount to the proper CDSC Sub-account.

            (d) On each Monthly Settlement Date, the amounts on deposit in the CDSC Sub-accounts which are required to be distributed to the Purchaser or the Distributor shall be paid to such party directly from the CDSC Sub-account established for such party in accordance with the provisions of Section 4.03.

                                    ARTICLE V

                                COLLECTION AGENT

            Section 5.01. APPOINTMENT. Each of the Purchaser and the Program Administrator hereby appoints Bankers Trust Company, as Collection Agent under this Agreement with full power and authority to apply the Deposited Collection Funds in accordance with the terms and conditions of this Agreement and to otherwise perform the duties of the Collection Agent, hereunder and the Distributor hereby consents and agree to such appointment. Bankers Trust Company hereby accepts the appointment as Collection Agent hereunder and agrees to receive and safe keep all funds transferred or delivered to the Collection Agent for deposit in the Program Collection Account and apply and distribute the Deposited Collection Funds solely in accordance with the terms of this Agreement and to otherwise perform its duties as hereinafter provided. Each of the parties acknowledges that pursuant to that certain Pledge and Collateral Agency Agreement, dated as of July 29, 1997, among the Purchaser, the Program Administrator, certain Residual Interest Holders parties thereto, certain Qualified Enhancement Provider Security Holders parties thereto, Bankers Trust Company, as Collateral Agent and

Master Collection Agent (the "COLLATERAL AGENT"), certain Secured Parties parties thereto and the Placement Trust parties thereto (the "PURCHASER WAREHOUSE PLEDGE AGREEMENT"), the Collateral Agent has appointed the Collection Agent as the Collateral Agent's agent for purposes of perfecting the Collateral Agent's security interest created by the Purchaser Warehouse Pledge Agreement in the interest of the Purchaser in the Program Collection Account and in the Deposited Funds deposited therein. Each of the Parties acknowledges that pursuant to those certain indentures to be entered into between certain Placement Trusts, which have become a party to the Purchaser Warehouse Pledge Agreement, and certain indenture trustees, such indenture trustees have appointed the Collection Agent as the indenture trustee's agent for purposes of perfecting the indenture trustee's security interest created by the relevant indenture in the interest of the Purchaser in the Program Collection Account and in the Deposited Funds deposited therein. The Collection Agent accepts such appointments, and the other parties hereto consent to such appointments.

            Section 5.02. SCOPE OF DUTIES. The Collection Agent undertakes to perform only those duties in such capacity as are expressly required by this Agreement.

            Section 5.03. DELEGATION OF DUTIES. Subject to Article VI hereof, the Collection Agent may not assign its rights or obligations under this Agreement. The Collection Agent may, however, execute any of its duties under this Agreement by or through its officers, directors, employees, attorneys, custodians, nominees or agents; PROVIDED, HOWEVER, that no such delegation of duties shall limit or otherwise affect the liability of the Collection Agent for its performance of its duties hereunder. The Collection Agent shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties under this Agreement.

            Section 5.04. RELIANCE BY COLLECTION AGENT. The Collection Agent and its officers, directors, employees, attorneys, nominees and agents shall be entitled to conclusively rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document reasonably believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected by the Collection Agent.

            Section 5.05. COLLECTION AGENT IN ITS INDIVIDUAL CAPACITY. The Collection Agent may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Purchaser, the Program Administrator, the Distributor, any other party to any Program Document, any of their respective Affiliates and any other Person who may do business with or own securities of any of the foregoing, all as if the Collection Agent were not the Collection Agent hereunder and without any duty to account therefor to the Purchaser, the Program Administrator or the Distributor.

            Section 5.06. LIMITATION ON LIABILITY, ETC. Neither the Collection Agent, nor any of its directors, officers, employees, custodians, nominees or agents, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their gross negligence or willful misconduct; nor shall the Collection Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Purchaser, the Program Administrator or the Distributor of this Agreement or any other Program Document furnished pursuant hereto or in connection herewith. Without limiting the generality of the foregoing, the Collection Agent: (i) except as expressly provided in this Agreement or any other Program Document, makes no warranty or representation, and shall not be responsible to the Purchaser, the Program Administrator or the Distributor for any statements, warranties or representations made in or in connection with this Agreement or any such Program Document by any such Person; and (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Program Document on the part of the Purchaser, the Program Administrator or the Distributor. No implied covenant or obligation shall be read into this Agreement against the Collection Agent. The Collection Agent shall not be compelled to do any act not expressly set forth in this Agreement or to take any action towards the enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof unless indemnified to its reasonable satisfaction against loss, cost, liability and expense. The Collection Agent shall not have or be deemed to have any trust relationship with the Purchaser, the Program Administrator or the Distributor as a result of this Agreement or any of its actions in connection herewith.

                                   ARTICLE VI

                           SUCCESSOR COLLECTION AGENT;
                       QUALIFICATIONS OF COLLECTION AGENT

            Section 6.01. SUCCESSOR COLLECTION AGENT. The Collection Agent acting hereunder may resign at any time upon thirty (30) days prior written notice to the Purchaser, the Program Administrator and the Distributor, and may be removed at any time with or without cause by an instrument in writing duly executed by the Purchaser and the Program Administrator. Subject to the provisions of Section 6.02, the Program Administrator shall have the right to appoint a successor to the Collection Agent which shall be such other bank or financial institution selected by the Program Administrator and reasonably satisfactory to the Purchaser and the Distributor upon any such resignation or removal, by an instrument of substitution complying with the requirements of Applicable Law, or, in the absence of any such requirements, without other formality than appointment and designation in writing. Upon the making and acceptance of such appointment, the execution and delivery by such successor Collection Agent of a ratifying instrument pursuant to which such successor Collection Agent agrees to assume the duties and obligations imposed on the Collection Agent by the terms of this Agreement, and the delivery to such successor Collection Agent of the Deposited Collection Funds and documents and instruments then held by the retiring Collection Agent, such successor Collection Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the Collection Agent named herein, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Collection Agents hereunder. No Collection Agent shall be discharged from its duties or obligations hereunder the Collection Deposited Funds and documents and instruments then held by such Collection Agent shall have been transferred or delivered to the successor Collection Agent for deposit in the new Program Collection Account, as applicable, and until such retiring Collection Agent shall have executed and delivered to the successor Collection Agent appropriate instruments substituting such successor Collection Agent as attorney-in-fact of the Purchaser, the Program Administrator and the Distributor for purposes of this Agreement as contemplated by Section 2.02. If no successor Collection Agent shall be appointed, as aforesaid, or, if appointed, shall not have accepted its appointment, within thirty (30) days after resignation or removal of the retiring Collection Agent then, subject to the provisions of this Section 6.01, the Collection Agent may appoint a successor Collection Agent reasonably satisfactory to the Purchaser, the Program Administrator and the Distributor. Each such successor Collection Agent shall provide the Purchaser, the Program Administrator and the Distributor with its address, telephone and facsimile numbers, to be used for purposes of Section
8.02 hereof, in a notice complying with the terms of said Section. Notwithstanding the resignation or removal of any Collection Agent hereunder, the provisions of this Agreement shall continue to inure to the benefit of such Collection Agent in respect of any action taken or omitted to be taken by such Collection Agent in its capacity as such while it was Collection Agent under this Agreement. No Collection Agent shall be liable by reason of any act or omission of any successor Collection Agent.

            Section 6.02. QUALIFICATIONS OF COLLECTION AGENT. Any Collection Agent at any time acting hereunder must at all times be an "Eligible Institution," as hereinafter defined. For purposes of this Section 6.02, the term "Eligible Institution" shall mean any branch of a depository institution or trust company organized under the laws of the United States, any state thereof or the District of Columbia (or any branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of "AA" (or the equivalent) or better by Standard & Poor's or (B) a certificate of deposit rating of "A-1" by Standard & Poor's, or is otherwise acceptable to Standard & Poor's and (ii) has total capital and surplus of at least $100,000,000.

                                   ARTICLE VII

                                FEES AND EXPENSES

            Section 7.01. PAYMENT OF EXPENSES AND TAXES. The Distributor shall
(a) to the extent not otherwise paid pursuant to this Agreement or the Master Agreement, pay or reimburse the Collection Agent for (i) all the reasonable out-of-pocket costs and expenses (including the fees and disbursements of counsel) incurred by the Collection Agent in connection with the preparation and execution of this Agreement; (ii) all reasonable out-of-pocket costs and expenses (other than fees and disbursements of counsel) incurred by the Collection Agent in connection with any amendment, supplement or modification to this Agreement and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby; and (iii) the reasonable fees and disbursements of counsel to the Collection Agent in connection with clause (ii); (b) to the extent not otherwise paid pursuant to this Agreement or the Master Agreement, pay or reimburse the Collection Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Collection Agent, (c) to the extent not otherwise paid pursuant to this Agreement or the Master Agreement, pay, indemnify, and hold the Collection Agent, and its respective directors, officers, employees, custodians, nominees, agents and representatives, harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp and other taxes, if any, which may be payable or determined to be payable by the Collection Agent in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, and any such other documents, and (d) pay, indemnify, and hold the Collection Agent, and its directors, officers, employees, custodians, nominees, agents and representatives, harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursement of any kind or nature whatsoever with respect to the enforcement, performance and administration of this Agreement, the other Program Documents and any such other documents contemplated hereby or thereby (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, that neither the Distributor, the Purchaser or the Program Administrator shall have any obligation hereunder with respect to the Collection Agent's ordinary administrative costs, or any Indemnified Liabilities arising from (i) the breach by the Collection Agent of any representation, warranty or covenant expressly set forth in this Agreement or (ii) the gross negligence or willful misconduct of the Collection Agent.

            Section 7.02. FEES. The Collection Agent shall be paid a fee at the rate of $6,000 per annum payable in equal installments in arrears monthly on each Monthly Settlement Date during the term of this Agreement from Deposited Collection Funds in the Program Collection Account in accordance with Section 4.03; PROVIDED, that if there are insufficient funds in the Program Collection Account to satisfy the amounts payable on any Monthly Settlement Date, the Distributor shall pay the Collection Agent any shortfall on such Monthly Settlement Date.

                                  ARTICLE VIII

                                  MISCELLANEOUS

            Section 8.01. AMENDMENT AND WAIVERS. No amendment, modification, supplement, termination or waiver of this Agreement shall be effective unless the same shall be in writing and signed by the Purchaser, the Program Administrator, the Collection Agent and the Distributor. Any waiver of any provision of this Agreement, and any consent to any departure by any party to this Agreement from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any party to this Agreement in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

            Section 8.02. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be given or made in accordance with Section 8.03 of the Master Agreement.

            Section 8.03. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 8.04. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Purchaser or the Program Administrator at law or in equity.

            Section 8.05. TERMINATION. This Agreement shall terminate upon the date that the Collection Agent receives written notification from the Program Administrator that the Unamortized Gross Purchase Amount in respect of the Purchased Portfolio Assets of each Fund has been reduced to zero; PROVIDED that in any event this Agreement will terminate upon the date that the Collection Agent receives written notification from the Program Administrator that all Shares relating to the Purchased Portfolio Assets have either been redeemed or converted to "A" shares pursuant to Permitted Conversion Features and that all Program Collections payable in respect of such Purchased Portfolio Assets have been paid; and PROVIDED, FURTHER, that the obligations under Section 7.01 shall survive the termination of this Agreement or the earlier resignation or removal of the Collection Agent.

            Section 8.06. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto and their respective successors and permitted assigns. In the event the Purchaser does not purchase Eligible Portfolio Assets relating to Shares of any Fund, the Distributor may assign its rights to a portion of the amounts actually distributable to the Distributor pursuant to Section 4.03 (the "ASSIGNED PORTION") to an assignee unrelated to the Distributor in accordance with the Master Agreement, and in the event that the Distributor shall secure a commitment from an assignee to purchase such Assigned Portion, the parties hereto agree to negotiate in good faith with a view to: (A) amending this Agreement to: (1) permit such assignee to become a party to this Agreement; (2) remove such Assigned Portion from the amounts distributable to the Distributor pursuant to Section 4.03 and providing for such assignee to be entitled to distributions pursuant to Section 4.03 in respect of the Assigned Portion, and
(B) executing and delivering a mutually satisfactory agreement among the Program Administrator, the Purchaser, the Collection Agent and such assignee, specifying their respective rights with respect to the Portfolio Assets.

            Section 8.07. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

            Section 8.08. SECURITY INTERESTS. The Distributor, the Collection Agent, the Program Administrator, the Purchaser hereby acknowledge that: (a) the Purchaser has assigned and will assign all of its rights under this Agreement to secure certain borrowings; and (b) the

Purchaser intends to assign a portion of its interests hereunder to Placement Trusts pursuant to Placements.

            Section 8.09. COUNTERPARTS. This Agreement may be executed in several counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                    BANKERS TRUST COMPANY,
                                    as Collection
                                    Agent


                                    By: /s/ Louis Bodi
                                        ------------------------------------
                                    Name: Louis Bodi
                                    Title: Vice President


                                    PLT FINANCE, L.P.
                                    as Purchaser


                                    By: PLT FINANCE, INC.,
                                    General Partner


                                    By: /s/ Robert T. Fleisher
                                        ------------------------------------
                                    Name: Robert T. Fleisher
                                    Title: Vice President


                                    PUTNAM, LOVELL, DE GUARDIOLA &
                                    THORNTON INC.,
                                    as Program Administrator


                                    By: /s/ Michael R. Llodra
                                        ------------------------------------
                                    Name: Michael R. Llodra
                                    Title: Vice President


                                    PIONEER FUNDS DISTRIBUTOR, INC.,
                                    as Distributor


                                    By: /s/ Robert L. Butler
                                        ------------------------------------
                                    Name: Robert L. Butler
                                    Title: President

                                                                    Exhibit D To
                                                                 Pioneer Program
                                                                Master Agreement

              AMENDED AND RESTATED CLASS B SHARES DISTRIBUTION PLAN

                                 [NAME OF FUND]


         CLASS B SHARES DISTRIBUTION PLAN, dated as of April 1, 1994 and amended and restated as of September 30, 1998, of __________________________, a
____________ business trust (the "Trust")

                                   WITNESSETH

         WHEREAS, the Trust is engaged in business as an open-end, diversified, management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act");

         WHEREAS, the Trust intends to distribute shares of beneficial interest (the "Class B Shares") of the Trust in accordance with Rule 12b-1 promulgated by the Securities and Exchange Commission under the 1940 Act ("Rule 12b-1"), and desires to adopt this Class B Shares distribution plan (the "Class B Plan") as a plan of distribution pursuant to such Rule;

         WHEREAS, the Trust desires that Pioneer Funds Distributor, Inc., a Massachusetts corporation ("PFD") or such other persons as may be appointed principal underwriter from time to time, provide certain distribution services for the Trust's Class B Shares in connection with the Class B Plan (PFD and any successor principal underwriter of the Trust's shares being referred to as an "Underwriter");

         WHEREAS, the Trust has entered into an underwriting agreement (in a form approved by the Trust's Board of Trustees in a manner specified in Rule 12b-1) with the Underwriter, whereby the Underwriter provides facilities and personnel and renders services to the Trust in connection with the offering and distribution of Class B Shares (the "Underwriting Agreement");

         WHEREAS, the Trust also recognizes and agrees that (a) the Underwriter may retain the services of firms or individuals to act as dealers or wholesalers (collectively, the "Dealers") of the Class B Shares in connection with the offering of Class B Shares, (b) the Underwriter may compensate any Dealer that sells Class B Shares in the manner and at the rate or rates to be set forth in an agreement between the Underwriter and such Dealer and (c) the Underwriter may make such payments to the Dealers for distribution services out of the fee paid to the Underwriter hereunder, any deferred sales charges imposed by the Underwriter in connection with the repurchase of Class B Shares, its profits or any other source available to it;

         WHEREAS, the Trust recognizes and agrees that the Underwriter may impose certain deferred sales charges in connection with the repurchase of Class B Shares by the Trust, and the Underwriter may retain (or receive from the Trust, as the case may be) all such deferred sales charges; and

         WHEREAS, the Board of Trustees of the Trust, in considering whether the Trust should adopt and implement this Class B Plan, has evaluated such information as it deemed necessary to an informed determination whether this Class B Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Trust for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Class B Plan will benefit the Trust and its Class B shareholders;

         NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Class B Plan for the Trust as a plan of distribution of Class B Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. (a) The Trust is authorized to compensate the Underwriter for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Underwriter in connection with the Trust's Class B Shares. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

                           (b) The amount of compensation payable to the
                  Underwriter during any one year for distribution services with respect to Class B Shares shall be its Allocable Portion (as defined in Section 14 below) of .75% of the Trust's average daily net assets attributable to Class B Shares for such year (the "Distribution Fee"). Notwithstanding anything to the contrary set forth in this Distribution Plan or any Underwriting Agreement, the Distribution Fee shall not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B Shares into Class A Shares of the Trust) with respect to Class B Shares (or the assets of the Trust attributable to such Class B Shares) either (x) issued prior to the date of any termination or modification or (y) attributable to Class B Shares issued through one or a series of exchanges of shares of another investment company for which the Underwriter acts as principal underwriter which were initially issued prior to the date of such termination or modification or (z) issued as a dividend or distribution upon Class B Shares initially issued or attributable to Class B Shares issued prior to the date of any such termination or modification (the "Pre-Amendment Class B Shares") except:

                           (i) to the extent required by a change in the Investment Company 1940 Act, the rules or regulations under the Act, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998,

                           (ii) in connection with a "Complete Termination" of this Plan. For purposes of this Plan, a "Complete Termination" shall have occurred if: (x) this Plan and the distribution plan for Class B Shares of any successor trust or fund or any trust or fund acquiring substantially all of the assets of the Trust (collectively, the "Affected Funds") is terminated with respect to all Class B Shares of the Trust and each Affected Fund then outstanding or subsequently issued, (y) the payment by the Trust of Distribution Fees with respect to all Class B Shares of the Trust and each Affected Fund is terminated and
                           (z) neither the Trust nor any Affected Fund establishes concurrently with or subsequent to such termination of this Plan another class of shares which has substantially similar characteristics to the current Class B Shares of the Trust, including the manner of payment and amount of contingent deferred sales charge paid directly or indirectly by the holders of such shares (all of such classes of shares "Class B Shares"), or

                           (iii) on a basis, determined by the Board of Trustees, including a majority of the Qualified Trustees (as hereinafter defined), acting in good faith, so long as from and after the effective date of such modification or termination: (x) neither (1) the Trust, (2) any Affected Fund nor (3) the investment advisor or any other sponsor entity (or their affiliates) of the Trust or any Affected Fund pay, directly or indirectly, a fee, a trailer fee, or expense reimbursement to any person for the provision of personal and account maintenance services (as such terms is used in the Conduct Rules of the NASD) to the holder of Class B Shares of the Trust or any Affected Fund (but the forgoing shall not prevent payments for transfer agency or subaccounting services), and (y) the termination or modification of the Distribution Fee applies with equal effect to both Pre-Amendment Class B Shares and Post-Amendment Class B Shares (as defined in Section 7) outstanding from time to time of the Trust and all Affected Funds.

                           (c) Distribution services and expenses for which an
                  Underwriter may be compensated pursuant to this Plan include, without limitation: compensation to and expenses (including allocable overhead, travel and telephone expenses) of (i) Dealers, brokers and other dealers who are members of the NASD or their officers, sales representatives and employees, (ii) the Underwriter and any of its affiliates and any of their respective officers, sales representatives and employees,
                  (iii) banks and their officers, sales representatives and employees, who engage in or support distribution of the Trust's Class B Shares; printing of reports and prospectuses for other than existing shareholders; and preparation, printing and distribution of sales literature and advertising materials.

                           (d) The Underwriter shall be deemed to have performed
                  all services required to be performed in order to be entitled to receive its Allocable Portion of the Distribution Fee, if any, payable with respect to Class B Shares sold through such Underwriter upon the settlement date of the sale of such Class B Shares or in the case of Class B Shares issued through one or a series of exchanges of shares of another investment company for which the Underwriter acts as principal underwriter or issued as a dividend or distribution upon Class B Shares, on the settlement date of the first sale on a commission basis of a Class B Share from which such Class B share was derived. The Trust's obligation to pay an Underwriter its Allocable Portion of the Distribution Fees payable in respect of the Class B Shares shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of such Underwriter. The foregoing provisions of this Section 1(d) shall not limit the rights of the Trust to modify or terminate payments under this Class B Plan as provided in Section 1(b) with respect to Pre-Amendment Class B Shares or Section 7 with respect to Post-Amendment Class B Shares.

                           (e) The amount of compensation paid during any one
                  year for personal and account maintenance services and expenses (the "Service Fee") shall be .25% of the Trust's average daily net assets attributable to Class B Shares for such year. As partial consideration for personal services and/or account maintenance services provided by the Underwriter to the Class B Shares, the Underwriter shall be entitled to be paid any fees payable under this clause (e) with respect to Class B Shares for which no dealer of record exists, where less than all consideration has been paid to a dealer of record or where qualification standards have not been met.

                           (f) Personal and account maintenance services for
                  which the Underwriter or any of its affiliates, banks or Dealers may be compensated pursuant to this Plan include, without limitation: payments made to or on account of the Underwriter or any of its affiliates, banks, other brokers and dealers who are members of the NASD, or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Class B Shares or their accounts or who provide similar services not otherwise provided by or on behalf of the Trust.

                           (g) The Underwriter may impose certain deferred sales
                  charges in connection with the repurchase of Class B Shares by the Trust and the Underwriter may retain (or receive from the Trust as the case may be) all such deferred sales charges.

                           (h) The Trust has agreed in the Underwriting
                  Agreement to certain restrictions on the Trust's ability to modify or waive certain terms of the Trust's Class B Shares or the contingent deferred sales charge with respect to Pre-Amendment Class B Shares.

                           (i) Appropriate adjustments to payments made pursuant
                  to clauses (b) and (d) of this paragraph 1 shall be made whenever necessary to ensure that no payment is made by the Trust in excess of the applicable maximum cap imposed on asset based, front-end and deferred sales charges by Section 2830(d) the Conduct Rules of the NASD.

         2. The Trust understands that agreements between the Underwriter and Dealers may provide for payment of fees to Dealers in connection with the sale of Class B Shares and the provision of services to shareholders of the Trust. Nothing in this Class B Plan shall be construed as requiring the Trust to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Class B Shares. The Underwriter shall agree and undertake that any agreement entered into between the Underwriter and any Dealer shall provide that such Dealer shall look solely to the Underwriter for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Trust.

         3. Notwithstanding anything to the contrary in this Distribution Plan or any Underwriting Agreement, the Underwriter may assign, sell or pledge (collectively, "Transfer") its rights to its Allocable Portion of any Distribution Fees under this Plan. Upon receipt of notice of such Transfer, the Trust shall pay to the assignee, purchaser or pledgee (collectively with their subsequent transferees, "Transferees"), as third-party beneficiaries, such portion of the Distribution Fees payable to the Underwriter as provided in written instructions (the "Allocation Instructions") from the Underwriter and said Transferee to the Trust. In the absence of Allocation Instructions, the Trust shall have no obligations to a Transferee.

         4. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust, as it may be amended or restated from time to time, or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of the responsibility for and control of the conduct of the affairs of the Trust; it being understood that actions taken pursuant to Section 1(b) shall not be considered such an action described above.

         5. This Class B Plan shall become effective upon approval by (i) a "majority of the outstanding voting securities" of Class B of the Trust, (ii) a vote of the Board of Trustees, and (iii) a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Class B Plan or in any agreements related to the Class B Plan (the "Qualified Trustees"), such votes with respect to (ii) and (iii) above to be cast in person at a meeting called for the purpose of voting on this Class B Plan.

         6. All of the terms of this Distribution Plan, as amended and restated as of September 30, 1998, are intended to apply in respect of all Pre-Amendment Class B Shares and to the Distribution Fees payable in respect of any thereof. This Class B Plan will remain in effect indefinitely, provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Class B Plan shall expire on the annual anniversary of the adoption of this Plan following the last such approval.

         7. Subject to the limitation set forth in Section 1(b) with respect to Pre-Amendment Class B shares, this Class B Plan may be amended at any time by the Board of Trustees with respect to Class B Shares (and the assets attributable to such Class B Shares) which are not Pre-Amendment Class B Shares ("Post-Amendment Class B Shares"); provided that this Class B Plan may not be amended to increase materially the limitations on the annual percentage of average net assets which may be expended hereunder without the approval of holders of a "majority of the outstanding voting securities" of Class B of the Trust and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Class B Plan may be terminated at any time, subject to Section 1(b), by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Class B of the Trust.

         8. The Trust and the Underwriter shall provide to the Trust's Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Class B Plan and the purposes for which such expenditures were made.

         9. While this Class B Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         10. For the purposes of this Class B Plan, the terms "interested persons," "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act.

         11. The Trust shall preserve copies of this Class B Plan, and each agreement related hereto and each report referred to in Paragraph 7 hereof (collectively, the "Records"), for a period of not less than six (6) years from the end of the fiscal year in which such Records were made and, for a period of two (2) years, each of such Records shall be kept in an easily accessible place.

         12. This Class B Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         13. If any provision of this Class B Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Class B Plan shall not be affected thereby.

         14. Payments under this Class B Plan shall be allocated between PFD and any successor Underwriter or co-Underwriter (each an Underwriter's "Allocable Portion) as provided in the Allocation Procedures appended hereto.

                                                                    Exhibit E To
                                                                 Pioneer Program
                                                                Master Agreement

               FORM OF AMENDED AND RESTATED UNDERWRITING AGREEMENT

         THIS UNDERWRITING AGREEMENT, dated this 31st day of October, 1997 and amended and restated as of the 30th day of September 1998, by and between Pioneer Fund, a Delaware business trust ("Trust"), and Pioneer Funds Distributor, Inc., a Massachusetts corporation (the "Underwriter")

                                   WITNESSETH

         WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the purpose of registering shares of beneficial interest for public offering under the Securities Act of 1933, as amended;

         WHEREAS, the Underwriter engages in the purchase and sale of securities both as a broker and a dealer and is registered as a broker-dealer with the Commission and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

         WHEREAS, the parties hereto deem it mutually advantageous that the Underwriter should act as Principal Underwriter, as defined in the 1940 Act, for the sale to the public of the shares of beneficial interest of the securities portfolio of each series of the Trust which the Trustees may establish from time to time (individually, a "Portfolio" and collectively, the "Portfolios"); and

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Underwriter do hereby agree as follows:

         1. The Trust hereby grants to the Underwriter the right and option to purchase shares of beneficial interest of each class of each Portfolio of the Trust(the "Shares") for sale to investors either directly or indirectly through other broker-dealers. The Underwriter is not required to purchase any specified number of Shares, but will purchase from the Trust only a sufficient number of Shares as may be necessary to fill unconditional orders received from time to time by the Underwriter from investors and dealers.

         2. The Underwriter shall offer Shares to the public at an offering price based upon the net asset value of the Shares, to be calculated for each class of shares as described in the Registration Statement, including the Prospectus, filed with the Commission and in effect at the time of the offering, plus sales charges as approved by the Underwriter and the Trustees of the Trust and as further outlined in Pioneer's Prospectus. The offering price shall be subject to any provisions set forth in the Prospectus from time to time with respect thereto, including, without limitation, rights of accumulation, letters of intent, exchangeability of shares, reinstatement privileges, net asset value purchases by certain persons and reinvestments of dividends and capital gain distributions.

         3. In the case of all Shares sold to investors through other broker-dealers, a portion of applicable sales charges will be reallowed to such broker-dealers who are members of the NASD or, in the case of certain sales by banks or certain sales to foreign nationals, to brokers or dealers exempt from registration with the Commission. The concession reallowed to broker-dealers shall be set forth in a written sales agreement and shall be generally the same for broker-dealers providing comparable levels of sales and service.

         4. This Agreement shall terminate on any anniversary hereof if its terms and renewal have not been approved by a majority vote of the Trustees of the Trust voting in person, including a majority of its Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Underwriting Agreement (the "Qualified Trustees"), at a meeting of Trustees called for the purpose of voting on such approval. This Agreement may also be terminated at any time, without payment of any penalty, by the Trust or 60 days' written notice to the Underwriter, or by the Underwriter upon similar notice to Pioneer. This Agreement may also be terminated by a party upon five (5) days' written notice to the other party in the event that the Commission has issued an order or obtained an injunction or other court order suspending effectiveness of the Registration Statement covering the Shares of Pioneer. Finally, this Agreement may also be terminated by the Trust upon five (5) days' written notice to the Underwriter provided either of the following events has occurred: (i) the NASD has expelled the Underwriter or suspended its membership in that organization; or (ii) the qualification, registration, license or right of the Underwriter to sell Shares in a particular state has been suspended or cancelled in a state in which sales of the Shares during the most recent 12-month period exceeded 10% of all Shares held by the Underwriter during such period.

         5. The compensation for the services of the Underwriter as a principal underwriter under this Agreement shall be:

         With respect to Class A Shares (i) that part of the sales charge which is retained by the Underwriter after allowance of discounts to dealers as set forth, if required, in the Registration Statement, including the Prospectus, filed with the Commission and in effect at the time of the offering, as amended, and (ii) those amounts payable to the Underwriter as reimbursement of expenses pursuant to any distribution plan which may be in effect.

         With respect to Class B Shares (i) the Underwriter's Allocable Portion (as defined in Section 9) of the Distribution Fee, if any, payable from time to time to the Underwriter under the Pioneer's Class B Distribution Plan and (ii) the contingent deferred sales charge payable with respect to Class B Shares sold through the Underwriter as set forth in the Registration Statement, including the Prospectus, filed with the Commission and in effect at the time of the sale of such Class B Shares.

         With respect to Class C Shares (i) the Distribution Fee, if any, payable from time to time to the Underwriter under the Pioneer's Class C Distribution Plan and (ii) the contingent deferred sales charge payable with respect to Class C Shares sold through the Underwriter as set forth in the Registration Statement, including the Prospectus, filed with the Commission and in effect at the time of the sale of such Class C Shares.

         With respect to Class Y Shares, the Underwriter shall not be entitled to any compensation.

         With respect to any future class of shares, the Underwriter shall be entitled to such consideration as the Trust and the Underwriter shall agree at the time such class of Shares is established.

Notwithstanding anything to the contrary herein, subsequent to the issuance of a Class B Share the Trust agrees not take any action to waive or change any contingent deferred sales charge (including, without limitation, by change in the rules applicable to conversion of Class B Shares into another class) in respect of such Class B Shares, except (i) as provided in the Trust's Prospectus or Statement of Additional Information in effect on September 30, 1998, or (ii) as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency enacted, issued or promulgated after September 30, 1998. Neither the termination of the Underwriter's role as principal underwriter of the Class B Shares nor the termination of this Agreement nor the termination or modification of the Class B Distribution Plan shall terminate the Underwriter's right to the contingent deferred sales charge with respect to Class B Shares sold through said Underwriter or Class B Shares issued through one or a series of exchanges of shares of another investment company for which the Underwriter acts as principal underwriter, in each case with respect to Class B Shares or their predecessors initially issued prior to such termination or modification ("Pre-Amendment Class B Shares"). Except as provided in the preceding sentences and notwithstanding any other provisions of the Agreement or the Class B Distribution Plan, the Underwriter is entitled to its Allocable Portion of the contingent deferred sales charges payable in respect of the Pre-Amendment Class B Shares shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of such Underwriter.

         6. Notwithstanding anything to the contrary set forth in the Distribution Plan or this Agreement, the Trust agrees to comply with respect to Pre-Amendment Shares with the provision of Sections 1(b), (d), (g) and (h) and
Section 4 and Section 6 of the Trust's Amended and Restated Class B Distribution Plan as thought such provision were set forth in this Agreement.

         7. Nothing contained herein shall relieve the Trust of any obligation under its management contract or any other contract with any affiliate of the Underwriter.

         8. Notwithstanding anything to the contrary set forth in the Class B Distribution Plan or this Agreement the Trust acknowledges that the Underwriter may assign, sell or pledge (collectively, "Transfer") its rights to Distribution Fees and contingent deferred sales charges with respect to Class B Shares. Upon receipt of notice of such Transfer, the Trust shall pay to the assignee, purchaser or pledgee (collectively with their subsequent transferees, "Transferees"), as third party beneficiaries, such portion of the Distribution Fees and contingent deferred sales charges payable to the Underwriter as provided in written instructions (the "Allocation Instructions") from the Underwriter to the Trust and shall pay the balance, if any, to the Underwriter. In the absence of Allocation Instructions, the Trust shall have no obligations to a Transferee.

         9. Payments of the Distribution Fee and contingent deferred sales charges with respect to Class B shares shall be allocated between the Underwriter (or its Transferee) and such co- or successor principal underwriter (each an "Allocable Portion"), as provided in the Allocation Procedures attached hereto.

         10. The parties to this Agreement acknowledge and agree that all liabilities arising hereunder, whether direct or indirect, of any nature whatsoever, including without limitation, liabilities arising in connection with any agreement of the Trustor its Trustees as set forth herein to indemnify any party to this Agreement or any other person, if any, shall be satisfied out of the assets of the Trust and that no Trustee, officer or holder of shares shall be personally liable for any of the foregoing liabilities. The Trust's Agreement and Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of Shares.

         11. This Agreement shall automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

         12. In the event of any dispute between the parties, this Agreement shall be construed according to the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereto affixed as of the day and year first above written.

ATTEST:                                      PIONEER FUND



                                             By:
--------------------------------                 -------------------------------
Joseph P. Barri                                  John F. Cogan, Jr.
Secretary                                        President


ATTEST:                                      PIONEER FUNDS DISTRIBUTOR, INC.



                                             By:
--------------------------------                 -------------------------------
Joseph P. Barri
Clerk                                            President

                                                                    Exhibit F To
                                                                 Pioneer Program
                                                                Master Agreement


                   FORM OF IRREVOCABLE PAYMENT INSTRUCTION

                                    [Name and Address
                                    of Distributor]

                                    [Date]

Each of the Funds and Transfer Agents
  and Custodians listed on Schedule I hereto

            You are hereby notified that Pioneer Funds Distributor, Inc. (the "DISTRIBUTOR") and PLT Finance, L.P. (the "PURCHASER") have entered into a Pioneer Program Master Agreement, dated as of September 30, 1998 (as from time to time amended, the "MASTER AGREEMENT") with the "Parent," the "Advisor," the "Program Administrator" and the "Collection Agent" (each as defined therein), pursuant to which (defined therein) the Distributor has agreed from time to time to sell, convey, assign and transfer to the Purchaser all of its right, title and interest in, to and under the Purchased Portfolio Assets (defined therein) relating to the sales of Shares (defined therein) relating to each of the Funds (defined therein) during certain specified periods.

            Capitalized terms used herein shall have the respective meanings ascribed thereto in Schedule X to the Master Agreement.

            Each Fund or Transfer Agent, as applicable, is hereby directed to make, or cause to be made, all payments in respect of all amounts paid or payable by each Fund or a Fund's shareholder pursuant to the Distributor's Contract, the Distribution Plan, and the Contingent Deferred Sales Charge arrangements in respect of the Portfolio Assets relating to such Fund after the date hereof and all proceeds therefrom (hereinafter, "PAYMENTS"), which otherwise would be payable by the Fund or a Fund's shareholder to the Distributor, by wire in immediately available funds:

                  (A) in the case of Contingent Deferred Sales Charges (except as described in (B) below), directly from an account owned by the Fund, Transfer Agent or Selling Agent withholding the same (without any intermediate commingling with funds of the Distributor ) to the account of Bankers Trust Company (the "COLLECTION AGENT") entitled the "Pioneer Funding Program Collection Account" (the "PROGRAM COLLECTION ACCOUNT"): Bankers Trust Company, ABA No. 021001033, Account No. 00380525, Attn: Structured Finance, for further credit to Account No. 26447 (ref: PLT Finance - Pioneer Funding Collection Account) established and maintained by the Collection Agent at Four Albany Street, New York, New York 10006 no later than the next Business Day following the date on which the same are withheld by the Fund, Transfer Agent or Selling Agent in question; and

                  (B) in the case of Contingent Deferred Sales Charges withheld by Selling Agents then listed on Exhibit I to the Program Allocation Procedures and all other Payments, directly (without any intermediate commingling with funds of the Distributor) from an account owned by the Fund (or a single account by such Fund and other Funds) to the Program Collection Account at the above-referenced address on or before the Fifth (5th) Business Day, or in the case of such withholdings or Payments by Merrill Lynch, the fifteenth (15th) calendar day, of the calendar month immediately following the calendar month to which they relate.

            You are further notified that:

            1. This Irrevocable Payment Instruction is delivered on behalf of the Purchaser and the Program Administrator and is irrevocable and cannot be changed without the consent of the Purchaser, the Program Administrator and the Distributor;

            2. By your acknowledgment, you authorize the Distributor to deliver a copy of this Irrevocable Payment Instruction and your acknowledgment to the Purchaser, and the Program Administrator and their respective successors and assigns; and

            3. By its acknowledgment, each Fund agrees to make payment due from it in compliance with the directions herein. By its acknowledgment, each Transfer Agent agrees to make payment due from a shareholder of the Fund in compliance with the directions herein.

THIS IRREVOCABLE PAYMENT INSTRUCTION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

            By your execution of this Irrevocable Payment Instruction you hereby acknowledge and agree to abide by the foregoing instructions, it being understood that such acknowledgment and waiver does not constitute a waiver of any defenses.

                                    PIONEER FUNDS DISTRIBUTOR, INC.

                                    By:
                                        ---------------------------
                                        Authorized Signatory


                                    PLT FINANCE, L.P.


                                    By:
                                        ---------------------------
                                        Authorized Signatory


Acknowledged and
Agreed to as of the date
first written above:

Each of the Funds listed
  on Schedule I hereto

By:
    ----------------------------
    Authorized Signatory

Each of the Transfer Agents
  listed on Schedule I hereto

By:
    ----------------------------
   Authorized Signatory

Each of the Custodian's
listed on Schedule I hereto

By:
    ----------------------------
    Authorized Signatory

                                                                    Exhibit G To
                                                                 Pioneer Program
                                                                Master Agreement


                              FORMS OF OPINIONS

                           [Intentionally Omitted]

                                                                    Exhibit H To
                                                                 Pioneer Program
                                                                Master Agreement

                                     PIONEER
                                 INVESTOR REPORT

                                        For the Month Ended:              9/30/98
                                                Report Date:             10/10/98

PART 1   PROGRAM COLLECTION ACCOUNT BALANCE

A.  Deposits to Program Collection Account for Current Month                                                                    0.00

B.  12b-1s during most recent calendar month (4C Total)                                                                     1,848.00
C.  CDSCs charged during most recent calendar month                                                                         1,500.00
D.  Other amounts (e.g. indemnity payments) deposited to Program
    Collection Account during most recent calendar month (Attach
    Exhibit C with detail)                                                                                                      0.00

E.  Does 1A = 1B + 1C + 1D?                                                                                                       No

G.  Amount to be paid to Program Funding and Collection Agent (3C)                                                            500.00

PART 2   MERRILL LYNCH ALLOCATION (TO GROSS UP CDSC WAIVERS)

A.  Merrill Lynch AUM end of current calendar month                                                                       500,000.00
B. Merrill Lynch Percentage of Program                                                                                        16.67%

PART 3   INPUTS

A.  Month Ended                                                                                                              9/30/98
A1. # of days in Month                                                                                                            30
B.  Report Date                                                                                                             10/10/98

C.  Monthly Collection Agent Fee (fixed at $500.00 until further
    notice by Progam Administrator)                                                                                           500.00


PART 4   DETAILED FUND INFORMATION

FUND NAME                                      SAMPLE FUND 1        SAMPLE FUND 2       SAMPLE FUND 3         TOTAL

REPORT FUND NUMBER                                     PLEASE INSERT        PLEASE INSERT       PLEASE INSERT
------------------                                     -------------        -------------       -------------
A.   Average NAV for most recent calendar month            1,000,000            1,000,000           1,000,000           3,000,000
B.   Monthly 12b-1 fee rate                                   0.0616%              0.0616%             0.0616%             0.0616%
C.   12b-1 fees accrued during most recent
      calendar month                                             616                  616                 616               1,849
D.   12b-1 fees deposited to Program Collection
      Account                                                    616                  616                 616               1,848
E.   Does 4D = 4C                                                Yes                  Yes                 Yes                 Yes

F.   Year-to-date average NAV at end of most
      recent calendar month                                1,000,000            1,000,000           1,000,000           3,000,000
G.   NAV of redeemed shares during most recent
      calendar month                                          12,000               12,000              12,000              36,000
H.   Year-to-date NAV of redeemed shares                      12,000               12,000              12,000              36,000
I.   Monthly Redemption rate (4G/4A)                            1.20%                1.20%               1.20%               1.20%
J.   Year-to-date Redemption rate (4H/4F)                       1.20%                1.20%               1.20%               1.20%
J1.  Effective CDSC Rate (4M/4G)                                4.17%                4.17%               4.17%               4.17%

K.   CDSCs deposited to Program Collection
      Account from Selling Agents                                250                  250                 250                 750
L.   Transfer Agent CDSCs deposited to Program
      Collection Account                                         250                  250                 250                 750
                                                           ---------            ---------           ---------        ------------
M.   Total CDSCs deposited to Program Collection
      Account                                                    500                  500                 500               1,500

N.   NAV of redeemed shares which were exempt
      from CDSC                                                  200                  200                 200                 600
O.   Free redemption rate most recent calendar
      month (4N/4A)                                            0.024%               0.024%              0.024%              0.024%
P.   Free redemption rate 2nd prior month                      0.000%               0.000%              0.000%              0.000%
Q.   Free redemption rate 3rd prior month                      0.000%               0.000%              0.000%              0.000%
R.   Total free redemption rate over 3 previous
      months (4O + 4P + 4Q)                                    0.024%               0.024%              0.024%              0.024%

S.   Free exchanges into fund during most recent
      calendar month                                           1,000                1,000               1,000               3,000
T.   Exchange rate into fund (4S/4A)                            0.10%                0.10%               0.10%               0.10%
U.   Free exchanges out of fund during most
      recent calendar month                                    1,000                1,000               1,000               3,000
V.   Exchange rate out of fund (4U/4A)                          0.10%                0.10%               0.10%               0.10%

W.   NAV per Share at end of most recent calendar
      month                                                    10.00                10.00               10.00                 N/A
X.   NAV per Share beginning of previous calendar
      month                                                     9.50                 9.50                9.50                 N/A
Y.   NAV per Share monthly change ((4W/4X) - 1)                  5.3%                 5.3%                5.3%                5.3%

Z.   Dividends (not inc. cap gains) paid during
      most recent calendar month                                 500                  500                 500            1,500.00
AA.  Reivested dividend during the most recent
      calendar month                                             250                  250                 250              750.00
AB.  Dividend reinvestment rate (4AA/4Z)                        50.0%                50.0%               50.0%               50.0%

AC.  Capital gains paid during the most recent
      calendar month                                             500                  500                 500            1,500.00
AD.  Reinvested capital gains during the most
      recent calendar month                                      250                  250                 250              750.00
AE.  Capital gains reinvestment rate (4AC/4AD)                  50.0%                50.0%               50.0%               50.0%

AF.  Capital gains and Dividends paid during
      most recent calendar month                               1,000                1,000               1,000            3,000.00
AG.  Total reinvestmenst during the most recent
      calendar month                                             500                  500                 500            1,500.00
AH.  Total reinvestment rate (4AG/4AF)                          50.0%                50.0%               50.0%               50.0%

AI.  Ending NAV for most recent calendar month             1,000,000            1,000,000           1,000,000        3,000,000.00
AJ.  Percentage of Program                                     33.33%               33.33%              33.33%             100.00%


PART 5  MONTHLY FUNDING INFORMATION

                                                         ---------------------
Fund Name                               Fund Number             Sales
---------                               -----------      =====================

Total                                                          $    -

PART 6   COMPLIANCE TESTS

A.  Weighted average NAV change during previous month     5.3%
B.  Does 6A exceed -25%?                                   Yes

C.  Free Redemptions over previous 3 months             0.024%
D.  Is 6C less than 0.50%?                                 Yes





This Investor Report has been been reviewed by a Responsible Officer of Pioneer. No Event of Termination has occurred under the Financing Program.


                                                      Signed ___________________

                                                      Name _____________________

                                                      Title ____________________







SCHEDULE A   FOOTNOTES

SCHEDULE B   BACK-UP SCHEDULE CHECKLIST

                                                            --------------------
To Come                                                              X
                                                            --------------------

                                                            --------------------
To Come                                                              X
                                                            --------------------

                                                            --------------------
To Come                                                              X
                                                            --------------------


SCHEDULE C   DETAIL OF OTHER AMOUNTS PAID TO PROGRAM COLLECTION ACCOUNT
             (IF NEEDED)

SCHEDULE D   MONTHLY SUMMARY OF SHARES SOLD BY CLASS

                                                                    Exhibit I To
                                                                 Pioneer Program
                                                                Master Agreement

                  FORM OF ADDITIONAL ELIGIBLE FUND ADDENDUM

            Reference is hereby made to that certain Pioneer Program Master Agreement, dated as of September 30, 1998 (as from time to time amended, supplemented, waived or modified, the "MASTER AGREEMENT"), among The Pioneer Group, Inc., Pioneering Management Corporation, Pioneer Funds Distributor, Inc., PLT Finance, L.P., Putnam, Lovell, de Guardiola & Thornton Inc. and Bankers Trust Company, as Collection Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Master Agreement.

            Pursuant to the terms of Section 8.17 of the Master Agreement, the Distributor hereby requests that [INSERT NAME OF FUND] a series of [INSERT NAME OF COMPANY], an additional Eligible Fund, become a "Fund" under the Master Agreement on the Addition Effective Date.

            On and as of the Addition Effective Date, (i) such additional Eligible Fund shall become a Fund [, and such Company shall become a Company,] under and for all purposes of the Master Agreement and the Purchase Agreement,
(ii) the Master Agreement and the Purchase Agreement shall be deemed to be supplemented to reflect the addition of such additional Eligible Fund [and Company], (iii) Annex A to this Additional Eligible Fund Addendum shall be deemed to be made a part of Schedule I to the Master Agreement, and (iv) any reference in the Master Agreement to the effectiveness on the date of the Master Agreement of, or any change or modification since the date of the Master Agreement to, the Distributor's Contract, the Distribution Plan, the Prospectus, the Contingent Deferred Sales Charge arrangement or Fundamental Investment Objectives and Policies in respect of such additional Eligible Fund shall be amended to refer to the effectiveness thereof on, and any change or modification thereof since, the Addition Effective Date.

            In addition on the Addition Effective Date the [SPECIFY PROGRAM DOCUMENT] shall be amended as follows: [SPECIFY NECESSARY AMENDMENTS, IF ANY, TO WHICH THE PROGRAM ADMINISTRATOR HAS CONSENTED].

            The Parent, the Distributor and the Advisor represent and warrant to the Program Administrator and the Purchaser that, on and immediately after the Addition Effective Date, (i) their representations and warranties contained in
Article IV of the Master Agreement are true and correct in all respects (ii) no Event of Termination (or event which with the passage of time or notice, or both, would constitute an Event of Termination) has occurred, and (iii) the conditions precedent set forth in Article III to the Master Agreement are satisfied.

            The Addition Effective Date shall occur when (a) a counterpart hereof, signed by the Parent, the Distributor, the Advisor, the Purchaser and the Program Administrator has been



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received by the Program Administrator, and (b) the other requirements described in Section 8.17 of the Master Agreement have been fully satisfied.


THE PIONEER GROUP, INC.,
as Parent

By:___________________________
Name:
Title:

PIONEER FUNDS DISTRIBUTOR, INC.,
as Distributor and Program Servicer Agent


By:__________________________
Name:
Title:


PIONEERING MANAGEMENT CORPORATION,
as Advisor


By:_________________________
Name:
Title:


PLT FINANCE, L.P.,
as Purchaser


by PLT Finance, Inc.,
its General Partner

By:_________________________
Name:
Title:




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

PUTNAM, LOVELL, DE GUARDIOLA & THORNTON INC., as Program Administrator


By:__________________________
Name:


BANKERS TRUST COMPANY,
as Collection Agent


By:_________________________
Name:
Title:(1)










--------------------
(1) Required if Program Collection Agency Agreement is to be amended.






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